     FUND TYPE:
     _________________________________
     Global stock

     INVESTMENT OBJECTIVE:
     _________________________________
     Long-term growth of capital


     Prudential Global
     Genesis Fund, Inc.
                                   [LOGO OF PRUDENTIAL INVESTMENTS APPEARS HERE]

--------------------------------------------------------------------------------
PROSPECTUS: AUGUST 6, 1999


As with all mutual funds, the
Securities and Exchange
Commission has not approved or
disapproved the Fund's shares,
nor has the SEC determined that
this prospectus is complete or
accurate. It is a criminal
offense to state otherwise.

                                   [LOGO OF PRUDENTIAL INVESTMENTS APPEARS HERE]
                                                          Prudential Investments

--------------------------------------------------------------------------------
   Table of Contents
--------------------------------------------------------------------------------

 1   Risk/Return Summary
 1   Investment Objective and Principal Strategies
 2   Principal Risks
 5   Fees and Expenses


 7   How the Fund Invests

 7   Investment Objective and Policies
 8   Other Investments
 10  Derivative Strategies
 11  Additional Strategies
 11  Portfolio Turnover
 12  Investment Risks


 16  How the Fund is Managed

 16  Board of Directors
 16  Manager
 16  Investment Adviser
 17  Portfolio Manager
 17  Distributor
 17  Year 2000 Readiness Disclosure


 18  Fund Distributions and Tax Issues

 18  Distributions
 20  Tax Issues
 21  If You Sell or Exchange Your Shares


 23  How to Buy, Sell and Exchange Shares of the Fund

 23  How to Buy Shares
 31  How to Sell Your Shares
 35  How to Exchange Your Shares


 37  Financial Highlights

 37  Class A Shares
 38  Class B Shares
 39  Class C Shares
 40  Class Z Shares


 41  The Prudential Mutual Fund Family


     For More Information (Back Cover)

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     PRUDENTIAL GLOBAL GENESIS FUND, INC.  [GRAPHIC]  (800) 225-1852

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   Risk/Return Summary
--------------------------------------------------------------------------------


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WE'RE GROWTH INVESTORS
We look primarily for stock that we believe is undervalued and/or will grow faster--and earn better profits--than other companies. We also look for companies with strong competitive advantages, effective research, product development, strong management or financial strength.

--------------------------------------------------------------------------------
This section highlights key information about the PRUDENTIAL GLOBAL GENESIS FUND, INC., which we refer to as "the Fund." Additional information follows this summary.

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES
Our investment objective is LONG-TERM GROWTH OF CAPITAL, which means we look for investments that we think will increase in value over a period of years. We normally invest at least 65% of the Fund's total assets in equity-related securities of smaller foreign and domestic companies. Smaller companies are those with market capitalizations of less than $1.5 billion (or the equivalent in U.S. dollars), measured at the time the securities are purchased. The securities of smaller companies can offer greater potential for long-term growth. From time to time, depending on current market conditions, the Fund may invest primarily in the securities of foreign companies. There is no limit on the percentage of the Fund's assets that may be invested in any single country or region. However, under normal circumstances, we intend to maintain investments in at least three countries, including the United States. We anticipate that many of the companies in which we invest will be located or have operations in the United States, the United Kingdom, Canada, Australia, New Zealand, Hong Kong, Singapore, Malaysia, Thailand, Indonesia, Mexico, Western Europe and Japan.
   We ordinarily look for one or more of the following characteristics:
  . prospects for above-average earnings growth per share;
  . high return on invested capital;
  . healthy balance sheets;
  . sound financial and accounting policies and overall financial strength;
  . strong competitive advantages;
  . effective research and product development and marketing;
  . efficient service;
  . pricing flexibility;
  . strength of management; and
  . general operating characteristics that will allow the companies to compete successfully in their marketplace.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   Risk/Return Summary
--------------------------------------------------------------------------------

Generally, we consider selling a security when the security no longer displays the conditions for growth, is no longer undervalued, or falls short of expectations.
   While we make every effort to achieve our objective, we can't guarantee success.

PRINCIPAL RISKS
Although we try to invest wisely, all investments involve risk. Since the Fund invests primarily in equity-related securities, such as common stock, there is the risk that the value of a particular security could go down. In addition to an individual security losing value, the value of the equity markets as a whole could go down. Also, because the Fund invests primarily in foreign securities, there are additional risks, as foreign political, economic and legal systems may be less stable than in the U.S. and these risks or other factors may cause foreign stock markets to decline. The changing value of foreign currencies also affects the value of the assets we hold and our performance.
   There are additional risks associated with the Fund's investment in securities of smaller companies. These securities may be subject to greater volatility and share price declines than securities of larger companies. Because smaller companies normally have fewer shares outstanding than larger companies, it may be more difficult for the Fund to buy and sell significant amounts of such shares without an unfavorable impact on market prices. There is usually less public information available about smaller companies as compared to larger companies. In addition, these companies typically have smaller product lines and command a smaller market share than larger companies, which may make them more vulnerable to fluctuations in the economic cycle. Also, the Fund may actively and frequently trade its portfolio securities.
   There is also risk involved in the derivative strategies we may use. Some of our strategies depend on correctly predicting whether the price or value of an underlying investment will go up or down over a certain period of time. There is always the risk that investments will not perform as we thought they would. Like any mutual fund, an investment in the Fund could lose value, and you could lose money. The Fund does not represent a complete investment program.
   There are special risks that may arise with the continuing transition to the euro as the common currency of the European Monetary Union. These risks include the possibility that computing, accounting and trading systems will fail to


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     PRUDENTIAL GLOBAL GENESIS FUND, INC.  [GRAPHIC]  (800) 225-1852

--------------------------------------------------------------------------------
   Risk/Return Summary
--------------------------------------------------------------------------------

recognize the euro through the transition period, as well as the possibility that the euro will cause markets to become more volatile.
   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

EVALUATING PERFORMANCE
A number of factors--including risk--affect how the Fund performs. The following bar chart shows the Fund's performance for each full calendar year for the last 10 calendar years. The table shows how the Fund's average annual returns for the periods indicated compare with those of a broad-based securities market index and a group of similar mutual funds. They demonstrate the risk of investing in the Fund and how returns can change. Past performance does not mean that the Fund will achieve similar results in the future.

Annual Returns/1/ (Class B shares)
------------------------------------------------------------------------------------------
     1989     1990     1991     1992     1993     1994     1995     1996     1997     1998
------------------------------------------------------------------------------------------
    29.59%  -17.32%   15.71%   -0.25%   59.76%   -8.92%    9.82%    9.21%    4.53%   -6.03%
------------------------------------------------------------------------------------------
BEST QUARTER: 17.12% (3rd quarter of 1993)    WORST QUARTER: (22.93%) (3rd quarter of 1998)

1 These annual returns do not include sales charges. If sales charges were included, the annual returns would be lower than those shown. The total return of the Fund's Class B shares from 1-1-99 to 6-30-99 was (9.92)%.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   Risk/Return Summary
--------------------------------------------------------------------------------

 AVERAGE ANNUAL RETURNS/1/ AS OF (12-31-98)

------------------------------------------------------------------
                          1 YR  5 YRS 10 YRS       SINCE INCEPTION
  Class A shares      (16.12)%  1.15%    N/A 6.15% (since 1-22-90)
  Class B shares      (11.03)%  1.23%  7.81% 7.73% (since 1-29-88)
  Class C shares       (7.97)%    N/A    N/A 2.10% (since 8-1-94)
  Class Z shares       (5.12)%    N/A    N/A 2.65% (since 9-13-96)
  MSCI World /2/        24.80% 16.19% 11.21%     N/A
  Lipper Average /3/     0.20%  8.02%  8.96%     N/A

1 The Fund's returns are after deduction of sales charges and expenses.
2 The Morgan Stanley Capital International (MSCI) World Index is a weighted index comprised of approximately 1,500 companies listed on the stock exchanges of the United States, Europe, Canada, Australia, New Zealand and the Far East. The combined market capitalization of these companies represents approximately 60% of the aggregate market value of the stock exchanges in the countries comprising the MSCI World Index. The MSCI World Index is unmanaged and the total return includes the reinvestment of all dividends. These returns do not include the effect of any sales charges. The securities in the MSCI World Index may be very different from those in the Fund. These returns would be lower if they included the effect of sales charges. MSCI World Index returns since inception of each class are 11.26% for Class A, 12.16% for Class B, 16.99% for Class C and 20.40% for Class Z shares. Source: Lipper, Inc.
3 The Lipper Average is based on the average return of all mutual funds in the Lipper Global Small Company Fund category and does not include the effect of any sales charges. Again, these returns would be lower if they included the effect of sales charges. Lipper returns since inception of each class are 8.28% for Class A, 9.30% for Class B, 9.67% for Class C and 2.45% for Class Z shares. Source: Lipper, Inc.


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     PRUDENTIAL GLOBAL GENESIS FUND, INC.  [GRAPHIC]  (800) 225-1852

--------------------------------------------------------------------------------
   Risk/Return Summary
--------------------------------------------------------------------------------

FEES AND EXPENSES
These tables show the sales charges, fees and expenses for each share class of the Fund--Class A, B, C and Z. Each share class has different sales charges-- known as loads--and expenses, but represents an investment in the same fund. Class Z shares are available only to a limited group of investors. For more information about which share class may be right for you, see "How to Buy, Sell and Exchange Shares of the Fund."

 SHAREHOLDER FEES/1/ (PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------

                                            CLASS A  CLASS B CLASS C CLASS Z
  Maximum sales charge (load) imposed on          5%    None      1%    None
  purchases (as a percentage of offering
  price)

  Maximum deferred sales charge (load)          None   5%/2/   1%/3/    None
  imposed on sales (as a percentage of the
  lower of original purchase price or sale
  proceeds)

  Maximum sales charge (load) imposed on        None    None    None    None
  reinvested dividends and other
  distributions

  Redemption fees                               None    None    None    None

  Exchange fee                                  None    None    None    None


 ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)
----------------------------------------------------------------------------
                                            CLASS A  CLASS B CLASS C CLASS Z
  Management fees                           1.00%      1.00%   1.00%   1.00%
  + Distribution and service (12b-1) fees    .30%/4/   1.00%   1.00%    None
  + Other expenses                           .78%       .78%    .78%    .78%
  = TOTAL ANNUAL FUND OPERATING EXPENSES    2.08%      2.78%   2.78%   1.78%
  - Waivers                                  .05%/4/    None    None    None
  = NET ANNUAL FUND OPERATING EXPENSES      2.03%      2.78%   2.78%   1.78%

1 Your broker may charge you a separate or additional fee for purchases and sales of shares.
2 The Contingent Deferred Sales Charge (CDSC) for Class B shares decreases by
  1% annually to 1% in the fifth and sixth years and 0% in the seventh year. Class B shares convert to Class A shares approximately seven years after purchase.
3 The CDSC for Class C shares is 1% for shares redeemed within 18 months of purchase.
4 For the fiscal year ending May 31, 2000, the Distributor of the Fund has contractually agreed to reduce its distribution and service fees for Class A shares to .25 of 1% of the average daily net assets of the Class A shares.

--------------------------------------------------------------------------------

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   Risk/Return Summary
--------------------------------------------------------------------------------


EXAMPLE
This example will help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
   The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. After the first year, the example does not take into consideration the Distributor's agreement to reduce its distribution and service fees for Class A shares. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

--------------------------------------------------------------------------------

                  1 YR 3 YRS  5 YRS  10 YRS
  Class A shares  $696 $1,115 $1,558 $2,786
  Class B shares  $781 $1,162 $1,569 $2,846
  Class C shares  $478 $  953 $1,555 $3,178
  Class Z shares  $181 $  560 $  964 $2,095

You would pay the following expenses on the same investment if you did not sell your shares:

--------------------------------------------------------------------------------

                  1 YR 3 YRS  5 YRS  10 YRS
  Class A shares  $696 $1,105 $1,538 $2,741
  Class B shares  $281 $  862 $1,469 $2,846
  Class C shares  $378 $  953 $1,555 $3,178
  Class Z shares  $181 $  560 $  964 $2,095



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     PRUDENTIAL GLOBAL GENESIS FUND, INC.  [GRAPHIC]  (800) 225-1852

--------------------------------------------------------------------------------
   How the Fund Invests
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
OUR GROWTH STRATEGY
We look for companies that are likely to produce strong growth in earnings and/or sales, and whose stock prices do not reflect this future growth. These companies usually have a unique market niche, a strong new product profile or superior management. We analyze companies using both fundamental and quantitative techniques, including analysis of balance sheets, income statements and other financial measures.

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND POLICIES

The Fund's investment objective is LONG-TERM GROWTH OF CAPITAL. This means we look to build an investment portfolio which, though potentially volatile in the short term, has the potential for significant capital appreciation over the longer term. While we make every effort to achieve our objective, we can't guarantee success. In pursuing our objective, we normally invest primarily (at least 65% of the Fund's total assets) in EQUITY-RELATED SECURITIES OF SMALLER DOMESTIC AND FOREIGN COMPANIES. Smaller companies are those with market capitalizations of less than $1.5 billion (or the equivalent in U.S. dollars), measured at the time the securities are purchased. The securities of smaller companies can offer greater potential for long-term growth. From time to time, depending on current market conditions, the Fund may invest primarily in the securities of foreign companies. There is no limit on the percentage of the Fund's assets that may be invested in any single country or region. However, under normal circumstances, we intend to maintain investments in at least three countries, including the United States. We anticipate that many of the companies in which we invest will be located or have operations in the United States, the United Kingdom, Canada, Australia, New Zealand, Hong Kong, Singapore, Malaysia, Thailand, Indonesia, Mexico, Western Europe and Japan.

   The principal type of equity-related security in which the Fund invests is common stock. In addition to common stock, equity-related securities include, but are not limited to, preferred stock, rights that can be exercised to obtain stock, warrants and debt securities or preferred stock convertible or exchangeable for common or preferred stock and master limited partnerships. The Fund may also invest in American Depositary Receipts (ADRs). ADRs are certificates that represent an equity investment in a foreign company or some other foreign issuer, are usually issued by a U.S. bank or trust company and are valued in U.S. dollars. We consider ADRs to be equity-related securities.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   How the Fund Invests
--------------------------------------------------------------------------------

   In selecting securities for the Fund, we use a bottom-up approach based on a company's growth potential, and we focus the Fund's portfolio on those areas with the most attractive near-term prospects. We ordinarily look for one or more of the following characteristics:
  . prospects for above-average earnings growth per share;
  . high return on invested capital;
  . healthy balance sheets;
  . sound financial and accounting policies and overall financial strength;
  . strong competitive advantages;
  . effective research and product development and marketing;
  . efficient service;
  . pricing flexibility;
  . strength of management; and
  . general operating characteristics that will allow the companies to compete successfully in their marketplace.
   Generally, we consider selling a security when the security no longer displays the conditions for growth, is no longer undervalued, or falls short of expectations.
   For more information, see "Investment Risks" and the Statement of Additional Information, "Description of the Fund, its Investments and Risks." The Statement of Additional Information--which we refer to as the SAI--contains additional information about the Fund. To obtain a copy, see the back cover page of this prospectus.
   The Fund's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Fund's Board of Directors can change investment policies that are not fundamental.

OTHER INVESTMENTS
In addition to the principal strategies discussed above, we may also use the following strategies to increase the Fund's returns or protect its assets if market conditions warrant.

MONEY MARKET INSTRUMENTS, BONDS AND OTHER FIXED-INCOME OBLIGATIONS
Under normal conditions, the Fund may invest up to 35% of total assets in MONEY MARKET INSTRUMENTS, BONDS and other fixed-income obligations. Money market instruments and bonds are known as fixed-income securities because issuers of these securities are obligated to pay interest and


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     PRUDENTIAL GLOBAL GENESIS FUND, INC.  [GRAPHIC]  (800) 225-1852

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


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   How the Fund Invests
--------------------------------------------------------------------------------

principal. Typically, fixed-income securities don't increase or decrease in value in relation to an issuer's financial condition or business prospects as stock may, although their value does fluctuate inversely to changes in interest rates generally and directly in relation to their perceived credit quality. Corporations and governments issue money market instruments and bonds to raise money. The Fund may buy obligations of companies, foreign countries or the U.S. Government. Money market instruments include the commercial paper and short-term obligations of foreign and domestic corporations, banks and governments and their agencies.
   The Fund will purchase only money market instruments that have received one of the two highest short-term debt ratings from Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Rating Group ("S&P"), or another nationally recognized statistical rating organization (NRSRO). For bonds and other long-term fixed-income obligations and convertible securities, we may invest in "investment grade" obligations. An obligation is investment grade if it has received one of the top four long-term debt ratings from a NRSRO. Obligations rated in the fourth category (Baa for Moody's or BBB for S&P) have speculative characteristics and are subject to a greater risk of loss of principal and interest. We may also invest in obligations that are not rated, but which we believe are of comparable quality.
   After a security has been purchased by the Fund, it may be assigned a lower rating or cease to be rated. This does not mean that the Fund must sell the security, but the investment adviser will consider such an event in deciding whether the Fund should continue to hold the security in its portfolio.
   For more information about bonds and bond ratings, see the SAI, "Appendix I--Description of Security Ratings."

TEMPORARY DEFENSIVE INVESTMENTS
In response to adverse market, economic or political conditions, we may temporarily invest up to 100% of the Fund's assets in money market instruments. Investing heavily in these securities limits our ability to achieve capital appreciation, but can help to preserve the Fund's assets when the equity markets are unstable.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   How the Fund Invests
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REPURCHASE AGREEMENTS
The Fund may also use REPURCHASE AGREEMENTS, where a party agrees to sell a security to the Fund and then repurchase it at an agreed-upon price at a stated time. This creates a fixed return for the Fund.

DERIVATIVE STRATEGIES
We may use a number of alternative investment strategies--including DERIVATIVES--to try to improve the Fund's returns or protect its assets, although we cannot guarantee these strategies will work, that the instruments necessary to implement these strategies will be available or that the Fund will not lose money. Derivatives--such as futures, options, forward foreign currency exchange contracts and options on futures--involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying investment (a security, market index, currency, interest rate or some other investment) will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with the Fund's overall investment objective. The investment adviser will consider various factors (such as cost) in deciding whether or not to employ any particular strategy or use any particular instrument. Any derivatives we may use may not match the Fund's underlying holdings.

OPTIONS
The Fund may purchase and sell put and call options on equity securities, stock indices and foreign currencies that are traded on U.S. or foreign securities exchanges, on NASDAQ or in the over-the-counter market. An option is the right to buy or sell securities or currencies in exchange for a premium. The Fund will sell only covered options.

FUTURES CONTRACTS AND RELATED OPTIONS, FOREIGN CURRENCY FORWARD CONTRACTS
The Fund may purchase and sell stock and bond index futures contracts and related options on stock and bond index futures. The Fund also may purchase and sell futures contracts on foreign currencies and related options on foreign currency futures contracts. A futures contract is an agreement to buy or sell a set quantity of an underlying product at a future date or to make or receive a cash payment based on the value of a securities index on a stipulated future date. The Fund may also enter into foreign currency forward contracts to protect the value of its assets against future changes in


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


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   How the Fund Invests
--------------------------------------------------------------------------------

the level of foreign exchange rates. A foreign currency forward contract is an obligation to buy or sell a given currency on a future date at a set price.

   For more information about these strategies, see the SAI, "Description of the Fund, its Investments and Risks--Hedging and Return Enhancement Strategies."

ADDITIONAL STRATEGIES
The Fund also follows certain policies when it BORROWS MONEY (the Fund can borrow up to 20% of the value of its total assets); LENDS ITS SECURITIES to others (the Fund can lend up to 30% of the value of its total assets, including collateral received in the transaction); and HOLDS ILLIQUID SECURITIES (the Fund may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions, those without a readily available market and repurchase agreements with maturities longer than seven days). The Fund is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

PORTFOLIO TURNOVER
As a result of the strategies described above, the Fund may have a high annual portfolio turnover rate. Portfolio turnover is generally the percentage found by dividing the lesser of portfolio purchases or sales by the monthly average value of the portfolio. High portfolio turnover (100% or more) results in higher brokerage commissions and other transaction costs and can affect the Fund's performance. It can also result in a greater amount of distributions as ordinary income rather than long-term capital gains.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   How the Fund Invests
--------------------------------------------------------------------------------


INVESTMENT RISKS
As noted, all investments involve risk, and investing in the Fund is no exception. This chart outlines the key risks and potential rewards of the principal strategies of the Fund and certain other investments. See, too, "Description of the Fund, its Investments and Risks" in the SAI.

 INVESTMENT TYPE
 % OF FUND'S TOTAL       RISKS                  POTENTIAL REWARDS
 ASSETS
--------------------------------------------------------------------------------

 EQUITY-RELATED        . Securities of        . Highly
 SECURITIES OF           small companies        successful
 SMALL COMPANIES         are more volatile      smaller
 IN GENERAL              and may decline        companies can
                         more than larger       outperform
 At least 65%; up        companies              larger ones
 to 100%
                       . Smaller companies
                         are more likely
                         to reinvest
                         earnings and not
                         pay dividends

                       . Changes in
                         interest rates
                         may affect the
                         securities of
                         small companies
                         more than the
                         securities of
                         larger companies

                       . May be less
                         liquid than the
                         securities of
                         larger companies

                       . Other risks
                         associated with
                         common stock and
                         equity-related
                         securities in
                         general, as
                         described below,
                         which risks may
                         be heightened for
                         securities of
                         small companies.

--------------------------------------------------------------------------------


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


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   How the Fund Invests
--------------------------------------------------------------------------------

 INVESTMENT TYPE (CONT'D)
 % OF FUND'S TOTAL       RISKS                  POTENTIAL REWARDS
 ASSETS
--------------------------------------------------------------------------------

 FOREIGN               . Foreign markets,     . Investors can
 SECURITIES IN           economies and          participate in
 GENERAL                 political systems      the growth of
                         may not be as          foreign markets
 Up to 100%              stable as in the       and companies
                         U.S.,                  operating in
                         particularly           those markets
                         those in
                         developing
                         countries

                       . Currency risk--
                         changing values
                         of foreign
                         currencies

                       . May be less
                         liquid than U.S.
                         stocks and bonds

                       . Differences in
                         foreign laws,
                         accounting
                         standards, public
                         information and
                         custody and
                         settlement
                         practices

                       . Year 2000
                         conversion may be
                         more of a problem
                         for some foreign
                         issuers,
                         governments and
                         securities
                         markets

--------------------------------------------------------------------------------

 COMMON STOCK AND      . Individual stocks    . Historically,
 OTHER EQUITY-           could lose value       stocks have
 RELATED                                        outperformed
 SECURITIES            . The equity             other
                         markets could go       investments over
                         down, resulting        the long term
 For U.S. compa-         in a decline in
 nies, up to 100%,       value of the         . Generally,
 usually less            Fund's                 economic growth
                         investments            means higher
                                                corporate
 For foreign com-      . Companies that         profits, which
 panies, up to           pay dividends may      leads to an
 100%                    not do so if they      increase in
                         don't have             stock prices,
                         profits or             known as capital
                         adequate cash          appreciation
                         flow
                                              . May be a source
                       . Changes in             of dividend
                         economic or            income
                         political
                         conditions, both
                         domestic and
                         international,
                         resulting in a
                         decline in value
                         of the Fund's
                         investments

--------------------------------------------------------------------------------

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                                                                        13
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   How the Fund Invests
--------------------------------------------------------------------------------

 INVESTMENT TYPE (CONT'D)
 % OF FUND'S TOTAL       RISKS                  POTENTIAL REWARDS
 ASSETS
--------------------------------------------------------------------------------
 FIXED-INCOME          . The Fund's           . Bonds have
 OBLIGATIONS             holdings, share        generally
                         price, yield and       outperformed
 Up to 35%               total return may       money market
                         fluctuate in           instruments over
                         response to bond       the long term
                         market movements       with less risk
                                                than stocks
                       . Credit risk--the
                         default of an        . Most bonds will
                         issuer would           rise in value
                         leave the Fund         when interest
                         with unpaid            rates fall
                         interest or
                         principal. The       . Regular interest
                         lower a bond's         income
                         quality, the
                         higher its           . Investment grade
                         potential              bonds have a
                         volatility             lower risk of
                                                default
                       . Market risk--the
                         risk that the        . Generally more
                         market value of        secure than
                         an investment may      stock since
                         move up or down,       companies must
                         sometimes rapidly      pay their debts
                         or unpredictably.      before paying
                         Market risk may        stockholders
                         affect an
                         industry, a
                         sector or the
                         market as a whole

                       . Interest rate
                         risk--the risk
                         that the value of
                         most bonds will
                         fall when
                         interest rates
                         rise; the longer
                         a bond's maturity
                         and the lower its
                         credit quality,
                         the more its
                         value typically
                         falls. It can
                         lead to price
                         volatility

--------------------------------------------------------------------------------

 DERIVATIVES           . Derivatives used     . The Fund could
                         for hedging, such      make money and
 Percentage varies       as futures,            protect against
                         options and            losses if the
                         foreign currency       investment
                         forward                analysis proves
                         contracts, may         correct
                         not fully offset
                         the underlying       . Derivatives that
                         positions and          involve leverage
                         this could result      could generate
                         in losses to the       substantial
                         Fund that would        gains at low
                         not have               cost
                         otherwise
                         occurred             . One way to
                                                manage the
                       . Derivatives used       Fund's
                         for risk               risk/return
                         management may         balance is to
                         not have the           lock in the
                         intended effects       value of an
                         and may result in      investment ahead
                         losses or missed       of time
                         opportunities

                       . The other party
                         to a derivatives
                         contract could
                         default

                       . Derivatives can
                         increase share
                         price volatility
                         and those that
                         involve leverage
                         could magnify
                         losses

                       . Certain types of
                         derivatives
                         involve costs
                         that can reduce
                         returns

--------------------------------------------------------------------------------


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     PRUDENTIAL GLOBAL GENESIS FUND, INC.  [GRAPHIC]  (800) 225-1852

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--------------------------------------------------------------------------------
   How the Fund Invests
--------------------------------------------------------------------------------

 INVESTMENT TYPE (CONT'D)
 % OF FUND'S TOTAL       RISKS                  POTENTIAL REWARDS
 ASSETS
--------------------------------------------------------------------------------

 ILLIQUID             . May be difficult      . May offer a more
 SECURITIES             to value                attractive yield
                        precisely               or potential for
                                                growth than more
                      . May be difficult        widely traded
                        to sell at the          securities
                        time or price
 Up to 15% of net       desired
 assets

--------------------------------------------------------------------------------

 MONEY MARKET         . Limits potential      . May preserve the
 INSTRUMENTS            for capital             Fund's assets
                        appreciation

 Up to 100% on a      . See credit risk
 temporary basis        and market risk
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                        15
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--------------------------------------------------------------------------------
   How the Fund is Managed
--------------------------------------------------------------------------------

BOARD OF DIRECTORS
The Fund's Board of Directors oversees the actions of the Manager, Investment Adviser and Distributor and decides on general policies. The Board also oversees the Fund's officers who conduct and supervise the daily business operations of the Fund.

MANAGER
PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC (PIFM)
GATEWAY CENTER THREE, 100 MULBERRY STREET
NEWARK, NJ 07102-4077

   Under a management agreement with the Fund, PIFM manages the Fund's investment operations and administers its business affairs. For the fiscal year ended May 31, 1999, the Fund paid PIFM management fees of 1.00% of the Fund's average net assets.
   As of May 31, 1999, PIFM served as the Manager to all 46 of the Prudential mutual funds, and as Manager or administrator to 22 closed-end investment companies, with aggregate assets of approximately $72 billion.

INVESTMENT ADVISER
The Prudential Investment Corporation, called Prudential Investments, is the Fund's investment adviser. Its address is Prudential Plaza, 751 Broad Street, Newark, NJ 07102. Prudential Investments has entered into an agreement with PRICOA Asset Management Ltd. (PRICOA) to assist it in performing advisory functions. PIFM has responsibility for all investment advisory services, supervises Prudential Investments and reimburses Prudential Investments for its reasonable costs and expenses. Prudential Investments supervises PRICOA and reimburses PRICOA for its reasonable costs and expenses.


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   How the Fund is Managed
--------------------------------------------------------------------------------


PORTFOLIO MANAGER
The Fund is managed by an investment unit of Prudential Investments that is headed by STEPHEN F. AUTH, CFA.

   STEVE AUTH is a Senior Managing Director of Prudential Investments and has managed the Fund since October 1997. Steve has been employed by Prudential Investments as a portfolio manager since 1985. He earned a B.A. from Princeton University and an M.B.A. from Harvard University. He was awarded the Chartered Financial Analyst (CFA) designation.

DISTRIBUTOR
Prudential Investment Management Services LLC (PIMS) distributes the Fund's shares under a Distribution Agreement with the Fund. The Fund also has Distribution and Service Plans under Rule 12b-1 of the Investment Company Act. Under the Plans and the Distribution Agreement, PIMS pays the expenses of distributing the Fund's Class A, B, C and Z shares and provides certain shareholder support services. The Fund pays distribution and other fees to PIMS as compensation for its services for each class of shares other than Class Z. These fees--known as 12b-1 fees--are shown in the "Fees and Expenses" tables.

YEAR 2000 READINESS DISCLOSURE
The services provided to the Fund and the shareholders by the Manager, the Distributor, the Transfer Agent and the Custodian depend on the smooth functioning of their computer systems and those of outside service providers. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. Such event could have a negative impact on handling securities trades, payments of interest and dividends, pricing and account services. The Manager, the Distributor, the Transfer Agent and the Custodian have advised the Fund that they have been actively working on necessary changes to their computer systems to prepare for the year 2000. The Fund and its Board receive, and have received since early 1998, satisfactory quarterly reports from the principal service providers as to their preparations for year 2000 readiness, although there can be no assurance that the service providers (or other securities market participants) will

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   How the Fund is Managed
--------------------------------------------------------------------------------

successfully complete the necessary changes in a timely manner or that there will be no adverse impact on the Fund. Moreover, the Fund at this time has not considered retaining alternative service providers or directly undertaken efforts to achieve year 2000 readiness, the latter of which would involve substantial expenses without an assurance of success.
   Additionally, issuers of securities generally, as well as those purchased by the Fund, may confront year 2000 compliance issues which, if material and not resolved, could have an adverse impact on securities markets and/or a specific issuer's performance and result in a decline in the value of the securities held by the Fund. There may be additional risks associated with the Fund's investment in foreign securities.


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   Fund Distributions and Tax Issues
--------------------------------------------------------------------------------

Investors who buy shares of the Fund should be aware of some important tax issues. For example, the Fund pays DIVIDENDS of ordinary income and distributes realized net CAPITAL GAINS, if any, to shareholders. These distributions are subject to federal income taxes, unless you hold your shares in a 401(k) plan, an Individual Retirement Account (IRA) or some other qualified tax-deferred plan or account. Dividends and distributions from the Fund may also be subject to state income tax in the state where you live.
   Also, if you sell shares of the Fund for a profit, you may have to pay capital gains taxes on the amount of your profit, unless you hold your shares in a qualified tax-deferred plan or account.
   The following briefly discusses some of the important federal income tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.

DISTRIBUTIONS
The Fund distributes DIVIDENDS to shareholders out of any net investment income plus any realized net capital gains, typically once a year. For example, if the Fund owns an ACME Corp. stock and the stock pays a dividend, the Fund will pay out a portion of this dividend to its shareholders, assuming the Fund's income is more than its costs and expenses. The dividends you receive from the Fund will be taxed as ordinary income whether or not they are reinvested in the Fund.
   The Fund also distributes realized net CAPITAL GAINS to shareholders-- typically once a year. Capital gains are generated when the Fund sells its assets for a profit. For example, if the Fund bought 100 shares of ACME Corp. stock for a total of $1,000 and more than one year later sold the shares for a total of $1,500, the Fund has net long-term capital gains of $500, which it will pass on to shareholders (assuming the Fund's total gains are greater than any losses it may have). Capital gains are taxed differently depending on how long the Fund holds the security--if a security is held more than one year before it is sold, LONG-TERM capital gains are taxed at the rate of 20%, but if the security is held one year or less, SHORT-TERM capital gains are taxed at rates of up to 39.6%. Different rates apply to corporate shareholders.
   For your convenience, Fund distributions of dividends and capital gains are AUTOMATICALLY REINVESTED in the Fund without any sales charge. If you ask us to pay the distributions in cash, we will send you a check if your account is with the Transfer Agent. Otherwise, if your account is with a broker, you will receive a credit to your account. Either way, the

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   Fund Distributions and Tax Issues
--------------------------------------------------------------------------------

distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account. For more information about automatic reinvestment and other shareholder services, see "Step 4: Additional Shareholder Services" in the next section.

TAX ISSUES
FORM 1099
Every year, you will receive a Form 1099, which reports the amount of dividends and capital gains we distributed to you during the prior year. If you own shares of the Fund as part of a qualified tax-deferred plan or account, your taxes are deferred, so you will not receive a Form 1099. However, you will receive a Form 1099 when you receive any distributions from your qualified tax-deferred plan or account.
   Fund distributions are generally taxable to you in the calendar year they are received, except when we declare certain dividends in the fourth quarter and actually pay them in January of the following year. In such cases, the dividends are treated as if they were paid on December 31 of the prior year. Corporate shareholders are eligible for the 70% dividends-received deduction for certain dividends.

WITHHOLDING TAXES
If federal tax law requires you to provide the Fund with your tax identification number and certifications as to your tax status, and you fail to do this, or if you are otherwise subject to backup withholding, we will withhold and pay to the U.S. Treasury 31% of your distributions and sale proceeds. Dividends of net investment income and short-term capital gains paid to a nonresident foreign shareholder generally will be subject to a U.S. withholding tax of 30%. This rate may be lower, depending on any tax treaty the U.S. may have with the shareholder's country.

IF YOU PURCHASE JUST BEFORE RECORD DATE
If you buy shares of the Fund just before the record date for a distribution (the date that determines who receives the distribution), we will pay that distribution to you. As explained above, the distribution may be subject to income or capital gains taxes. You may think you've done well since you bought shares one day and soon thereafter received a distribution. That is not so because when dividends are paid out, the value of each share of the Fund decreases by the amount of the dividend to reflect the payout although this may not be apparent because the value of each share of the


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   Fund Distributions and Tax Issues
--------------------------------------------------------------------------------


----------------------------------------


                  CAPITAL GAIN
             +$   (taxes owed)
RECEIPTS
FROM      $        OR
SALE
             -$   CAPITAL LOSS
                  (offset against gain)


----------------------------------------

Fund will also be affected by market changes, if any. The distribution you receive makes up for the decrease in share value. However, the timing of your purchase means that part of your investment came back to you as taxable income.

QUALIFIED RETIREMENT PLANS
Retirement plans and accounts allow you to defer paying taxes on investment income and capital gains. Contributions to these plans may also be tax deductible, although distributions from these plans generally are taxable. In the case of Roth IRA accounts, contributions are not tax deductible, but distributions from the plan may be tax-free. Please contact your financial adviser for information on a variety of Prudential mutual funds that are suitable for retirement plans offered by Prudential.

IF YOU SELL OR EXCHANGE YOUR SHARES
If you sell any shares of the Fund for a profit, you have REALIZED A CAPITAL GAIN, which is subject to tax unless you hold shares in a qualified tax-deferred plan or account. The amount of tax you pay depends on how long you owned your shares. If you sell shares of the Fund for a loss, you may have a capital loss, which you may use to offset certain capital gains you have.
   If you sell shares and realize a loss, you will not be permitted to use the loss to the extent you replace the shares (including pursuant to the reinvestment of a dividend) within a 61-day period (beginning 30 days before the sale of the shares). If you acquire shares of the Fund and sell your shares within 90 days, you may not be allowed to include certain charges incurred in acquiring the shares for purposes of calculating gain or loss realized upon the sale of the shares.
   Exchanging your shares of the Fund for the shares of another Prudential mutual fund is considered a sale for tax purposes. In other words, it's a "taxable event." Therefore, if the shares you exchanged have increased in value since you purchased them, you have capital gains, which are subject to the taxes described above.
   Any gain or loss you may have from selling or exchanging Fund shares will not be reported on the Form 1099; however, proceeds from the sale or exchange will be reported on Form 1099-B. Therefore, unless you hold your shares in a qualified tax-deferred plan or account, you or your

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   Fund Distributions and Tax Issues
--------------------------------------------------------------------------------

financial adviser should keep track of the dates on which you buy and sell--or exchange--Fund shares, as well as the amount of any gain or loss on each transaction. For tax advice, please see your tax adviser.

AUTOMATIC CONVERSION OF CLASS B SHARES
We have obtained a legal opinion that the conversion of Class B shares into Class A shares--which happens automatically approximately seven years after purchase--is not a "taxable event" because it does not involve an actual sale of your Class B shares. This opinion, however, is not binding on the Internal Revenue Service (IRS). For more information about the automatic conversion of Class B shares, see "Class B Shares Convert to Class A Shares After Approximately Seven Years" in the next section.


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   How to Buy, Sell and
--------------------------------------------------------------------------------
   Exchange Shares of the Fund
--------------------------------------------------------------------------------


HOW TO BUY SHARES
STEP 1: OPEN AN ACCOUNT
If you don't have an account with us or a securities firm that is permitted to buy or sell shares of the Fund for you, call Prudential Mutual Fund Services LLC (PMFS) at (800) 225-1852 or contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: INVESTMENT SERVICES
P.O. BOX 15020
NEW BRUNSWICK, NJ 08906-5020

   To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. For additional information about purchasing shares of the Fund, see the back cover page of this prospectus. We have the right to reject any purchase order (including an exchange into the Fund) or suspend or modify the Fund's sale of its shares.

STEP 2: CHOOSE A SHARE CLASS
Individual investors can choose among Class A, Class B, Class C and Class Z shares of the Fund, although Class Z shares are available only to a limited group of investors.
   Multiple share classes let you choose a cost structure that better meets your needs. With Class A shares, you pay the sales charge at the time of purchase, but the operating expenses each year are lower than the expenses of Class B and Class C shares. With Class B shares, you only pay a sales charge if you sell your shares within six years (that is why it is called a Contingent Deferred Sales Charge or CDSC), but the operating expenses each year are higher than the Class A share expenses. With Class C shares, you pay a 1% front-end sales charge and a 1% CDSC if you sell within 18 months of purchase, but the operating expenses are also higher than the expenses for Class A shares.
   When choosing a share class, you should consider the following:
  . The amount of your investment
  . The length of time you expect to hold the shares and the impact of the varying distribution fees

--------------------------------------------------------------------------------

                                                                        23
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--------------------------------------------------------------------------------
   Exchange Shares of the Fund
--------------------------------------------------------------------------------

  . The different sales charges that apply to each share class--Class A's front-end sales charge vs. Class B's CDSC vs. Class C's low front-end sales charge and low CDSC
  . Whether you qualify for any reduction or waiver of sales charges
  . The fact that Class B shares automatically convert to Class A shares approximately seven years after purchase
  . Whether you qualify to purchase Class Z shares.
   See "How to Sell Your Shares" for a description of the impact of CDSCs.

Share Class Comparison. Use this chart to help you compare the Fund's different share classes. The discussion following this chart will tell you whether you are entitled to a reduction or waiver of any sales charges.

--------------------------------------------------------------------------------

                           CLASS A          CLASS B         CLASS C          CLASS Z

  Minimum purchase         $1,000           $1,000          $2,500           None
  amount/1/

  Minimum amount for       $100             $100            $100             None
  subsequent purchases/1/

  Maximum initial          5% of the public None            1% of the public None
  sales charge             offering price                   offering price

  Contingent Deferred      None             If sold during: 1% on sales      None
  Sales Charge                              Year 1       5% made within
  (CDSC)/2/                                 Year 2       4% 18 months of
                                            Year 3       3% purchase/2/
                                            Year 4       2%
                                            Years 5/6 1%
                                            Year 7       0%
  Annual distribution and  .30 of 1%;       1%              1%               None
  service (12b-1) fees     (.25 of 1%
  (shown as a percentage   currently)
  of average net
  assets)/3/

1 The minimum investment requirements do not apply to certain retirement and employee savings plans and custodial accounts for minors. The minimum initial and subsequent investment for purchases made through the Automatic Investment Plan is $50. For more information, see "Additional Shareholder Services-- Automatic Investment Plan."
2 For more information about the CDSC and how it is calculated, see "How to Sell Your Shares-- Contingent Deferred Sales Charge (CDSC)." Class C shares bought before November 2, 1998, have a 1% CDSC if sold within one year.
3 These distribution fees are paid from the Fund's assets on a continuous basis. Over time, the fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The service fee for Class A, Class B and Class C shares is .25 of 1%. The distribution fee for Class A shares is limited to .30 of 1% (including the .25 of 1% service fee). Class B and Class C shares pay a distribution fee (in addition to the service fee) of .75 of 1%.


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   How to Buy, Sell and
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--------------------------------------------------------------------------------

REDUCING OR WAIVING CLASS A'S INITIAL SALES CHARGE
The following describes the different ways investors can reduce or avoid paying Class A's initial sales charge.

Increase the Amount of Your Investment. You can reduce Class A's sales charge by increasing the amount of your investment. This table shows you how the sales charge decreases as the amount of your investment increases.

--------------------------------------------------------------------------------

                         SALES CHARGE AS %  SALES CHARGE AS %      DEALER
  AMOUNT OF PURCHASE     OF OFFERING PRICE OF AMOUNT INVESTED REALLOWANCE
  Less than $25,000                  5.00%              5.26%       4.75%
  $25,000 to $49,999                 4.50%              4.71%       4.25%
  $50,000 to $99,999                 4.00%              4.17%       3.75%
  $100,000 to $249,999               3.25%              3.36%       3.00%
  $250,000 to $499,999               2.50%              2.56%       2.40%
  $500,000 to $999,999               2.00%              2.04%       1.90%
  $1 million and above*               None               None        None

* If you invest $1 million or more, you can buy only Class A shares, unless you qualify to buy Class Z shares.

   To satisfy the purchase amounts above, you can:
  . invest with an eligible group of investors who are related to you;
  . buy the Class A shares of two or more Prudential mutual funds at the same time;
  . use your RIGHTS OF ACCUMULATION, which allow you to combine the value of Prudential mutual fund shares you already own with the value of the shares you are purchasing for purposes of determining the applicable sales charge (note: you must notify the Transfer Agent if you qualify for Rights of Accumulation); or
  . sign a LETTER OF INTENT, stating in writing that you or an eligible group of related investors will purchase a certain amount of shares in the Fund and other Prudential mutual funds within 13 months.

Benefit Plans. Certain group retirement and savings plans may purchase Class A shares without the initial sales charge, provided that they meet the required minimum amount of assets, average account balance or number

--------------------------------------------------------------------------------

                                                                        25
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   How to Buy, Sell and
--------------------------------------------------------------------------------
   Exchange Shares of the Fund
--------------------------------------------------------------------------------

of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

Mutual Fund Programs. The initial sales charge will be waived for investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:
  . Mutual fund "wrap" or asset allocation programs where the sponsor places
    Fund trades and charges its clients a management, consulting or other fee for its services; and
  . Mutual fund "supermarket" programs where the sponsor links its customers' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

   Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

Other Types of Investors. Other investors pay no sales charge, including certain officers, employees or agents of Prudential and its affiliates, Prudential Mutual Funds, the subadvisers of the Prudential Mutual Funds and clients of brokers that have entered into a selected dealer agreement with the Distributor. To qualify for a reduction or waiver of the sales charge, you must notify the Transfer Agent or your broker at the time of purchase. For more information about reducing or eliminating Class A's sales charge, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Reduction and Waiver of Initial Sales Charge--Class A Shares."

WAIVING CLASS C'S INITIAL SALES CHARGE
Benefit Plans. Certain group retirement plans may purchase Class C shares without the initial sales charge. For more information, call Prudential at
(800) 353-2847.

Investment of Redemption Proceeds from Other Investment Companies. The initial sales charge will be waived for purchases of Class C shares if the


--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------

purchase is made with money from the redemption of shares of any unaffiliated investment company, as long as the shares were not held in an account at Prudential Securities Incorporated (Prudential Securities) or one of its affiliates. Such purchases must be made within 60 days of the redemption. To qualify for this waiver, you must:
  . purchase your shares through an account at Prudential Securities;
  . purchase your shares through an ADVANTAGE Account or an Investor Account with Pruco Securities Corporation; or
  . purchase your shares through another broker.

   This waiver is not available to investors who purchase shares directly from the Transfer Agent. If you are entitled to the waiver, you must notify either the Transfer Agent or your broker. The Transfer Agent may require any supporting documents it considers to be appropriate.

QUALIFYING FOR CLASS Z SHARES
Benefit Plans. Certain group retirement plans may purchase Class Z shares, provided that they meet the required minimum amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

Mutual Fund Programs. Class Z shares can also be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate which includes mutual funds as investment options and the Fund as an available option. Class Z shares can also be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:
  . Mutual fund "wrap" or asset allocation programs, where the sponsor places
    Fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services
  . Mutual fund "supermarket" programs, where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services


--------------------------------------------------------------------------------

                                                                        27
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   How to Buy, Sell and
--------------------------------------------------------------------------------
   Exchange Shares of the Fund
--------------------------------------------------------------------------------


   Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

Other Types of Investors. Class Z shares of the Fund can be purchased by any of the following:
  . Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential mutual funds are an available option
  . Current and former directors/trustees of the Prudential Mutual Funds
    (including the Fund)
  . Prudential with an investment of $10 million or more.

   In connection with the sale of shares, the Manager, the Distributor or one of their affiliates may pay brokers, financial advisers and other persons a commission of up to 4% of the purchase price for Class B shares, up to 2% of the purchase price for Class C shares, and a finder's fee for Class Z shares from their own resources based on a percentage of the net asset value of shares sold or otherwise.

CLASS B SHARES CONVERT TO CLASS A SHARES AFTER APPROXIMATELY SEVEN YEARS
If you buy Class B shares and hold them for approximately seven years, we will automatically convert them into Class A shares without charge. At that time, we will also convert any Class B shares that you purchased with reinvested dividends and other distributions. Since the 12b-1 fees for Class A shares are lower than for Class B shares, converting to Class A shares lowers your Fund expenses.
   When we do the conversion, you will get fewer Class A shares than the number of converted Class B shares if the price of the Class A shares is higher than the price of Class B shares. The total dollar value will be the same, so you will not have lost any money by getting fewer Class A shares. We do the conversions quarterly, not on the anniversary date of your purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares-- Conversion Feature--Class B Shares."


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--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MUTUAL FUND SHARES
The NAV of mutual fund shares changes every day because the value of a fund's portfolio changes constantly. For example, if Fund XYZ holds ACME Corp. stock in its portfolio and the price of ACME stock goes up while the value of the fund's other holdings remains the same and expenses don't change, the NAV of Fund XYZ will increase.

--------------------------------------------------------------------------------

STEP 3: UNDERSTANDING THE PRICE YOU'LL PAY
The price you pay for each share of the Fund is based on the share value. The share value of a mutual fund--known as the NET ASSET VALUE or NAV--is determined by a simple calculation: it's the total value of the Fund (assets minus liabilities) divided by the total number of shares outstanding. For example, if the value of the investments held by Fund XYZ (minus its liabilities) is $1,000 and there are 100 shares of Fund XYZ owned by shareholders, the price of one share of the fund--or the NAV--is $10 ($1,000 divided by 100). Portfolio securities are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund's Board. Most national newspapers report the NAVs of most mutual funds, which allows investors to check the prices of mutual funds daily.
   We determine the NAV of our shares once each business day at 4:15 p.m. New York time on days that the New York Stock Exchange is open for trading. We do not determine the NAV on days when we have not received any orders to purchase, sell or exchange Fund shares, or when changes in the value of the Fund's portfolio do not materially affect the NAV.

WHAT PRICE WILL YOU PAY FOR SHARES OF THE FUND?
For Class A and Class C shares, you'll pay the public offering price, which is the NAV next determined after we receive your order to purchase, plus an initial sales charge (unless you're entitled to a waiver). For Class B and Class Z shares, you will pay the NAV next determined after we receive your order to purchase (remember, there are no up-front sales charges for these share classes). Your broker may charge you a separate or additional fee for purchases of shares.

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   Exchange Shares of the Fund
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STEP 4: ADDITIONAL SHAREHOLDER SERVICES
As a Fund shareholder, you can take advantage of the following services and privileges:

Automatic Reinvestment. As we explained in the "Fund Distributions and Tax Issues" section, the Fund pays out--or distributes--its net investment income and capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the Fund at NAV without any sales charge. If you want your distributions paid in cash, you can indicate this preference on your application, notify your broker or notify the Transfer Agent in writing (at the address below) at least five business days before the date we determine who receives dividends.

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: ACCOUNT MAINTENANCE
P.O. BOX 15015
NEW BRUNSWICK, NJ 08906-5015

Automatic Investment Plan. You can make regular purchases of Fund shares for as little as $50 by having the funds automatically withdrawn from your bank or brokerage account at specified intervals.

Retirement Plan Services. Prudential offers a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on IRAs, including Roth IRAs or SEP-IRAs for a one-person business, please contact your financial adviser. If you are interested in opening a 401(k) or other company-sponsored retirement plan (SIMPLES, SEP plans, Keoghs, 403(b) plans, pension and profit-sharing plans), your financial adviser will help you determine which retirement plan best meets your needs. Complete instructions about how to establish and maintain your plan and how to open accounts for you and your employees will be included in the retirement plan kit you receive in the mail.

The PruTector Program. Optional group term life insurance--which protects the value of your Prudential mutual fund investment for your beneficiaries against market declines--is available to investors who purchase their shares through Prudential. This insurance is subject to various restrictions and charges and is not available in all states.


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Systematic Withdrawal Plan. A systematic withdrawal plan is available that will provide you with monthly or quarterly checks. Remember, the sale of Class B and Class C shares may be subject to a CDSC.

Reports to Shareholders. Every year, we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about the Fund. To reduce Fund expenses, we will send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us or your broker otherwise.

HOW TO SELL YOUR SHARES
You can sell your shares of the Fund for cash (in the form of a check, by wire or by electronic deposit to your bank account) at any time, subject to certain restrictions.
   When you sell shares of the Fund--also known as redeeming your shares--the price you will receive will be the NAV next determined after the Transfer Agent, the Distributor or your broker receives your order to sell (less any applicable CDSC). If your broker holds your shares, he must receive your order to sell by 4:15 p.m. New York time to process the sale on that day. Otherwise contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: REDEMPTION SERVICES
P.O. BOX 15010
NEW BRUNSWICK, NJ 08906-5010

   Generally, we will pay you for the shares that you sell within seven days after the Transfer Agent, the Distributor or your broker receives your sell order. If you hold shares through a broker, we will credit payment to your account. If you are selling shares you recently purchased with a check, we may delay sending you the proceeds until your check clears, which can take up to 10 days from the purchase date. You can avoid this delay if you purchase shares by wire, certified check or cashier's check. Your broker may charge you a separate or additional fee for sales of shares.

RESTRICTIONS ON SALES
There are certain times when you may not be able to sell shares of the Fund, or we may delay paying you the proceeds from a sale. This may

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   Exchange Shares of the Fund
--------------------------------------------------------------------------------

happen during unusual market conditions or emergencies when the Fund can't determine the value of its assets or sell its holdings. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares."
   If you are selling more than $100,000 of shares, you want the check sent to someone or some place that is not in our records, or you are a business or a trust, and if you hold your shares directly with the Transfer Agent, you will need to have the signature on your sell order guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares--Signature Guarantee."

CONTINGENT DEFERRED SALES CHARGE (CDSC)
If you sell Class B shares within six years of purchase or Class C shares within 18 months of purchase (one year for Class C shares purchased before November 2, 1998), you will have to pay a CDSC. To keep the CDSC as low as possible, we will sell amounts representing shares in the following order:
  . Amounts representing shares you purchased with reinvested dividends and distributions
  . Amounts representing shares that represent the increase in NAV above the total amount of your payments for shares made during the past six years for Class B shares (five years for Class B shares purchased before January 22, 1990) and 18 months for Class C shares (one year for Class C shares purchased before November 2, 1998)
  . Amounts representing the cost of shares held beyond the CDSC period (six years for Class B shares and 18 months for Class C shares).

   Since shares that fall into any of the categories listed above are not subject to the CDSC, selling them first helps you to avoid--or at least minimize--the CDSC.
   Having sold the exempt shares first, if there are any remaining shares that are subject to the CDSC, we will apply the CDSC to amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.


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   As we noted before in the "Share Class Comparison" chart, the CDSC for Class
B shares is 5% in the first year, 4% in the second, 3% in the third, 2% in the fourth and 1% in the fifth and sixth years. The rate decreases on the first day of the month following the anniversary date of your purchase, not on the anniversary date itself. The CDSC is 1% for Class C shares-- which is applied to shares sold within 18 months of purchase (or one year for Class C shares purchased before November 2, 1998). For both Class B and Class C shares, the CDSC is calculated using the lesser of the original purchase price or the redemption proceeds. For purposes of determining how long you've held your shares, all purchases during the month are grouped together and considered to have been made on the last day of the month.
   The holding period for purposes of determining the applicable CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund.

WAIVER OF THE CDSC--CLASS B SHARES
The CDSC will be waived if the Class B shares are sold:
  . after a shareholder dies or is disabled (or, in the case of a trust account, the death or disability of the grantor). This waiver applies to individual shareholders as well as shares owned in joint tenancy (with rights of survivorship), provided the shares were purchased before the death or disability;
  . to provide for certain distributions--made without IRS penalty--from a tax-deferred retirement plan, IRA or Section 403(b) custodial account; and
  . on certain sales from a Systematic Withdrawal Plan.

   For more information on the above and other waivers, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Waiver of Contingent Deferred Sales Charge--Class B Shares."

WAIVER OF THE CDSC--CLASS C SHARES
Benefit Plans. The CDSC will be waived for redemptions by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or recordkeeping services. The CDSC will also be waived for certain redemptions by benefit plans sponsored by

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--------------------------------------------------------------------------------
   Exchange Shares of the Fund
--------------------------------------------------------------------------------

Prudential and its affiliates. For more information, call Prudential at
(800) 353-2847.

REDEMPTION IN KIND
If the sales of Fund shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Fund's net assets, we can then give you securities from the Fund's portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.

SMALL ACCOUNTS
If you make a sale that reduces your account value to less than $500, we may sell the rest of your shares (without charging any CDSC) and close your account. We would do this to minimize the Fund's expenses paid by other shareholders. We will give you 60 days' notice, during which time you can purchase additional shares to avoid this action. This involuntary sale does not apply to shareholders who own their shares as part of a 401(k) plan, an IRA, or some other tax-deferred plan or account.

90-DAY REPURCHASE PRIVILEGE
After you redeem your shares, you have a 90-day period during which you may reinvest any of the redemption proceeds in shares of the same Fund without paying an initial sales charge. Also, if you paid a CDSC when you redeemed your shares, we will credit your new account with the appropriate number of shares to reflect the amount of the CDSC you paid. In order to take advantage of this one-time privilege, you must notify the Transfer Agent or your broker at the time of the repurchase. See the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares."

RETIREMENT PLANS
To sell shares and receive a distribution from your retirement account, call your broker or the Transfer Agent for a distribution request form. There are special distribution and income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer or plan trustee, you must arrange for the distribution request to be signed and sent by the plan administrator or trustee. For additional information, see the SAI.



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     PRUDENTIAL GLOBAL GENESIS FUND, INC.  [GRAPHIC]  (800) 225-1852

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   Exchange Shares of the Fund
--------------------------------------------------------------------------------

HOW TO EXCHANGE YOUR SHARES
You can exchange your shares of the Fund for shares of the same class in certain other Prudential mutual funds--including certain money market funds--if you satisfy the minimum investment requirements. For example, you can exchange Class A shares of the Fund for Class A shares of another Prudential mutual fund, but you can't exchange Class A shares for Class B, Class C or Class Z shares. Class B and Class C shares may not be exchanged into money market funds other than Prudential Special Money Market Fund, Inc. After an exchange, at redemption, the CDSC will be calculated from the first day of the month after your initial purchase, excluding any time shares which were held in a money market fund. We may change the terms of the exchange privilege after giving you 60 days' notice.
   If you hold shares through a broker, you must exchange shares through your broker. Otherwise contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: EXCHANGE PROCESSING
P.O. BOX 15010
NEW BRUNSWICK, NJ 08906-5010

   There is no sales charge for exchanges. However, if you exchange--and then sell--Class B shares within approximately six years of your original purchase or Class C shares within 18 months of your original purchase, you must still pay the applicable CDSC. If you have exchanged Class B or Class C shares into a money market fund, the time you hold the shares in the money market account will not be counted for purposes of calculating the required holding periods for CDSC liability.
   Remember, as we explained in the section entitled "Fund Distributions and Tax Issues--If You Sell or Exchange Your Shares," exchanging shares is considered a sale for tax purposes. Therefore, if the shares you exchange are worth more than you paid for them, you may have to pay capital gains tax. For additional information about exchanging shares, see the SAI, "Shareholder Investment Account--Exchange Privilege."
   If you own Class B or Class C shares and qualify to purchase Class A shares without paying an initial sales charge, we will automatically exchange your Class B or Class C shares which are not subject to a CDSC

--------------------------------------------------------------------------------

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   Exchange Shares of the Fund
--------------------------------------------------------------------------------

for Class A shares. We make such exchanges on a quarterly basis if you qualify for this exchange privilege. We have obtained a legal opinion that this exchange is not a "taxable event" for federal income tax purposes. This opinion is not binding on the IRS.

FREQUENT TRADING
Frequent trading of Fund shares in response to short-term fluctuations in the market--also known as "market timing"--may make it very difficult to manage the Fund's investments. When market timing occurs, the Fund may have to sell portfolio securities to have the cash necessary to redeem the market timer's shares. This can happen at a time when it is not advantageous to sell any securities, so the Fund's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because we cannot predict how much cash the Fund will have to invest. When, in our opinion, such activity would have a disruptive effect on portfolio management, the Fund reserves the right to refuse purchase orders and exchanges into the Fund by any person, group or commonly controlled account. The Fund may notify a market timer of rejection of an exchange or purchase order after the day on which the order is placed. If the Fund allows a market timer to trade Fund shares, it may require the market timer to enter into a written agreement to follow certain procedures and limitations.


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     PRUDENTIAL GLOBAL GENESIS FUND, INC.  [GRAPHIC]  (800) 225-1852

--------------------------------------------------------------------------------
   Financial Highlights
--------------------------------------------------------------------------------

The financial highlights will help you evaluate the Fund's financial performance. The TOTAL RETURN in each chart represents the rate that a shareholder earned on an investment in that share class of the Fund, assuming reinvestment of all dividends and other distributions. The information is for each share class for the periods indicated.
   Review each chart with the financial statements and report of independent accountants which appear in the annual report and the SAI and are available upon request. Additional performance information for each share class is contained in the annual report, which you can receive at no charge.

CLASS A SHARES
The financial highlights for the five years ended May 31, 1999 were audited by PricewaterhouseCoopers LLP, independent accountants, whose reports were unqualified.

  CLASS A SHARES (FISCAL YEARS ENDED 5-31)
-----------------------------------------------------------------------------
  PER SHARE OPERATING PERFORMANCE   1999/2/    1998    1997  1996/2/  1995/2/
  NET ASSET VALUE, BEGINNING OF
  YEAR                               $15.82  $21.30  $21.74   $18.44   $18.75
  INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income (loss)        (.10)   (.20)   (.14)      .05       --
  Net realized and unrealized
  gain (loss) on investment
  transactions                       (1.44)    1.37    1.45     3.34    (.21)
  TOTAL FROM INVESTMENT
  OPERATIONS                         (1.54)    1.17    1.31     3.39    (.21)
-----------------------------------------------------------------------------
  LESS DISTRIBUTIONS:
  Distributions in excess of net
  investment income                      --      --      --    (.09)    (.08)
  Distributions from net realized
  gains                               (.60)  (6.65)  (1.75)       --    (.02)
  TOTAL DISTRIBUTIONS                 (.60)  (6.65)  (1.75)    (0.9)    (.10)
  NET ASSET VALUE, END OF YEAR       $13.68  $15.82  $21.30   $21.74   $18.44
  TOTAL RETURN/1/                   (9.25)%   9.81%   6.74%   18.41%   (.95)%
-----------------------------------------------------------------------------
  RATIOS/SUPPLEMENTAL DATA             1999    1998    1997     1996     1995
  NET ASSETS, END OF YEAR (000)     $30,578 $47,259 $57,032  $47,617  $44,051
  Average net assets (000)          $35,179 $50,309 $47,563  $45,070  $32,430
  RATIOS TO AVERAGE NET ASSETS:
  Expenses, including
  distribution fees                   2.03%   1.88%   1.91% 1.79%/3/ 1.42%/3/
  Expenses, excluding
  distribution fees                   1.78%   1.63%   1.66% 1.54%/3/ 1.17%/3/
  Net investment income (loss)       (.77)%  (.71)%  (.49)%  .26%/3/  .02%/3/
  Portfolio turnover                   156%    198%     60%      44%      64%

--------------------------------------------------------------------------------
1 Total return assumes reinvestment of dividends and any other distributions, but does not include the effect of sales charges. It is calculated assuming shares are purchased on the first day and sold on the last day of each period reported. Total return for a period of less than a full year is not annualized.
2  Calculated based upon average shares outstanding.
3  Net of expense subsidies and/or fee waivers.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   Financial Highlights
--------------------------------------------------------------------------------

CLASS B SHARES
The financial highlights for the five years ended May 31, 1999 were audited by PricewaterhouseCoopers LLP, independent accountants, whose reports were unqualified.

  CLASS B SHARES (FISCAL YEARS ENDED 5-31)
-------------------------------------------------------------------------------
  PER SHARE OPERATING
  PERFORMANCE                     1999/2/     1998     1997   1996/2/   1995/2/
  NET ASSET VALUE, BEGINNING OF
  YEAR                             $14.47   $20.18   $20.87    $17.84    $18.22
  INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income (loss)      (.18)    (.26)    (.33)     (.09)     (.13)
  Net realized and unrealized
  gain (loss) on investment
  transactions                     (1.33)     1.20     1.39      3.21     (.19)
  TOTAL FROM INVESTMENT
  OPERATIONS                       (1.51)      .94     1.06      3.12     (.32)
-------------------------------------------------------------------------------
  LESS DISTRIBUTIONS:
  Distributions in excess of net
  investment income                    --       --       --     (.09)     (.03)
  Distributions from net
  realized gains                    (.60)   (6.65)   (1.75)        --     (.03)
  TOTAL DISTRIBUTIONS               (.60)   (6.65)   (1.75)     (.09)     (.06)
  NET ASSET VALUE, END OF YEAR     $12.36   $14.47   $20.18    $20.87    $17.84
  TOTAL RETURN/1/                 (9.92)%   9.04 %   5.83 %   17.51 %   (1.73)%
-------------------------------------------------------------------------------
  RATIOS/SUPPLEMENTAL DATA           1999     1998     1997      1996      1995
  NET ASSETS, END OF YEAR (000)   $44,890  $83,659 $120,067  $155,892  $153,670
  Average net assets (000)        $55,679 $101,836 $133.073  $154,566  $173,591
  RATIOS TO AVERAGE NET ASSETS:
  Expenses, including
  distribution fees                 2.78%    2.63%    2.66%  2.54%/2/  2.17%/3/
  Expenses, excluding
  distribution fees                 1.78%    1.63%    1.66%  1.54%/3/  1.17%/3/
  Net investment income (loss)    (1.51)%  (1.48)%  (1.26)% (.48)%/3/ (.77)%/3/
  Portfolio turnover                 156%     198%      60%       44%       64%

--------------------------------------------------------------------------------
1 Total return assumes reinvestment of dividends and any other distributions but does not include the effect of sales charges. It is calculated assuming shares are purchased on the first day and sold on the last day of each period reported. Total return for a period of less than a full year is not annualized.
2  Calculated based on average shares.
3  Net of expense subsidies outstanding and/or fee waivers.


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     PRUDENTIAL GLOBAL GENESIS FUND, INC.  [GRAPHIC]  (800) 225-1852

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--------------------------------------------------------------------------------
   Financial Highlights
--------------------------------------------------------------------------------


CLASS C SHARES
The financial highlights for the four years ended May 31, 1999 and the period from August 1, 1994 through May 31, 1995 were audited by PricewaterhouseCoopers LLP, independent accountants, whose reports were unqualified.

  CLASS C SHARES (FISCAL YEARS ENDED 5-31)
-------------------------------------------------------------------------------
  PER SHARE OPERATING
  PERFORMANCE                   1999/2/    1998    1997   1996/2/       1995/2/
  NET ASSET VALUE, BEGINNING
  OF PERIOD                     $ 14.47 $ 20.18 $ 20.87 $   17.84 $       18.44
  INCOME FROM INVESTMENT
   OPERATIONS:
  Net investment loss             (.18)   (.26)   (.27)     (.08)         (.12)
  Net realized and unrealized
  gain (loss) on investment
  transactions                   (1.33)    1.20    1.33      3.20         (.44)
  TOTAL FROM INVESTMENT
  OPERATIONS                     (1.51)     .94    1.06      3.12         (.56)
-------------------------------------------------------------------------------
  LESS DISTRIBUTIONS:
  Distributions in excess of
  net investment income              --      --      --     (.09)         (.03)
  Distributions from net
  realized gains                  (.60)  (6.65)  (1.75)        --         (.01)
  TOTAL DISTRIBUTIONS             (.60)  (6.65)  (1.75)     (.09)         (0.4)
  NET ASSET VALUE, END OF
  PERIOD                        $ 12.36 $ 14.47 $ 20.18 $   20.87 $       17.84
  TOTAL RETURN/2/               (9.92)%   9.44%   5.83%    17.51%       (2.90)%
-------------------------------------------------------------------------------
  RATIOS/SUPPLEMENTAL DATA         1999    1998    1997      1996          1995
  NET ASSETS, END OF PERIOD
  (000)                            $787  $1,234  $1,874    $2,275        $1,307
  Average net assets (000)         $895  $1,739  $1,958    $1,809          $862
  RATIOS TO AVERAGE NET
  ASSETS:
  Expenses, including
  distribution fees               2.78%   2.63%   2.66%  2.54%/3/  2.27%/3/,/4/
  Expenses, excluding
  distribution fees               1.78%   1.63%   1.66%  1.54%/3/  1.27%/3/,/4/
  Net investment income (loss)  (1.53)% (1.43)% (1.24)% (.44)%/3/ (.90)%/3/,/4/
  Portfolio turnover               156%    198%     60%       44%           64%

--------------------------------------------------------------------------------
1 Total return assumes reinvestment of dividends and any other distribution but does not include the effect of sale charges. It is calculated assuming shares are purchased on the first day and sold on the last day of each period reported. Total return for a period of less than a full year is not annualized.
2  Calculated based upon average shares outstanding.
3  Net of expense subsidies and for fee waivers.
4  Annualized.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   Financial Highlights
--------------------------------------------------------------------------------

CLASS Z SHARES
The financial highlights for the two years ended May 31, 1999 and the period from September 16, 1996 through May 31, 1997 were audited by
PricewaterhouseCoopers LLP, independent accountants, whose reports were unqualified.

  CLASS Z SHARES (FISCAL YEARS ENDED 5-31)
---------------------------------------------------------------------
  PER SHARE OPERATING PERFORMANCE             1999/2/   1998  1997/1/
  NET ASSET VALUE, BEGINNING OF PERIOD         $16.01 $21.39   $20.46
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                  (.06)  (.38)      .03
  Net realized and unrealized gain (loss) on
  investment transactions                      (1.46)   1.65     2.65
  Total from investment operations             (1.52)   1.27     2.68
---------------------------------------------------------------------
  LESS DISTRIBUTIONS:
  Distributions from net realized gains         (.60) (6.65)   (1.75)
  TOTAL DISTRIBUTIONS                           (.60) (6.65)   (1.75)
  NET ASSET VALUE, END OF PERIOD               $13.89 $16.01   $21.39
  TOTAL RETURN/2/                             (9.01)% 10.22%   13.90%
---------------------------------------------------------------------
  RATIOS/SUPPLEMENTAL DATA                       1999   1998     1997
  NET ASSETS, END OF PERIOD (000)                $267   $768     $603
  Average net assets (000)                       $388   $662     $188
  RATIOS TO AVERAGE NET ASSETS:
  Expenses, including distribution fees         1.78%  1.63%  1.66/3/
  Expenses, excluding distribution fees         1.78%  1.63%  1.66/3/
  Net investment income                        (.46)% (.43)% (.87)/3/
  Portfolio turnover                             156%   198%      60%

--------------------------------------------------------------------------------
1 Total return assumes reinvestment of dividends and any other distributions but does not include the effect of sales charges. It is calculated assuming shares are purchased on the first day and sold on the last day of each period reported. Total return for a period of less than a full year is not annualized.
2  Calculated based upon average shares outstanding.
3  Annualized.


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     PRUDENTIAL GLOBAL GENESIS FUND, INC.  [GRAPHIC]  (800) 225-1852

--------------------------------------------------------------------------------
   The Prudential Mutual Fund Family
--------------------------------------------------------------------------------

Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial adviser or call us at (800) 225-1852. Read the prospectus carefully before you invest or send money.

STOCK FUNDS
Prudential Distressed Securities Fund, Inc.
Prudential Emerging Growth Fund, Inc.
Prudential Equity Fund, Inc.
Prudential Equity Income Fund
Prudential Index Series Fund
 Prudential Small-Cap Index Fund
 Prudential Stock Index Fund
The Prudential Investment Portfolios, Inc.
 Prudential Jennison Growth Fund
 Prudential Jennison Growth & Income Fund
Prudential Mid-Cap Value Fund
Prudential Real Estate Securities Fund
Prudential Sector Funds, Inc.
 Prudential Financial Services Fund
 Prudential Health Sciences Fund
 Prudential Technology Fund
 Prudential Utility Fund
Prudential Small-Cap Quantum Fund, Inc.
Prudential Small Company Value Fund, Inc.
Prudential Tax-Managed Equity Fund
Prudential 20/20 Focus Fund
Nicholas-Applegate Fund, Inc.
 Nicholas-Applegate Growth Equity Fund

ASSET ALLOCATION/BALANCED FUNDS
Prudential Balanced Fund
Prudential Diversified Funds
 Conservative Growth Fund
 Moderate Growth Fund
 High Growth Fund
The Prudential Investment Portfolios, Inc.
 Prudential Active Balanced Fund

GLOBAL FUNDS
GLOBAL STOCK FUNDS
Prudential Developing Markets Fund
 Prudential Developing Markets Equity Fund
 Prudential Latin America Equity Fund
Prudential Europe Growth Fund, Inc.
Prudential Global Genesis Fund, Inc.
Prudential Index Series Fund
 Prudential Europe Index Fund
 Prudential Pacific Index Fund
Prudential Natural Resources Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
 Global Series
 International Stock Series
Global Utility Fund, Inc.

GLOBAL BOND FUNDS
Prudential Global Limited Maturity Fund, Inc.
 Limited Maturity Portfolio
Prudential Intermediate Global Income Fund, Inc.
Prudential International Bond Fund, Inc.
The Global Total Return Fund, Inc.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   The Prudential Mutual Fund Family
--------------------------------------------------------------------------------


BOND FUNDS
TAXABLE BOND FUNDS
Prudential Diversified Bond Fund, Inc.
Prudential Government Income Fund, Inc.
Prudential Government Securities Trust
 Short-Intermediate Term Series
Prudential High Yield Fund, Inc.
Prudential High Yield Total Return Fund, Inc.
Prudential Index Series Fund
 Prudential Bond Market Index Fund
Prudential Structured Maturity Fund, Inc.
 Income Portfolio

TAX-EXEMPT BOND FUNDS
Prudential California Municipal Fund
 California Series
 California Income Series
Prudential Municipal Bond Fund
 High Income Series
 Insured Series
Prudential Municipal Series Fund
 Florida Series
 Massachusetts Series
 New Jersey Series
 New York Series
 North Carolina Series
 Ohio Series
 Pennsylvania Series
Prudential National Municipals Fund, Inc.

MONEY MARKET FUNDS
TAXABLE MONEY MARKET FUNDS
Cash Accumulation Trust
 Liquid Assets Fund
 National Money Market Fund
Prudential Government Securities Trust
 Money Market Series
 U.S. Treasury Money Market Series
Prudential Special Money Market Fund, Inc.
 Money Market Series
Prudential MoneyMart Assets, Inc.

TAX-FREE MONEY MARKET FUNDS
Prudential Tax-Free Money Fund, Inc.
Prudential California Municipal Fund
 California Money Market Series
Prudential Municipal Series Fund
 Connecticut Money Market Series
 Massachusetts Money Market Series
 New Jersey Money Market Series
 New York Money Market Series

COMMAND FUNDS
Command Money Fund
Command Government Fund
Command Tax-Free Fund

INSTITUTIONAL MONEY MARKET FUNDS
Prudential Institutional Liquidity Portfolio, Inc.
 Institutional Money Market Series


--------------------------------------------------------------------------------

     PRUDENTIAL GLOBAL GENESIS FUND, INC.  [GRAPHIC]  (800) 225-1852

    FOR MORE INFORMATION
    ________________________________________________________________

Please read this prospectus before you invest in the Fund and keep it for fu-ture reference. For information or shareholder questions contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
P.O. BOX 15005
NEW BRUNSWICK, NJ 08906-5005
(800) 225-1852
(732) 417-7555
 (if calling from outside the U.S.)
--------------------------------------------------------------------------------
Outside Brokers Should Contact:
PRUDENTIAL INVESTMENT MANAGEMENT SERVICES LLC
P.O. BOX 15035
NEW BRUNSWICK, NJ 08906-5035
(800) 778-8769
--------------------------------------------------------------------------------
Visit Prudential's Web Site At:
HTTP://WWW.PRUDENTIAL.COM
--------------------------------------------------------------------------------
Additional information about the Fund can be obtained without charge and can be found in the following documents:

STATEMENT OF ADDITIONAL INFORMATION (SAI)
 (incorporated by reference into this prospectus)

ANNUAL REPORT
 (contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance)

SEMI-ANNUAL REPORT

You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:

By Mail:
Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-6009
 (The SEC charges a fee to copy documents.)

In Person:
Public Reference Room in Washington, DC
 (For hours of operation, call 1(800) SEC-0330)

Via the Internet:
http://www.sec.gov
--------------------------------------------------------------------------------
CUSIP NUMBERS:
CLASS A: 744333105
CLASS B: 744333204
CLASS C: 744333303
CLASS Z: 744333402

Investment Company Act File No:
811-5248


  Printed on Recycled Paper
[RECYCLE LOGO APPEARS HERE]

MF136A

                     PRUDENTIAL GLOBAL GENESIS FUND, INC.

                      Statement of Additional Information
                             dated August 6, 1999

  Prudential Global Genesis Fund, Inc. (the "Fund") is an open-end, diversified management investment company. The Fund's investment objective is long-term growth of capital. The Fund seeks to achieve its objective by investing primarily in equity-related securities (common stock, preferred stock, rights, warrants and debt securities or preferred stocks which are convertible or exchangeable for common stock or preferred stock and master limited partnerships, among others) of smaller foreign and domestic companies. Smaller companies are those with market capitalizations of less than $1.5 billion, measured at the time of initial purchase. Under normal circumstances, the Fund intends to invest at least 65% of its total assets in such securities. The Fund may also invest in equity-related securities of other companies and in non-convertible debt securities, engage in various derivatives transactions, including options on equity securities, financial indices and foreign currencies, futures contracts on foreign currencies and foreign currency exchange contracts and may purchase and sell futures contracts on foreign currencies and groups of currencies and financial or stock indices to hedge its portfolio and to attempt to enhance return. There can be no assurance that the Fund's investment objective will be achieved. See "Description of the Fund, its Investments and Risks."

  The Fund's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is (800) 225-1852.

  The Statement of Additional Information is not a prospectus and should be read in conjunction with the Fund's Prospectus dated August 6, 1999, a copy of which may be obtained from the Fund upon request.



                               TABLE OF CONTENTS

                                                                           PAGE
                                                                           -----
Fund History.............................................................. B-2
Description of the Fund, its Investments and Risks........................ B-2
Investment Restrictions................................................... B-15
Management of the Fund.................................................... B-16
Control Persons and Principal Holders of Securities....................... B-18
Investment Advisory and Other Services.................................... B-19
Brokerage Allocation and Other Practices.................................. B-23
Capital Stock and Organization............................................ B-25
Purchase, Redemption and Pricing of Fund Shares........................... B-25
Shareholder Investment Account............................................ B-37
Net Asset Value........................................................... B-41
Taxes, Dividends and Distributions........................................ B-42
Performance Information................................................... B-45
Financial Statements...................................................... B-48
Report of Independent Accountants......................................... B-48
Appendix I--Description of Security Ratings............................... I-1
Appendix II--General Investment Information............................... II-1
Appendix III--Historical Performance Data................................. III-1
Appendix IV--Information Relating to Prudential........................... IV-I

-------------------------------------------------------------------------------
MF136B

                                 FUND HISTORY

  The Fund was organized under the laws of Maryland on June 15, 1987 as a corporation.

              DESCRIPTION OF THE FUND, ITS INVESTMENTS AND RISKS

(A) CLASSIFICATION

  The Fund is a diversified open-end management investment company.

(B) INVESTMENT STRATEGIES AND RISKS

  The Fund's investment objective is long-term growth of capital. It seeks to achieve this objective by investing primarily in equity-related securities (common stock, preferred stock, rights, warrants and debt securities or preferred stock which are convertible or exchangeable for common stock or preferred stock and master limited partnerships, among others) of smaller foreign and domestic companies. Smaller companies are those with market capitalizations of less than $1.5 billion, measured at the time of initial purchase. See "How the Fund Invests--Investment Objective and Policies" in the Prospectus.

PORTFOLIO STRATEGY

  The Prudential Investment Corporation, doing business as Prudential Investments (PI), has regional investment teams based in Japan, North America, and Southeast Asia, and PRICOA Asset Management Ltd. (PRICOA and collectively with PI, the Investment Adviser or the Subadviser) has an investment team based in Europe. The investment approach heavily emphasizes independent, local research on high-quality companies; 32 investment professionals around the world are focused full-time on this effort, primarily on small capitalization companies but also on large capitalization companies in emerging markets and elsewhere. The regional investment teams perform intensive research on investment candidates, speak directly with management teams, and make timely buy and sell decisions. In addition, the regional investment teams utilize a disciplined selection system to help portfolio managers navigate successfully in markets characterized by significant earnings and price volatilities. By capitalizing on the superior growth rate of emerging market companies and less efficient stock markets in which they are traded, the Subadviser seeks to earn returns in excess of those achievable in the U.S. large capitalization stock market over a three-to-five year market cycle.

EQUITY-RELATED SECURITIES

  The Fund may invest in equity-related securities. Equity-related securities include common stock, preferred stock, rights, warrants and debt securities or preferred stock which are convertible into or exchangeable for common stock or preferred stock and interests in master limited partnerships, among others.

  With respect to equity-related securities, the Fund may purchase America Depositary Receipts ("ADRs"). ADRs are U.S. dollar-denominated certificates issued by a United States bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a United States bank and traded on a United States exchange or in an over-the-counter market. Generally, ADRs are in registered form. There are no fees imposed on the purchase or sale of ADRs when purchased from the issuing bank or trust company in the initial underwriting, although the issuing bank or trust company may impose charges for the collection of dividends and the conversion of ADRs into the underlying securities. Investment in ADRs has certain advantages over direct investment in the underlying foreign securities since: (i) ADRs are U.S. dollar-denominated investments that are registered domestically, easily transferable, and for which market quotations are readily available; and (ii) issuers whose securities are represented by ADRs are usually subject to auditing, accounting, and financial reporting standards comparable to those of domestic issuers.

  The Fund may purchase sponsored or unsponsored ADRs. In a sponsored program, the foreign issuer arranges for the bank or trust company to hold the underlying foreign securities and issue the dollar-denominated certificates. An unsponsored program is not initiated or "sponsored" by the foreign issuer. As such, there may be less information available about a foreign issuer for which an unsponsored program was initiated than a foreign issuer that participates in a sponsored program.

CONVERTIBLE SECURITIES

  A convertible security is a bond or preferred stock which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stock in a corporation's capital structure, but are usually subordinated to similar nonconvertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a similar nonconvertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation dependent upon a market price advance in the convertible security's underlying common stock.

  In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed-income security) or its "conversion value" (i.e., its value upon conversion into its underlying common stock). As a fixed-income security, a convertible security tends to increase its market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security's underlying stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

  Convertible debt securities in which the Fund may invest must comply with the quality restrictions for debt securities described in the Fund's Prospectus.

WARRANTS

  The Fund may invest in warrants. A warrant gives the holder thereof the right to subscribe by a specified date to a stated number of shares of stock of the issuer at a fixed price. Warrants tend to be more volatile than the underlying stock, and if at a warrant's expiration date the stock is trading at a price below the price set in the warrant, the warrant will expire worthless. Conversely, if at the expiration date the underlying stock is trading at a price higher than the price set in the warrant, the Fund can acquire the stock at a price below its market value. The Fund does not intend to have more than 5% of its net assets invested in warrants during the coming year.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

  From time to time, in the ordinary course of business, the Fund may purchase or sell securities on a when-issued or delayed delivery basis, that is, delivery and payment can take place a month or more after the date of the transaction. The Fund will make commitments for such when-issued transactions only with the intention of actually acquiring the securities. The Fund's Custodian will maintain, in a separate account of the Fund, cash, U.S. Government securities or other liquid unencumbered assets, marked to market daily, having a value equal to or greater than such commitments. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during the period between purchase and settlement. At the time of delivery of the securities the value may be more or less than the purchase price and an increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Fund's net asset value. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any portfolio security, incur a gain or loss due to market fluctuations.

SHORT SALES AGAINST-THE-BOX

  The Fund may make short sales of securities or maintain a short position, provided that (i) at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration for an equal amount of the securities of the same issuer as the securities sold short (a short sale against-the-box) and (ii) not more than 25% of the Fund's net assets (determined at the time of the short sale) may be subject to such sales. Short sales will be made primarily for the purpose of hedging for a limited period of time certain long positions maintained by the Fund. In certain limited circumstances, a short sale against-the-box may be entered into without triggering the recognition of gains of an appreciated financial position in the security being sold short, but the short position must be closed within 30 days of the close of the tax year of the Fund to avoid recognition of gain for federal income tax purposes. The Fund does not intend to have more than 5% of its net assets (determined at the time of the short sale) subject to short sales against-the-box during the coming year.

SECURITIES OF FOREIGN ISSUERS

  The value of the Fund's foreign investments may be significantly affected by changes in currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar falls against such currency. In addition, the value of the Fund's assets may be affected by losses and other expenses incurred in converting between various currencies in order to purchase and sell foreign securities and by currency restrictions and exchange control regulation.

  The economies of many of the countries in which the Fund may invest are not as developed as the economy of the U.S. and may be subject to significantly different forces. Political or social instability, expropriation or confiscatory taxation, and limitations on the removal of funds or other assets, could also adversely affect the value of investments.

  Foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, in general, there is less publicly available information about foreign securities than is available about domestic securities. Many foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source which would reduce dividend income payable to shareholders.

  Brokerage commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the U.S., are likely to be higher. The securities markets in many of the countries in which the Fund may invest will have substantially less trading volume than the principal U.S. markets. As a result, the securities of some companies in these countries may be less liquid and more volatile than comparable U.S. securities. There is generally less government regulation and supervision of foreign stock exchanges, brokers and issuers which may make it difficult to enforce contractual obligations.

FOREIGN DEBT SECURITIES

  The Fund is permitted to invest in foreign corporate and government debt securities. "Foreign government debt securities" include debt securities issued or guaranteed, as to payment of principal and interest, by governments, quasi-governmental entities, governmental agencies, supranational entities and other governmental entities (collectively, Government Entities) of foreign countries denominated in the currency of another such country.

  A "supranational entity" is an entity constituted by the national governments of several countries to promote economic development. Examples of such supranational entities include, among others, the World Bank (International Bank for Reconstruction and Development), the European Investment Bank and the Asian Development Bank. Debt securities of "quasi-governmental entities" are issued by entities owned by a national, state, or equivalent government or are obligations of a political unit that are not backed by the national government's "full faith and credit" and general taxing powers. Examples of quasi-government issuers include, among others, the Province of Ontario and the City of Stockholm. Foreign government debt securities shall also include debt securities of Government Entities denominated in European Currency Units. A European Currency Unit represents specified amounts of the currencies of certain of the member states of the European Community. Foreign government securities shall also include mortgage-backed securities issued by foreign Government Entities including quasi-governmental entities.

RISK FACTORS AND SPECIAL CONSIDERATION OF INVESTING IN EURO-DENOMINATED
SECURITIES

  Effective January 1, 1999, 11 of the 15 member states of the European Union introduced the "euro" as a common currency. During a three year transitional period, the euro will coexist with each member state's currency. Beginning July 1, 2002, the euro is expected to become the sole currency of the member states. During the transition period, the Fund will treat the euro as a separate currency from that of any member state.

  The conversion may impact the trading in securities of issuers located in, or denominated in the currencies of, the member states, as well as foreign exchanges, payments, the settlement process, custody of assets and accounting. In addition, the transition of member state's currency into the euro will eliminate the risk among member states and will likely affect the investment process and considerations of the Fund's investment adviser. To the extent the Fund holds non-U.S. dollar-denominated securities, including those denominated in the euro, the Fund will still be subject to currency risk due to fluctuations in those currencies as compared to the U.S. dollar.

  The introduction of the euro is expected to affect derivative and other financial contracts in which the Fund may invest insofar as price sources based upon current currencies of the member states will be replaced, and market conventions, such as day-count fractions or settlement dates applicable to underlying instruments may be changed to conform to the conventions applicable to euro currency.

  The overall impact of the transition of the member states' currencies to the euro cannot be determined with certainty at this time. In addition to the effects described above, it is likely that more general short- and long-term ramifications can be expected, such as changes in economic environment and change in behavior of investors, all of which will impact the Fund's investments.

REPURCHASE AGREEMENTS

  The Fund may enter into repurchase agreements, whereby the seller of a security agrees to repurchase that security from the Fund at a mutually agreed-upon time and place. The repurchase date is usually within a day or two of the original purchase, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Fund's money is invested in the repurchase agreement. The Fund's repurchase agreements will be collateralized by U.S. Government obligations. The Fund will enter into repurchase transactions only with parties meeting creditworthiness standards approved by the Fund's Board of Directors. The Fund's investment adviser will monitor the creditworthiness of such parties, under the general supervision of the Board of Directors. In the event of a default or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the Fund will suffer a loss.

  The Fund may participate in a joint repurchase agreement account with other investment companies managed by Prudential Investments Fund Management LLC
(PIFM) pursuant to an order of the Securities and Exchange Commission (SEC). On a daily basis, any uninvested cash balances of the Fund may be aggregated with those of such investment companies and invested in one or more repurchase agreements. Each fund participates in the income earned or accrued in the joint account based on the percentage of its investment.

BORROWING

  The Fund may borrow an amount equal to no more than 20% of the value of its total assets (computed at the time the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Fund may pledge up to 20% of its total assets to secure these borrowings. If the Fund borrows to invest in securities, any investment gains made on the securities in excess of interest paid on the borrowing will cause the net asset value of the shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the money borrowed) to the Fund, the net asset value of the Fund's shares will decrease faster than would otherwise be the case. This is the speculative factor known as "leverage." The Fund does not currently intend to borrow money in order to invest in securities.

LENDING OF SECURITIES

  Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to brokers, dealers and financial institutions, provided that outstanding loans do not exceed in the aggregate 30% of the value of the Fund's total assets and provided that such loans are callable at any time by the Fund and are at all times secured by cash or equivalent collateral that is equal to at least the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive payments in lieu of the interest and dividends of the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral which will be invested in short-term obligations.

  A loan may be terminated by the borrower on one business day's notice or by the Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms determined to be creditworthy pursuant to procedures approved by the Board of Directors of the Fund. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the Fund.

  Since voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in the securities which are the subject of the loan. The Fund will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

ILLIQUID SECURITIES

  The Fund may hold up to 15% of its net assets in repurchase agreements which have a maturity of longer than seven days or in other illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market (either within or outside of the United States) or legal or contractual restrictions on resale. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (Securities Act), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

  However, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

  Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The investment adviser anticipates that the market for certain restricted securities such as institutional commercial paper and foreign securities will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. (NASD).

  Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act and commercial paper for which there is a readily available market will not be deemed to be illiquid. The investment adviser will monitor the liquidity of such restricted securities subject to the supervision of the Board of Directors. In reaching liquidity decisions, the investment adviser will consider, inter alia, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (i) it must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations (NRSRO), or if only one NRSRO rates the securities, by the NRSRO, or, if unrated, be of comparable quality in the view of the investment adviser; and (ii) it must not be "traded flat" (i.e. without accrued interest) or in default as to principal or interest. With respect to municipal lease obligations, the investment adviser also considers: (1) the willingness of the municipality to continue, annually or biannually, to appropriate funds for payment of the lease; (2) the general credit quality of the municipality and the essentiality to the municipality of the property covered by the lease; (3) in the case of unrated municipal lease obligations, an analysis of factors similar to that performed by nationally recognized statistical rating organizations in evaluating the credit quality of a municipal lease obligation, including (i) whether the lease can be cancelled; (ii) if applicable, what assurance there is that the assets represented by the lease can be sold; (iii) the strength of the lessee's general credit (e.g., its debt, administrative, economic and financial characteristics); (iv) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an event of nonappropriation); and (v) the legal recourse in the event of failure to appropriate; and (4) any other factors unique to municipal lease obligations as determined by the investment adviser. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

  The staff of the SEC has taken the position that purchased over-the-counter options and the assets used as "cover" for written over-the-counter options are illiquid securities unless the Fund and the counterparty have provided for the Fund, at the Fund's election, to unwind the over-the-counter option. The exercise of such an option ordinarily would involve the payment by the Fund of an amount designed to reflect the counterparty's economic loss from an early termination, but does allow the Fund to treat the assets used as "cover" as "liquid."

SECURITIES OF OTHER INVESTMENT COMPANIES

  The Fund may invest up to 5% of its total assets in securities of other investment companies. Generally, the Fund does not intend to invest in such securities. If the Fund does invest in securities of other investment companies, shareholders of the Fund may be subject to duplicate management and advisory fees.

HEDGING AND RETURN ENHANCEMENT STRATEGIES

OPTIONS ON SECURITIES

  The Fund may purchase and write (i.e., sell) put and call options on securities that are traded on U.S. or foreign securities exchanges or that are traded in the over-the-counter markets. A call option is a short-term contract (having a duration of nine months or less) pursuant to which the purchaser, in return for a premium paid, has the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. A put option is a similar contract which gives the purchaser, in return for a premium, the right to sell the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy the underlying security upon exercise at the exercise price. The Fund will generally write put options when its investment adviser desires to invest in the underlying security. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

  The Fund may write "covered" options. A call option written by the Fund is "covered" if the Fund owns the security underlying the option or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its Custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds on a share-for-share basis a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the Fund in cash or liquid assets in a segregated account with its custodian. A put option written by the Fund is "covered" if the Fund segregates cash, U.S. Government securities or other liquid unencumbered assets, marked-to-market daily, with a value equal to the exercise price, or else holds on a share-for-share basis a put on the same security as the put written if the exercise price of the put held is equal to or greater than the exercise price of the put written.

  If the writer of an option wishes to terminate the obligation, he or she may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be cancelled by the clearing corporation. However, a writer may not effect a closing purchase transaction after he or she had been notified of the exercise of an option. Similarly, an investor who is the holder of an option may liquidate his or her position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected. To secure the obligation to deliver the underlying security in the case of a call option, the writer of the option is generally required to pledge for the benefit of the broker the underlying security or other assets in accordance with the rules of the relevant exchange or clearinghouse, such as The Options Clearing Corporation (OCC), an institution created to interpose itself between buyers and sellers of options in the United States. Technically, the clearinghouse assumes the other side of every purchase and sale transaction on an exchange and, by doing so, guarantees the transaction.

  The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option may be offset in whole or in part by any appreciation of the underlying security if the Fund holds the underlying security in its portfolio.

  The Fund may also purchase a "protective put," i.e., a put option acquired for the purpose of protecting a portfolio security from a decline in market value. In exchange for the premium paid for the put option, the Fund acquires the right to sell the underlying security at the exercise price of the put regardless of the extent to which the underlying security declines in value. The loss to the Fund is limited to the premium paid for, and transaction costs in connection with, the put plus the initial excess if any, of the market price of the underlying security over the exercise price. However, if the market price of the security underlying the put rises, the profit the Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount (net of transaction costs) for which the put may be sold. Similar principles apply to the purchase of puts on stock indices, as described below.

  OPTIONS ON SECURITIES INDICES. In addition to options on securities, the Fund may also purchase and sell put and call options on securities indices traded on U.S. or foreign securities exchanges or traded in the over-the-counter markets. Options on securities indices are similar to options on securities except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the multiplier). The writer of the option is obligated, in return for the premium received, to make delivery of this amount. All settlements on options on indices are in cash, and gain or loss depends on price movements in the securities market generally (or in a particular industry or segment of the market) rather than price movements in individual securities.

  The multiplier for an index option performs a function similar to the unit of trading for a stock option. It determines the total dollar value per contract of each point in the difference between the exercise price of an option and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100. Options on different indices may have different multipliers. Because exercises of index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific stocks, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. In addition, unless the Fund has other liquid assets which are sufficient to satisfy the exercise of a call, the Fund would be required to liquidate portfolio securities or borrow in order to satisfy the exercise.

  Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether the Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of security prices in the market generally or in an industry or market segment rather than movements in the price of a particular security. Accordingly, successful use by the Fund of options on indices would be subject to the investment adviser's ability to predict correctly movements in the direction of the securities market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks. The investment adviser currently uses such techniques in conjunction with the management of other mutual funds.

RISKS OF TRANSACTIONS IN OPTIONS

  An option position may be closed out only on an exchange, board of trade or other trading facility which provides a secondary market for an option of the same series. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. In such event it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities acquired through the exercise of call options or upon the purchase of underlying securities for the exercise of put options. If the Fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

  Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. The Fund intends to purchase and sell only those options which are cleared by clearinghouses whose facilities are considered to be adequate to handle the volume of options transactions.

RISKS OF OPTIONS ON INDICES

  The Fund's purchase and sale of options on indices will be subject to risks described above under "Risks of Transactions in Options." In addition, the distinctive characteristics of options on indices create certain risks that are not present with stock options.

  Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in the index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, the Fund would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, may be unable to exercise an option it holds, which could result in substantial losses to the Fund. It is the Fund's policy to purchase or write options only on indices which include a number of stocks sufficient to minimize the likelihood of a trading halt in the index.

  The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all index option contracts. The Fund will not purchase or sell any index option contract unless and until, in the investment adviser's opinion, the market for such options has developed sufficiently that the risk in connection with such transactions is not substantially greater than the risk in connection with options on securities in the index.

SPECIAL RISKS OF WRITING CALLS ON INDICES

  Because exercises of index options are settled in cash, a call writer such as the Fund cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific stocks, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. However, the Fund will write call options on indices only under the circumstances described below under "Limitations on Purchase and Sale of Stock Options and Options on Stock Indices, Foreign Currencies and Futures Contracts on Foreign Currencies."

  Price movements in the Fund's portfolio probably will not correlate precisely with movements in the level of the index and, therefore, the Fund bears the risk that the price of the securities held by the Fund may not increase as much as the index. In such event, the Fund would bear a loss on the call which is not completely offset by movements in the price of the Fund's portfolio. It is also possible that the index may rise when the Fund's portfolio of stocks does not rise. If this occurred, the Fund would experience a loss on the call which is not offset by an increase in the value of its portfolio and might also experience a loss in its portfolio. However, because the value of a diversified portfolio will, over time, tend to move in the same direction as the market, movements in the value of the Fund in the opposite direction as the market would be likely to occur for only a short period or to a small degree.

  Unless the Fund has other liquid assets which are sufficient to satisfy the exercise of a call, the Fund would be required to liquidate portfolio securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if the Fund fails to anticipate an exercise, it may have to borrow from a bank (in amounts not exceeding 33 1/3% of the Fund's total assets) pending settlement of the sale of securities in its portfolio and would incur interest charges thereon.

  When the Fund has written a call, there is also a risk that the market may decline between the time the Fund has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time the Fund is able to sell stocks in its portfolio to generate cash to settle the exercise. As with stock options, the Fund will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where the Fund would be able to deliver the underlying securities in settlement, the Fund may have to sell part of its investment portfolio in order to make settlement in cash, and the price of such investments might decline before they can be sold. This timing risk makes certain strategies involving more than one option substantially more risky with index options than with stock options. For example, even if an index call which the Fund has written is "covered" by an index call held by the Fund with the same strike price, the Fund will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the clearing corporation and the close of trading on the date the Fund exercises the call it holds or the time the Fund sells the call which, in either case, would occur no earlier than the day following the day the exercise notice was filed.

  If the Fund holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer. Although the Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

RISKS OF OPTIONS ON FOREIGN CURRENCIES

  Options on foreign currencies involve the currencies of two nations and, therefore, developments in either or both countries affect the values of options on foreign currencies. These risks include government actions affecting currency valuation and the movements of currencies from one country to another. The quantity of currency underlying option contracts represent odd lots in a market dominated by transactions between banks; this can mean extra transaction costs upon exercise. Option markets may be closed while round-the-clock interbank currency markets are open, and this can create price and rate discrepancies.

RISKS RELATED TO FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

  A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. The Fund may enter into forward foreign currency exchange contracts in several circumstances. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

  Additionally, when the investment adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward contract for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The Fund's Custodian will place cash or other liquid, unencumbered assets, marked-to-market daily, in a segregated account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of forward foreign currency exchange contracts (less the value of any "covering" positions, if any). If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's net commitment with respect to such contracts.

  The Fund generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

  It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the forward contract. Accordingly, if a decision is made to sell the security and make delivery of the foreign currency and if the market value of the security is less than the amount of foreign currency that the Fund is obligated to deliver, then it would be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase).

  If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. Should forward contract prices decline during the period between the Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward contract prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

  The Fund's dealing in forward foreign currency exchange contracts will generally be limited to the transactions described above. Of course, the Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities. It also should be recognized that this method of protecting the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities which are unrelated to exchange rates. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

  Although the Fund values its assets daily in terms of U.S. dollars, it does not intend physically to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

RISKS OF TRANSACTIONS IN FUTURES CONTRACTS

  The Fund may purchase and sell financial futures contracts which are traded on a commodities exchange or board of trade. A futures contract is an agreement to purchase or sell an agreed amount of securities or currencies at a set price for delivery in the future. There are several risks in connection with the use of futures contracts as a hedging device. Due to the imperfect correlation between the price of futures contracts and movements in the currency or group of currencies, the price of a futures contract may move more or less than the price of the currencies being hedged. In the case of futures contracts on securities indices, one party agrees to deliver to another an amount of cash equal to a specific dollar amount times the difference between the value of a specific securities index at the close of the last trading day of the contract and the price at which the agreement is made. The correlation between the price of the futures contract and the movements in the index may not be perfect. Therefore, a correct forecast of currency rates, market trends or international political trends by the investment adviser may still not result in a successful hedging transaction.

  Although the Fund will purchase or sell futures contracts only on exchanges where there appears to be an adequate secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular contract or at any particular time. Accordingly, there can be no assurance that it will be possible, at any particular time, to close a futures position. In the event the Fund could not close a futures position and the value of such position declined, the Fund would be required to continue to make daily cash payments of variation margin. There is no guarantee that the price movements of the portfolio securities denominated in foreign currencies will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract. Currently, currency futures contracts are available on various foreign currencies including the Australian Dollar, British Pound, Canadian Dollar, Japanese Yen, Swiss Franc, German Mark and the Euro. Index futures contracts are available on various U.S. and foreign securities indices.

  Under regulations of the Commodity Exchange Act, investment companies registered under the Investment Company Act of 1940, as amended (the Investment Company Act), are exempt from the definition of "commodity pool operator," subject to compliance with certain conditions. The exemption is conditioned upon a requirement that all of the Fund's futures or options transactions constitute bona fide hedging transactions within the meaning of the regulations of the Commodity Futures Trading Commission (CFTC). The Fund will use currency futures and options on futures or commodity options contracts in a manner consistent with this requirement. The Fund may also enter into futures or related options contracts for return enhancement and risk management purposes if the aggregate initial margin and option premiums do not exceed 5% of the liquidation value of the Fund's total assets, after taking into account unrealized profits and unrealized losses on any such contracts, provided, however, that in the case of an option that is in-the-money, the in-the-money amount may be excluded in computing such 5%. The above restriction does not apply to the purchase and sale of futures and related options contracts for bona fide hedging purchases.

  Successful use of futures contracts by the Fund is also subject to the ability of the Fund's investment adviser to predict correctly movements in the direction of markets and other factors affecting currencies or the securities market generally. For example, if the Fund had hedged against the possibility of an increase in currency rates which would adversely affect the price of securities in its portfolio and the price of such securities increases instead, the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash to meet daily variation margin requirements, it may need to sell securities to meet such requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it is disadvantageous to do so.

  The hours of trading of futures contracts may not conform to the hours during which the Fund may trade the underlying securities. To the extent that the futures markets close before the securities markets, significant price and rate movements can take place in the securities markets that cannot be reflected in the futures markets.

OPTIONS ON FUTURES CONTRACTS

  An option on a futures contract gives the purchaser the right, but not the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. Currently options can be purchased or written with respect to futures contracts on various foreign currencies, including the Australian Dollar, British Pound, Canadian Dollar, Japanese Yen, Swiss Franc, German Mark and the Euro. With respect to stock indices, options are traded on futures contracts for various U.S. and foreign stock indices including the S&P 500 Stock Index and the NYSE Composite Index.

  The holder or writer of an option may terminate its position by selling or purchasing an option of the same series. There is no guarantee that such closing transactions can be effected.

LIMITATIONS ON PURCHASE AND SALE OF STOCK OPTIONS AND OPTIONS ON STOCK INDICES, FOREIGN CURRENCIES AND FUTURES CONTRACTS ON FOREIGN CURRENCIES

  The Fund may write put and call options on stocks only if they are covered, and such options must remain covered so long as the Fund is obligated as a writer. The Fund will write put options on stock indices and foreign currencies and futures contracts on foreign currencies only if they are covered by segregating with the Fund's Custodian an amount in cash, U.S. Government securities, or liquid assets equal to the aggregate exercise price of the puts. The Fund will not enter into futures contracts or related options if the aggregate initial margin and premiums exceed 5% of the liquidation value of the Fund's total assets, taking into account unrealized profits and losses on such contract, provided, however, that in the case of an option that is in-the-money, the in-the-money amount may be excluded in computing such 5%. The above restriction does not apply to the purchase or sale of futures contracts and related options or bona fide hedging purposes within the meaning of regulations of the Commodities Futures Trading Commission. The Fund does not intend to purchase options on equity securities or securities indices if the aggregate premiums paid for such outstanding options would exceed 10% of the Fund's total assets.

  Except as described below, the Fund will write call options on indices only if on such date it holds a portfolio of stocks at least equal to the value of the index times the multiplier times the number of contracts. When the Fund writes a call option on a broadly-based stock market index, the Fund will segregate or put into escrow with its Custodian, or pledge to a broker as collateral for the option, cash, liquid securities, or a portfolio of securities substantially replicating the movement of the index, in the judgment of the Fund's investment adviser, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts.

  If the Fund has written an option on an industry or market segment index, it will segregate or put into escrow with its Custodian, or pledge to a broker as collateral for the option, at least ten "qualified securities," all of which are stocks of issuers in such industry or market segment, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. Such stocks will include stocks which represent at least 50% of the weighting of the industry or market segment index and will represent at least 50% of the Fund's holdings in that industry or market segment. No individual security will represent more than 15% of the amount so segregated, pledged or escrowed in the case of broadly-based stock market index options or 25% of such amount in the case of industry or market segment index options. If at the close of business on any day the market value of such qualified securities so segregated, escrowed or pledged falls below 100% of the current index value times the multiplier times the number of contracts, the fund will so segregate, escrow or pledge an amount in cash, or liquid securities equal in value to the difference. In addition, when the Fund writes a call on an index which is in-the-money at the time the call is written, the Fund will segregate with its Custodian or pledge to the broker as collateral cash, U.S. Government securities or other high-grade short-term debt obligations equal in value to the amount by which the call is in-the-money times the multiplier times the number of contracts. Any amount segregated pursuant to the foregoing sentence may be applied to the Fund's obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts. A "qualified security" is an equity security which is listed on a national securities exchange or listed on NASDAQ against which the Fund has not written a stock call option and which has not been hedged by the Fund by the sale of stock index futures. However, if the Fund holds a call on the same index as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the Fund in cash, Treasury bills or other high-grade short-term obligations in a segregated account with its Custodian, it will not be subject to the requirements described in this paragraph.

  The Fund may engage in futures contracts and options on futures transactions as a hedge against changes, resulting from market or political conditions, in the value of the currencies to which the Fund is subject or to which the Fund expects to be subject in connection with future purchases. The Fund may engage in such transactions when they are economically appropriate for the reduction of risks inherent in the ongoing management of the Fund. The Fund may write options on futures contracts to realize through the receipt of premium income a greater return than would be realized in the Fund's portfolio securities alone.

  POSITION LIMITS. Transactions by the Fund in futures contracts and options will be subject to limitations, if any, established by each of the exchanges, boards of trade or other trading facilities (including NASDAQ) governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of futures contracts and options which the Fund may write or purchase may be affected by the futures contracts and options written or purchased by other investment advisory clients of the investment adviser. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.

(C) DEFENSIVE STRATEGY AND SHORT-TERM INVESTMENTS

  When conditions dictate a defensive strategy, the Fund may temporarily invest in money market instruments, including commercial paper of corporations, certificates of deposit, bankers' acceptances and the obligations of domestic and foreign banks, obligations issued or guaranteed by the U.S. Government, its agencies or its instrumentalities and repurchase agreements maturing in seven days or less. In addition to the risks typically associated with money market instruments, such as credit risk and market risk, money market instruments issued by foreign issuers may be subject to additional risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, the seizure or nationalization of foreign deposits and foreign exchange controls or other restrictions.

(D) PORTFOLIO TURNOVER

  As a result of the investment policies described above, the Fund may engage in a substantial number of portfolio transactions. The portfolio turnover rate is generally the percentage computed by dividing the lesser of portfolio purchases or sales (excluding all securities, including options, whose maturities or expiration date at acquisition were one year or less) by the monthly average value of the portfolio. High portfolio turnover (over 100%) involves correspondingly greater brokerage commissions and other transaction costs, which are borne directly by the Fund. In addition, high portfolio turnover may also mean that a proportionately greater amount of distributions to shareholders will be taxed as ordinary income rather than long-term capital gains compared to investment companies with lower portfolio turnover. See "Taxes, Dividends and Distributions."

                            INVESTMENT RESTRICTIONS

  The following restrictions are fundamental policies. Fundamental policies are those which cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. A "majority of the Fund's outstanding voting securities," when used in this Statement of Additional Information, means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy or (ii) more than 50% of the outstanding voting shares.

  The Fund may not:

  1. Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by the Fund of initial or maintenance margin in connection with futures or options is not considered the purchase of a security on margin.

  2. Make short sales of securities or maintain a short position, except short sales against-the-box.

  3. Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow up to 20% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Fund may pledge up to 20% of the value of its total assets to secure such borrowings. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, forward foreign currency exchange contracts and collateral and collateral arrangements relating thereto, and collateral arrangements with respect to futures contracts and options thereon and with respect to the writing of options and obligations of the Fund to Directors pursuant to deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.

  4. Purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result: (i) with respect to 75% of the Fund's total assets, more than 5% of the Fund's total assets (determined at the time of investment) would then be invested in securities of a single issuer, or (ii) 25% or more of the Fund's total assets (determined at the time of the investment) would be invested in a single industry.

  5. Purchase any security if as a result the Fund would then hold more than 10% of the outstanding voting securities of an issuer.

  6. Purchase any security if as a result the Fund would then have more than 5% of its total assets (determined at the time of investment) invested in securities of companies (including predecessors) less than three years old, except that the Fund may invest in the securities of any U.S. Government agency or instrumentality, and in any security guaranteed by such an agency or instrumentality.

  7. Buy or sell real estate or interests in real estate, except that the Fund may purchase and sell securities which are secured by real estate, securities of companies which invest or deal in real estate and publicly traded securities of real estate investment trusts. The Fund may not purchase interests in real estate limited partnerships which are not readily marketable.

  8. Buy or sell commodities or commodity contracts. (For purposes of this restriction, futures contracts on currencies and on stock indices and forward foreign currency exchange contracts are not deemed to be commodities or commodity contracts.)

  9. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

  10. Make investments for the purpose of exercising control or management.

  11. Invest in securities of other investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which not more than 5% of its total assets (determined at the time of investment) would be invested in such securities, or except as part of a merger, consolidation or acquisition.

  12. Invest in interests in oil, gas or other mineral exploration or development programs, except that the Fund may invest in the securities of companies which invest in or sponsor such programs.

  13. Make loans, except through (i) repurchase agreements and (ii) loans of portfolio securities (limited to 30% of the Fund's total assets).

  Whenever any fundamental investment policy or investment states a maximum percentage of the Fund's assets or net assets, it is intended that if the percentage limitation is met at the time the investment is made, then a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, in the event that the Fund's asset coverage for borrowings falls below 300%, the Fund will take action within three days to reduce its borrowings, as required by applicable law.

                            MANAGEMENT OF THE FUND

(A) DIRECTORS

  The Fund has Directors who, in addition to overseeing the actions of the Fund's Management, Subadviser and Distributor, decide upon matters of general policy.

  The Directors also review the actions of the Fund officers who conduct and supervise the daily business operations of the Fund.

(B) MANAGEMENT INFORMATION--DIRECTORS AND OFFICERS

 NAME, ADDRESS AND AGE (1)     POSITION WITH FUND      PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
 -------------------------     ------------------      --------------------------------------------
 Edward D. Beach (74)      Director                         President and Director of BMC
                                                             Fund, Inc., a closed-end
                                                             investment company; previously,
                                                             Vice Chairman of Broyhill
                                                             Furniture Industries, Inc.;
                                                             Certified Public Accountant;
                                                             Secretary and Treasurer of
                                                             Broyhill Family Foundation, Inc.;
                                                             Member of the Board of Trustees
                                                             of Mars Hill College and Director
                                                             of the High Yield Income Fund,
                                                             Inc.
 Delayne Dedrick Gold (60) Director                         Marketing and Management
                                                             Consultant; Director of The High
                                                             Yield Income Fund, Inc.
 *Robert F. Gunia (52)     Director and Vice President      Vice President of Prudential
                                                             Investments since September 1997;
                                                             Executive Vice President and
                                                             Treasurer (since December 1996)
                                                             of Prudential Investments Fund
                                                             Management LLC (PIFM); Senior
                                                             Vice President (since March 1987)
                                                             of Prudential Securities
                                                             Incorporated (Prudential
                                                             Securities); formerly Chief
                                                             Administrative Officer (July
                                                             1990-September 1996). Director
                                                             (January 1989-September 1996) and
                                                             Executive Vice President,
                                                             Treasurer and Chief Financial
                                                             Officer (June 1987-September
                                                             1996) of Prudential Mutual Fund
                                                             Management, Inc. (PMF); Vice
                                                             President and Director (since May
                                                             1989) of The Asia Pacific Fund
                                                             Inc.; Director of The High Yield
                                                             Income Fund, Inc.
 Robert E. LaBlanc (64)    Director                         President (since 1981) of Robert
                                                             E. LaBlanc Associates, Inc.
                                                             (telecommunications); formerly
                                                             General Partner at Salomon
                                                             Brothers; and Vice Chairman of
                                                             Continental Telecom; Director of
                                                             Storage Technology Corporation,
                                                             Titan Corporation, Salient 3
                                                             Communications, Inc. and Tribune
                                                             Company; and Trustee of Manhattan
                                                             College.
 Robin B. Smith (59)       Director                         Chairman and Chief Executive
                                                             Officer (since August 1996) of
                                                             Publishers Clearing House;
                                                             formerly President and Chief
                                                             Executive Officer (January 1989-
                                                             August 1996) and President and
                                                             Chief Operating Officer
                                                             (September 1981-December 1988) of
                                                             Publishers Clearing House;
                                                             Director of BellSouth
                                                             Corporation, Texaco Inc., Springs
                                                             Industries Inc. and Kmart
                                                             Corporation.

    NAME, ADDRESS AND
         AGE (1)          POSITION WITH FUND  PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
    -----------------     ------------------  --------------------------------------------
 Stephen Stoneburn (55)   Director             President and Chief Executive Officer
                                                (since June 1996) of Quadrant Media Corp.
                                                (a publishing company); formerly President
                                                (June 1995-June 1996) of Argus Integrated
                                                Media, Inc.; Senior Vice President and
                                                Managing Director (January 1993-1995),
                                                Cowles Business Media; Senior Vice
                                                President (January 1991-1992) and
                                                Publishing Vice President (May 1989-
                                                December 1990) of Gralla Publications (a
                                                division of United Newspapers, U.K.); and
                                                Senior Vice President of Fairchild
                                                Publications, Inc.
 *John R. Strangfeld (45) Director and         Chief Executive Officer, Chairman,
                          President             President and Director of The Prudential
                                                Investment Corporation (since January
                                                1990); Executive Vice President of the
                                                Prudential Global Asset Management Group
                                                of Prudential (since February 1998);
                                                Chairman of Pricoa Capital Group (since
                                                August 1989); Chief Executive Officer of
                                                Private Asset Management Group of
                                                Prudential (November 1994-December 1998).
 Nancy H. Teeters (68)    Director             Economist; Director of Inland Steel
                                                Industries (since July 1991); formerly
                                                Vice President and Chief Economist (March
                                                1986-June 1990) of International Business
                                                Machines Corporation; Director of The High
                                                Yield Income Fund, Inc.
 Robert C. Rosselot (39)  Secretary            Assistant General Counsel (since September
                                                1997) of PIFM; formerly, partner with the
                                                firm of Howard & Howard, Bloomfield Hills,
                                                Michigan (December 1995-September 1997)
                                                and Corporate Counsel, Federated Investors
                                                (1990-1995).
 Grace C. Torres (40)     Treasurer and        First Vice President (since December 1996)
                          Principal Financial   of PIFM; First Vice President (since March
                          and Accounting        1994) of Prudential Securities; formerly,
                          Officer               First Vice President (March 1994-September
                                                1996) of Prudential Mutual Fund
                                                Management, Inc. and Vice President (July
                                                1989-March 1994) of Bankers Trust
                                                Corporation.
 Stephen M. Ungerman (45) Assistant Treasurer  Vice President and Tax Director (since
                                                March 1996) of Prudential Investments;
                                                formerly First Vice President of
                                                Prudential Mutual Fund Management, Inc.
                                                (February 1993-September 1996).

----------
(/1/) Unless otherwise noted the address for each of the above persons is c/o
      Prudential Investments Fund Management LLC, Gateway Center Three, 100 Mulberry Street, 9th Floor, Newark, New Jersey 07102-4077.

* "Interested" director, as defined in the Investment Company Act, by reason of his affiliation with Prudential Securities or PIFM.

  Directors and officers of the Fund are also trustees, directors and officers of some or all of the other investment companies distributed by Prudential Securities or Prudential Investment Management Services LLC.

  Pursuant to the terms of the Management Agreement with the Fund, the Manager pays all compensation of officers and employees of the Fund as well as the fees and expenses of all Directors of the Fund who are affiliated persons of the Manager.

  The Fund pays each of its Directors who is not an affiliated person of PIFM or Prudential Investments (PI) annual compensation of $3,000, in addition to certain out-of-pocket expenses. The amount of annual compensation paid to each Director may change as a result of the introduction of additional funds upon which the Director may be asked to serve.

 Directors may receive their Directors' fees pursuant to a deferred fee arrangement with the Fund. Under the terms of the agreement, the Fund accrues daily the amount of Directors' fees in installments which accrue interest at a rate equivalent to the prevailing rate applicable to 90-day U.S. Treasury bills at the beginning of each calendar quarter or, pursuant to an SEC exemptive order, at the daily rate of return of the Fund (the Fund rate). The Fund's obligation to make payments of deferred Directors' fees, together with interest thereon, is a general obligation of the Fund.

  The Directors have adopted a retirement policy which calls for the retirement of Directors on December 31 of the year in which they reach the age of 72, except that retirement is being phased in for Directors who were age 68 or older as of December 31, 1993. Under this phase-in provision, Mr. Beach is scheduled to retire on December 31, 1999.

  The following table sets forth the aggregate compensation paid by the Fund to the Directors who are not affiliated with the Manager for the fiscal year ended May 31, 1999 and the aggregate compensation paid to such Directors for service on the Fund's Board and that of any other investment companies managed by PIFM (Fund Complex) for the calendar year ended December 31, 1998. Below are listed the Directors who have served the Fund during its most recent fiscal year.

                              COMPENSATION TABLE

                                                                              TOTAL
                                          PENSION OR                       COMPENSATION
                                          RETIREMENT                        FROM FUND
                           AGGREGATE   BENEFITS ACCRUED ESTIMATED ANNUAL     AND FUND
                          COMPENSATION AS PART OF FUND   BENEFITS UPON     COMPLEX PAID
   NAME AND POSITION       FROM FUND       EXPENSES        RETIREMENT    TO DIRECTORS (2)
   -----------------      ------------ ---------------- ---------------- ----------------
Edward D. Beach--            $3,000          None             N/A        $135,000(44/71)*
Director
Stephen C. Eyre--Former      $3,000          None             N/A        $ 45,000(14/71)*
Director
Delayne D. Gold--            $3,000          None             N/A        $135,000(14/71)*
Director
Robert F. Gunia (1)--          --            None             N/A               --
Director
Don G. Hoff--Former          $3,000          None             N/A        $ 45,000(14/71)*
Director
Robert F. LaBlanc--          $3,000          None             N/A        $ 45,000(14/71)*
Director
Mendel A. Melzer (1)--         --            None             N/A               --
Former Director
Richard A. Redeker (1)--       --            None             N/A               --
Former Director
Robin B. Smith(2)--          $3,000          None             N/A        $ 90,000(32/41)*
Director
Stephen Stoneburn--          $3,000          None             N/A        $ 45,000(14/71)*
Director
Brian Storms (1)--Former       --            None             N/A               --
Director
John R. Strangfeld (1)--       --            None             N/A               --
Director
Nancy H. Teeters--           $3,000          None             N/A        $ 90,000(26/47)*
Director

----------
 *Indicates number of funds/portfolios in Fund Complex (including the Fund) to which aggregate compensation relates.

(1) Directors who are "interested" do not receive compensation from the Fund Complex (including the Fund).

(2) Total compensation from all of the funds in the Fund Complex for the calendar year ended December 31, 1998, including amounts deferred at the election of Directors under the funds' Deferred Compensation Plans. Including accrued interest, total deferred compensation amounted to $116,225 for Robin B. Smith. Currently, Ms. Smith has agreed to defer some of her fees at the T-Bill rate and other fees at the Fund rate.

              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

  As of July 9, 1999, the Directors and officers of the Fund, as a group, owned less than 1% of the outstanding common stock of the Fund.

  As of July 9, 1999, the beneficial owners, directly or indirectly, of more than 5% of the outstanding shares of any class of shares of the Fund were: Ms. Rose Ziperson, TTEE, Lawrence Wolfson Irrevocable TR UA DTD 08/06/97, North Miami, FL, held 1,450 Class Z shares (or approximately 5.32% of Class Z shares); Ms. Shelah Bennet, Spring Valley, NY, held 2,810 Class Z shares (or approximately 10.30% of Class Z shares); Prudential Securities C/F Ms. Julia
A. Lewis IRA DTD 06/27/96, Morral, OH, held 2,432 Class Z shares (or approximately 8.91% of Class Z shares); Prudential Bank & Trust C/F John C. Acker IRA DTD 06/16/99, Manhattan Beach, CA, held 2,213 Class Z shares (or approximately 8.11% of Class Z shares); and Acker Family LP, Los Angeles, CA, held 4,970 Class Z shares (or approximately 18.22% of Class Z shares).

  As of July 9, 1999, Prudential Securities was the record holder for other beneficial owners of 1,087,716 Class A shares (or approximately 48.46% of the outstanding Class A shares), 2,060,673 Class B shares (or approximately 59.36% of the outstanding Class B shares), 46,401 Class C shares (or approximately 75.12% of the outstanding Class C shares) and 26,692 Class Z shares (or approximately 97.84% of the outstanding Class Z shares) of the Fund. In the event of any meetings of shareholders, Prudential Securities will forward, or cause the forwarding of, proxy materials to beneficial owners for which it is the record holder.

                    INVESTMENT ADVISORY AND OTHER SERVICES

(A) INVESTMENT ADVISERS

  The manager of the Fund is Prudential Investments Fund Management LLC (PIFM or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. PIFM serves as manager to all of the other investment companies that, together with the Fund, comprise the "Prudential Mutual Funds." See "How the Fund is Managed--Manager" in the Prospectus. As of May 31, 1999, PIFM managed and/or administered open-end and closed-end management investment companies with assets of approximately $72 billion. According to the Investment Company Institute, as of November 30, 1998 the Prudential Mutual Funds were the 18th largest family of mutual funds in the United States.

  PIFM is a subsidiary of Prudential Securities. PMFS, a wholly-owned subsidiary of PIFM, serves as the transfer agent for the Prudential Mutual Funds and, in addition, provides customer service, recordkeeping and management and administration services to qualified plans.

  Pursuant to the Management Agreement with the Fund (the Management Agreement), PIFM, subject to the supervision of the Fund's Board of Directors and in conformity with the stated policies of the Fund, manages both the investment operations of the Fund and the composition of the Fund's portfolio, including the purchase, retention and disposition of portfolio securities. In this regard, PIFM provides supervision of the Fund's investments, furnishes a continuous investment program for the Fund's portfolio and places purchase and sale orders for portfolio securities of the Fund and other investments. Under the Management Agreement, PIFM administers the Fund's corporate affairs, subject to the supervision of the Fund's Board of Directors and, in connection therewith, furnishes the Fund with office facilities and ordinary clerical and bookkeeping services which are not furnished by the Fund's Custodian or PMFS. The management services of PIFM for the Fund are not exclusive under the terms of the Management Agreement and PIFM is free to, and does, render management services to others.

  For its services, PIFM receives, pursuant to the Management Agreement, a fee at an annual rate equal to 1% of the average daily net assets of the Fund. The fee is computed daily and payable monthly. The Management Agreement also provides that, in the event the expenses of the Fund (including the fees of PIFM, but excluding interest, taxes, brokerage commissions, distribution fees and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business) for any fiscal year exceed the lowest applicable annual expense limitation established and enforced pursuant to the statutes or regulations of any jurisdiction in which the Fund's shares are qualified for offer and sale, the compensation due to PIFM will be reduced by the amount of such excess. Reductions in excess of the total compensation payable to PIFM will be paid by PIFM to the Fund.

  In connection with its management of the corporate affairs of the Fund, PIFM bears the following expenses:

    (a) the salaries and expenses of all of its and the Company's personnel except the fees and expenses of Directors who are not affiliated persons of PIFM or the Fund's investment adviser;

    (b) all expenses incurred by PIFM or by the Fund in connection with managing the ordinary course of the Fund's business, other than those assumed by the Fund, as described below; and

    (c) the costs and expenses payable to The Prudential Investment Corporation, doing business as Prudential Investments (PI or the Subadviser), pursuant to a Subadvisory Agreement between PIFM and PI (the Subadvisory Agreement).

  Under the terms of the Management Agreement, the Fund is responsible for the payment of the following expenses: (a) the fees payable to the Manager, (b) the fees and expenses of Directors who are not affiliated persons of the Manager or the Fund's investment adviser, (c) the fees and certain expenses of the Custodian and Transfer and Dividend Disbursing Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Fund and of pricing the Fund's shares,
(d) the charges and expenses of legal counsel and independent accountants for the Fund, (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (f) all taxes and corporate fees payable by the Fund to governmental agencies, (g) the fees of any trade associations of which the Fund may be a member, (h) the cost of stock certificates representing shares of the Fund, (i) the cost of fidelity and liability insurance, (j) certain organization expenses of the Fund and the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the SEC, registering the Fund as a broker or dealer and qualifying its shares under state securities laws, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes, (k) allocable communications expenses with respect to investor services and all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders, (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business and (m) distribution fees.

  The Management Agreement provides that PIFM will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of its duties. The Management Agreement provides that it will terminate automatically if assigned, and that it may be terminated without penalty by either PIFM or the Company (by the Board of Directors or vote of a majority of the outstanding voting securities of the Fund, as defined in the Investment Company Act) upon not more than 60 days' nor less than 30 days' written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act.

  For the fiscal years ended May 31, 1999, 1998, and 1997, PIFM received net management and administrative fees of $921,415, $1,545,460 and $1,827,270, respectively.

  PIFM has entered into the Subadvisory Agreement with PI, a wholly-owned subsidiary of Prudential. The Subadvisory Agreement provides that PI, through a Sub-Investment Management Agreement with PRICOA Asset Management Ltd. (PRICOA), will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PI is obligated to keep certain books and records of the Fund. PIFM continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises PI's performance of such services. PRICOA is reimbursed by PI, and PI is reimbursed by PIFM, for the reasonable costs and expenses incurred in furnishing investment advisory services.

  The Subadvisory Agreement was last approved by the Board of Directors, including a majority of the Directors who are not parties to the contract or interested persons of any such party, as defined in the Investment Company Act on May 25, 1999, and by the initial shareholder of the Fund on September 8, 1988. The Sub-Investment Management Agreement with PRICOA was last approved by the Board of Directors, including a majority of the Directors who are not parties to the contract or interested persons of any such party, as defined in the Investment Company Act on May 25, 1999.

  The Subadvisory Agreement and the Sub-Investment Management Agreement each provides that it will terminate in the event of its assignment (as defined in the Investment Company Act) or upon the termination of the Management Agreement. The Subadvisory Agreement may be terminated by the Fund, PIFM or PIC upon not more than 60 days', nor less than 30 days', written notice. The Subadvisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act.

(B) PRINCIPAL UNDERWRITER, DISTRIBUTOR AND RULE 12B-1 PLANS

  Prudential Investment Management Services LLC (PIMS or the Distributor), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, acts as the distributor of the shares of the Fund. The Fund is engaged in a continuous offering of securities and pursuant to its Distribution Agreement with the Fund, the Distributor is obligated to use its best efforts to effect sales of shares of the Fund, but shall not be obligated to sell any specific number of shares. Prior to June 1, 1998, Prudential Securities Incorporated (Prudential Securities) was the Fund's distributor. PIMS and Prudential Securities are subsidiaries of Prudential.

  Pursuant to separate Distribution and Service Plans (the Class A Plan, the Class B Plan and the Class C Plan, collectively the "Plans") adopted pursuant to Rule 12b-1 under the Investment Company Act and a distribution agreement (the "Distribution Agreement"), the Distributor incurs the expenses of distributing the Fund's Class A, Class B and Class C shares. The Distributor also incurs the expenses of distributing the Fund's Class Z shares under the Distribution Agreement, none of which are reimbursed by or paid for by the Fund. See "How the Fund is Managed--Distributor" in the Prospectus.

  Under the Plans, the Fund is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Fund will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.

  The distribution and/or service fees may also be used by the Distributor to compensate on a continuing basis dealers in consideration for the distribution, marketing, administrative and other services and activities provided by dealers with respect to the promotion of the sale of the Fund's shares and the maintenance of related shareholder accounts.

  CLASS A PLAN. Under the Class A Plan, the Fund may pay the Distributor for its distribution-related activities with respect to Class A shares at an annual rate of up to .30 of 1% of the average daily net assets of the Class A shares. The Class A Plan provides that (1) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (2) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1%. The Distributor has contractually agreed to limit its distribution-related fees payable under the Class A Plan to .25 of 1% of the average daily net assets of the Class A shares for the fiscal year ending May 31, 2000 and voluntarily limited its distribution-related fees for the fiscal year ended May 31, 1999, to .25 of 1% of the average daily net assets of the Class A shares.

  For the fiscal year ended May 31, 1999, the Distributor and Prudential Securities collectively received payments of approximately $88,000 under the Class A Plan and spent approximately $88,000 in distributing the Fund's shares. This amount was primarily expended for payments of account servicing fees to financial advisers and other persons who sell Class A shares. For the fiscal year ended May 31, 1999, the Distributor and Prudential Securities also collectively received approximately $16,900 in initial sales charges in connection with the sale of Class A shares.

  CLASS B AND CLASS C PLANS. Under the Class B and Class C Plans, the Fund pays the Distributor for its distribution-related activities with respect to Class B and Class C shares at an annual rate of up to 1% of the average daily net assets of each of the Class B and Class C shares. The Class B Plan provides that (1) up to .25 of 1% of the average daily net assets of the Class B shares may be paid as a service fee and (2) up to .75 of 1% (not including the service fee) of the average daily net assets of the Class B shares (asset-based sales charge) may be paid for distribution-related expenses with respect to the Class B shares. The Class C Plan provides that (1) up to .25 of 1% of the average daily net assets of the Class C shares may be paid as a service fee and (2) up to .75 of 1% (not including the service fee) of the average daily net assets of the Class C shares may be paid for distribution-related expenses with respect to Class C shares. The service fee (.25 of 1% of average daily net assets) is used to pay for personal service and/or the maintenance of shareholder accounts. The Distributor also receives contingent deferred sales charges from certain redeeming shareholders and, with respect to Class C shares, an initial sales charge.

  Class B Plan. For the fiscal year ended May 31, 1999, the Distributor and Prudential Securities collectively received approximately $557,000 from the Fund under the Class B Plan and spent approximately $508,000 in distributing the Fund's Class B shares. It is estimated that of the latter amount, approximately 0% was spent on printing and mailing of prospectuses to persons other than current shareholders; 10.6% ($53,800) was spent on compensation to broker-dealers for commissions to representatives and other expenses, including an allocation of overhead and other branch office distribution-related expenses incurred for distribution of Class B shares; and 89.4% ($454,200) was spent on the aggregate of (i) payments of commissions and account servicing fees to financial advisers (24.7% or $12,200) and (ii) an allocation of overhead and other branch office distribution-related expenses for payments of related expenses (64.7% or $342,000). The term "overhead and other branch office distribution-related expenses" represents (a) the expenses of operating Prudential Securities' and Pruco Securities Corporation's (Prusec's) branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies, (b) the costs of client sales seminars, (c) expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other incidental expenses relating to branch promotion of Fund sales.

  The Distributor (and Prudential Securities as its predecessor) also receive the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class B shares. For the fiscal year ended May 31, 1999, the Distributor and Prudential Securities collectively received approximately $116,300 in contingent deferred sales charges attributable to Class B shares.

  Class C Plan. For the fiscal year ended May 31, 1999, the Distributor and Prudential Securities collectively received approximately $8,900 under the Class C Plan and spent approximately $6,900 in distributing Class C shares. Of the latter amount, approximately 1.0% ($70) was spent on compensation to broker-dealers for commissions to representatives and other expenses, including an allocation of overhead and other branch office distribution-related expenses incurred for distribution of Class C shares; and 99.0% ($6,750) was spent on the aggregate of (i) payments of commissions and account servicing fees to financial advisers (98.2% or $6,739) and (ii) an allocation of overhead and other branch office distribution-related expenses for payments of related expenses (.8% or $51).

  For the fiscal year ended May 31, 1999, the Distributor and Prudential Securities collectively received approximately $900 in initial sales charges in connection with the sale of Class C shares. The Distributor (and Prudential Securities as its predecessor) also receive the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class C shares. For the fiscal year ended May 31, 1999, the Distributor and Prudential Securities collectively received approximately $400 in contingent deferred sales charges attributable to Class C shares.

  Distribution expenses attributable to the sale of Class A, Class B and Class C shares of the Fund other than expenses allocable to a particular class are allocated to each such class based upon the ratio of sales of each such class to the sales of Class A, Class B and Class C shares of the Fund. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.

  The Class A, Class B and Class C Plans continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Directors, including a majority vote of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the Class A, Class B or Class C Plan or in any agreement related to the Plans (Rule 12b-1 Directors), cast in person at a meeting called for the purpose of voting on such continuance. A Plan may be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Directors or by the vote of the holders of a majority of the outstanding shares of the applicable class of the Fund on not more than 30 days' written notice to any other party to the Plan. The Plans may not be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class (by both Class A and Class B shareholders, voting separately, in the case of material amendments to the Class A Plan), and all material amendments are required to be approved by the Board of Directors in the manner described above. Each Plan will automatically terminate in the event of its assignment. The Fund will not be contractually obligated to pay expenses incurred under the Class A Plan, Class B Plan or Class C Plan if such Plan is terminated or not continued.

  Pursuant to each Plan, the Board of Directors will review at least quarterly a written report of the distribution expenses incurred on behalf of the Class A, Class B and Class C shares of the Fund by the Distributor. The report will include an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of Rule 12b-1 Directors will be committed to the Rule 12b-1 Directors.

  Pursuant to the Distribution Agreement, the Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under the Securities Act of 1993, as amended.

  In addition to distribution and service fees paid by the Fund under the Class A, Class B and Class C Plans, the Manager (or one of its affiliates) may make payments to dealers (including Prudential Securities) and other persons which distribute shares of the Fund (including Class Z shares). Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.

  FEE WAIVERS/SUBSIDIES. PIFM may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of the Fund. Fee waivers and subsidies will increase the Fund's total return.

  NASD MAXIMUM SALES CHARGE RULE. Pursuant to rules of the NASD, the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of each class of shares. Interest charges on unreimbursed distribution expenses equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not included in the calculation of the 6.25% limitation. The annual asset-based sales charge on shares of the Fund may not exceed .75 of 1% per class. The 6.25% limitation applies to the Fund rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of total gross sales of any class, all sales charges on shares of all classes would be suspended.

(C) OTHER SERVICE PROVIDERS

  State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Fund's portfolio securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Subcustodians provide custodial services for any foreign assets of the Fund held outside the United States.

  Prudential Mutual Fund Services LLC (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as the transfer and dividend disbursing agent of the Fund. PMFS is a wholly-owned subsidiary of PIFM. PMFS provides customary transfer agency services to the Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions and related functions. For these services, PMFS receives an annual fee per shareholder account, a new account set-up fee for each manually established shareholder account and a monthly inactive zero balance account fee per shareholder account. PMFS is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communication expenses and other costs.

  PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, serves as the Fund's independent accountants and in that capacity audits the Fund's annual financial statements.

                   BROKERAGE ALLOCATION AND OTHER PRACTICES

  Subject to policies established by the Fund's Board of Directors and the oversight and review of the Manager, the Subadviser is primarily responsible for the execution of the Fund's portfolio transactions and the allocation of its brokerage business. In executing such transactions, the Subadviser will seek to obtain the best price and execution for the Fund, taking into account such factors as price, size of order, difficulty and risk of execution and operational facilities of the firm involved. Securities in which the Fund invests may be traded in the over-the-counter markets, and the Fund deals directly with the dealers who make markets in such securities except in those circumstances where better prices and execution are available elsewhere. Commission rates are established pursuant to negotiation with brokers or dealers based on the quality or quantity of services provided in light of generally prevailing rates, and while the Subadviser generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest commissions available. The allocation of orders among brokers and the commission rates paid are reviewed quarterly by the Board of Directors of the Fund.

  The Fund has no obligation to deal with any broker or group of brokers in executing transactions in portfolio securities. Subject to obtaining the best price and execution, brokers who sell shares of the Fund or provide supplemental research, market and statistical information and other research services and products to the Subadviser may receive orders for transactions by the Fund. Such information, services and products are those which brokerage houses customarily provide to institutional investors, and include items such as statistical and economic data, research reports on particular companies and industries, and computer software used for research with respect to investment decisions. Information, services and products so received are in addition to and not in lieu of the services required to be performed by the Subadviser under the Subadvisory Agreement and the expenses of the Subadviser are not necessarily reduced as a result of the receipt of such supplemental information, services and products. Such information, services and products may be useful to the Subadviser in providing services to clients other than the Fund, and not all such information, services and products are used by the Subadviser in connection with the Fund. Similarly, such information, services and products provided to the Subadviser by brokers and dealers through whom other clients of the Subadviser effect securities transactions may be useful to the Subadviser in providing services to the Fund. The Subadviser is authorized to pay higher commissions on brokerage transactions for the Fund to brokers in order to secure information, services and products described above, subject to review by the Fund's Board of Directors from time to time as to the extent and continuation of this practice. During the fiscal year ended May 31, 1999, substantially all of the Fund's brokerage commissions were paid to firms which provided research services to the Fund's Subadviser.

  Although investment decisions for the Fund are made independently from those of the other accounts managed by the Subadviser, investments of the kind made by the Fund may often also be made by such other accounts. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and one or more other accounts managed by the Subadviser, available investments are allocated in the discretion of the Subadviser by such means that, in its judgment, result in fair treatment. The Subadviser aggregates orders for purchases and sales of securities of the same issuer on the same day among the Fund and its other managed accounts, and the price paid to or received by the Fund and those accounts is the average obtained in those orders. In some cases, such aggregation and allocation procedures may affect adversely the price paid or received by the Fund or the size of the position purchased or sold by the Fund.

  In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments and agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid. The Fund will not deal with Prudential Securities in any transaction in which Prudential Securities acts as principal. Thus, it will not deal in over-the-counter securities with Prudential Securities acting as market maker, and it will not execute a negotiated trade with Prudential Securities if execution involves Prudential Securities acting as principal with respect to any part of the Fund's order.

  Portfolio securities may not be purchased from any underwriting or selling syndicate of which Prudential Securities (or any affiliate), during the existence of the syndicate, is a principal underwriter (as defined in the Investment Company Act), except in accordance with rules of the Commission. This limitation, in the opinion of the Fund, will not significantly affect the Fund's ability to pursue its present investment objective. However, in the future in other circumstances, the Fund may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitation.

  Subject to the above considerations, Prudential Securities may act as a securities broker or dealer for the Fund. In order for Prudential Securities to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by Prudential Securities must be reasonable and fair compared to the commissions, fees or other remuneration paid to other such brokers or dealers in connection with comparable transactions involving similar securities sold on an exchange during a comparable period of time. This standard would allow Prudential Securities to receive no more than the remuneration which would be expected to be received by an unaffiliated broker or dealer in a commensurate arms-length transaction. Furthermore, the Board of Directors of the Fund, including a majority of the Directors who are not "interested" directors, has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Prudential Securities are consistent with the foregoing standard. In accordance with
Section 11(a) under the Securities Exchange Act of 1934, Prudential Securities may not retain compensation for effecting transactions on a national securities exchange for the Fund unless the Fund has expressly authorized the retention of such compensation in a written contract executed by the Fund and Prudential Securities. Section 11(a) provides that Prudential Securities must furnish to the Fund at least annually a statement setting forth the total amount of all compensation retained by Prudential Securities for transactions effected by the Fund during the applicable period. Brokerage transactions with Prudential Securities are also subject to such fiduciary standards as may be imposed by applicable law.

  The table below shows certain information regarding the payment of commissions by the Fund, including the commissions paid to Prudential Securities, for the three fiscal years ended May 31, 1999.

                                               FISCAL YEAR ENDED MAY 31,
                                           -------------------------------------
                                             1999       1998        1997
                                           --------  ----------  ----------
Total brokerage commissions paid by the
 Fund....................................  $624,941  $1,035,069  $1,288,783
Total brokerage commissions paid to
 Prudential Securities...................  $      0  $        0  $        0
Percentage of total brokerage commissions
 paid to Prudential Securities...........         0%          0%          0%
Percentage of total dollar amounts of
 transactions involving commissions that
 were effected through Prudential
 Securities..............................         0%          0%          0%

                        CAPITAL STOCK AND ORGANIZATION

  THE FUND IS AUTHORIZED TO ISSUE 125 MILLION SHARES OF CLASS A COMMON STOCK, 125 MILLION SHARES OF CLASS B COMMON STOCK, 125 MILLION SHARES OF CLASS C COMMON STOCK AND 125 MILLION SHARES OF CLASS Z COMMON STOCK OF THE FUND, $.01 PAR VALUE PER SHARE. Each class of shares represents an interest in the same assets of the Fund and is identical in all respects except that (i) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charges and distribution and/or service fees) which may affect performance, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution and/or service fee arrangements and has separate voting rights on any other matter submitted to shareholders in which the interests of one class differ from the interests of another class, (iii) each class has a different exchange privilege, (iv) only Class B shares have a conversion feature, and (v) Class Z shares are offered exclusively for sales to a limited group of investors. In accordance with the Fund's Charter, the Board of Directors may authorize the creation of additional series of common stock, and classes within series, with such preferences, privileges, limitations and voting and dividend rights as the Board may determine.

  The Board of Directors may increase or decrease the number of authorized shares without the approval of shareholders. Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares of the Fund are also redeemable at the option of the Fund under certain circumstances. See "How to Buy, Sell and Exchange Shares of the Fund--How to Sell Your Shares" in the Prospectus. Each share of each class of Common Stock is equal as to earnings, assets and voting privileges, except as noted above, and each class bears the expenses related to the distribution of its shares with the exception of Class Z shares, which are not subject to any distribution or service fees. Except for the conversion feature applicable to Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of Common Stock of the Fund is entitled to its portion of all of the Fund's assets after all debts and expenses of the Fund have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders and to Class Z shareholders, whose shares are not subject to any distribution and/or service fees. The Fund's shares do not have cumulative voting rights for the election of Directors.

  THE FUND DOES NOT INTEND TO HOLD ANNUAL MEETINGS OF SHAREHOLDERS OF THE FUND UNLESS OTHERWISE REQUIRED BY LAW. THE FUND WILL NOT BE REQUIRED TO HOLD MEETINGS OF SHAREHOLDERS UNLESS, FOR EXAMPLE, THE ELECTION OF DIRECTORS IS REQUIRED TO BE ACTED ON BY SHAREHOLDERS UNDER THE INVESTMENT COMPANY ACT. SHAREHOLDERS HAVE CERTAIN RIGHTS, INCLUDING THE RIGHT TO CALL A MEETING UPON A VOTE OF 10% OF THE FUND'S OUTSTANDING SHARES FOR THE PURPOSE OF VOTING ON THE REMOVAL OF ONE OR MORE DIRECTORS OR TO TRANSACT ANY OTHER BUSINESS.

                PURCHASE, REDEMPTION AND PRICING OF FUND SHARES

  Shares of the Fund may be purchased at a price equal to the next determined net asset value (NAV) per share plus a sales charge which, at the election of the investor, may be imposed either (1) at the time of the purchase (Class A and Class C shares) or on a deferred basis (Class B or Class C shares). Class Z shares of the Fund are offered to a limited group of investors at NAV without any sales charges.

  PURCHASE BY WIRE. For an initial purchase of shares of the Fund by wire, you must complete an application and telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. PMFS will request the following information: your name, address, tax identification number, class election, dividend distribution election, amount being wired and wiring bank. You should then give instructions to your bank to transfer funds by wire to State Street Bank and Trust Company (State Street), Boston, Massachusetts, Custody and Shareholder Services Division, Attention: Prudential Global Genesis Fund, Inc., specifying in the wire the account number assigned by PMFS and your name and identifying the class in which you are eligible to invest (Class A, Class B, Class C or Class Z shares).

  If you arrange for receipt by State Street of federal funds prior to the calculation of NAV (4:15 P.M., New York time), on a business day, you may purchase shares of the Fund as of that day.

  In making a subsequent purchase order by wire, you should wire State Street directly and should be sure that the wire specifies Prudential Global Genesis Fund, Inc., Class A, Class B, Class C or Class Z shares and your name and individual account number. You do not need to call PMFS to make subsequent purchase orders utilizing Federal Funds. The minimum amount which may be invested by wire is $1,000.

ISSUANCE OF FUND SHARES FOR SECURITIES

  Transactions involving the issuance of Fund shares for securities (rather than cash) will be limited to (i) reorganizations, (ii) statutory mergers, or
(iii) other acquisitions of portfolio securities that meet the investment objective and policies of the Fund, are liquid and not subject to restrictions on resale, have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market, and are approved by the Fund's investment adviser.

SPECIMEN PRICE MAKE-UP

  Under the current distribution arrangements between the Fund and the Distributor, the Distributor sells Class A shares at a maximum sales charge of 5%, sells Class C* shares with a 1% sales charge, and sells Class B* and Class Z shares at NAV. Using the NAV at May 31, 1999, the maximum offering price of the Fund's shares is as follows:

       CLASS A
       Net asset value.................................................. $13.68
       Maximum sales charge (5% of offering price)......................    .72
                                                                         ------
       Offering price to public......................................... $14.40
                                                                         ======
       CLASS B
       Net asset value, offering price and redemption price per Class B share*.......................................................... $12.36
                                                                         ======
       CLASS C
       Net asset value, offering price and redemption price per Class C share*.......................................................... $12.36
       Sales charge (1% of offering price) .............................    .12
                                                                         ------
       Offering price to public......................................... $12.48
                                                                         ======
       CLASS Z
       Net asset value, offering price and redemption price per Class Z share........................................................... $13.89
                                                                         ======

           ----------
           *Class B and Class C shares are subject to a contingent deferred sales charge on certain redemptions. See "How to Buy, Sell and Exchange Shares of the Fund--How to Sell Your
           Shares--Contingent Deferred Sales Charge" in the Prospectus.

SELECTING A PURCHASE ALTERNATIVE

  The following will assist you in determining which method of purchase best suits your individual circumstances, based on the Fund's current fees and expenses:

  If you intend to hold your investment in the Fund for less than 4 years and do not qualify for a reduced sales charge on Class A shares, since Class A shares are subject to an initial sales charge of 5% and Class B shares are subject to a CDSC of 5% which declines to zero over a 6 year period, you should consider purchasing Class C shares over either Class A or Class B shares.

  If you intend to hold your investment for longer than 4 years, but less than 5 years, and do not qualify for a reduced sales charge on Class A shares, you should consider purchasing Class B or Class C shares over Class A shares. This is because the initial sales charge plus the cumulative annual distribution-related fee on Class A shares would exceed those of the Class B and Class C shares if you redeem your investment during this time period. In addition, more of your money would be invested initially in the case of Class C shares, because of the relatively low initial sales charge, and all of your money would be invested initially in the case of Class B shares which are sold at NAV.

  If you qualify for a reduced sales charge on Class A shares, you may benefit by purchasing Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. However, unlike Class B shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase.

  If you do not qualify for a reduced sales charge on Class A shares and you purchase Class B or Class C shares, you would have to hold your investment for more than 6 years in the case of Class B shares and 5 years in the case of Class C shares for the higher cumulative annual distribution-related fee on those shares plus, in the case of Class C shares, the 1% initial sales charge to exceed the initial sales charge plus the cumulative annual distribution-related fees on Class A shares. This does not take into account the time value of money, which further reduces the impact of the higher Class B or Class C distribution-related fee on the investment, fluctuations in NAV, the effect of the return on the investment over this period of time or redemptions when the CDSC is applicable.

REDUCTION AND WAIVER OF INITIAL SALES CHARGE--CLASS A SHARES

  Benefit Plans. Certain group retirement and savings plans may purchase Class A shares without the initial sales charge, provided that they meet the required minimum amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

  Other Waivers. In addition, Class A shares may be purchased at NAV, through the Distributor or the Transfer Agent, by:

  .  officers of the Prudential Mutual Funds (including the Fund),

  . employees of the Distributor, Prudential Securities, PIFM and their subsidiaries and members of the families of such persons who maintain an "employee related" account at Prudential Securities or the Transfer Agent,

  . employees of subadvisers of the Prudential Mutual Funds provided that purchases at NAV are permitted by such person's employer,

  . Prudential, employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries,

  . members of the Board of Directors of The Prudential Insurance Company of America,

  . registered representatives and employees of brokers who have entered into a selected dealer agreement with the Distributor provided that purchases at NAV are permitted by such person's employer,

  . investors in Individual Retirement Accounts, provided the purchase is made in a directed rollover to such individual Retirement Account with the proceeds of a tax-free rollover of assets from a benefit plan for which Prudential provides administrative or recordkeeping services and further provided that such purchase is made within 60 days of receipt of the benefit plan distribution,

  . orders placed by broker-dealers, investment advisors or financial planners who have entered into an agreement with the Distributor, who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services (e.g. mutual fund "wrap" or asset allocation programs), and

  . orders placed by clients of broker-dealers, investment advisers or financial planners who place trades for customer accounts if the accounts are linked to the master account of such broker-dealer, investment adviser or financial planner and the broker-dealer, investment adviser or financial planner charges its clients a separate fee for its services (e.g. mutual fund "supermarket programs").

  Broker-dealers, investment advisers or financial planners sponsoring fee-based programs (such as mutual fund "wrap" or asset allocation programs and mutual fund "supermarket" programs) may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

  For an investor to obtain any reduction or waiver of the initial sales charges, at the time of the sale either the Transfer Agent must be notified directly by the investor or the Distributor must be notified by the broker facilitating the transaction that the sale qualifies for the reduced or waived sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charges are imposed upon Class A shares acquired upon the reinvestment of dividends and distributions.

  COMBINED PURCHASE AND CUMULATIVE PURCHASE PRIVILEGE. If an investor or eligible group of related investors purchases Class A shares of the Fund concurrently with Class A shares of other Prudential Mutual Funds, the purchases may be combined to take advantage of the reduced sales charges applicable to larger purchases. See "How to Buy, Sell and Exchange Shares of the Fund--Reducing or Waiving Class A's Initial Sales Charge" in the Prospectus.

  An eligible group of related Fund investors includes any combination of the following:

  .  an individual,

  .  the individual's spouse, their children and their parents,

  .  the individual's and spouse's Individual Retirement Account (IRA),

  . any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners),

  . a trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children,

  . a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse, and

  . one or more employee benefit plans of a company controlled by an individual.

  In addition, an eligible group of related Fund investors may include an employer (or group of related employers) and one or more qualified retirement plans of such employer or employers (an employer controlling, controlled by or under common control with another employer is deemed related to that employer).

  The Transfer Agent, the Distributor or your broker must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. The Combined Purchase and Cumulative Purchase Privilege does not apply to individual participants in any retirement or group plans.

  RIGHTS OF ACCUMULATION. Reduced sales charges are also available through Rights of Accumulation, under which an investor or an eligible group of related investors, as described above under "Combined Purchase and Cumulative Purchase Privilege," may aggregate the value of their existing holdings of shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) to determine the reduced sales charge. However, the value of shares held directly with the Transfer Agent and through your broker will not be aggregated to determine the reduced sales charge. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering price (NAV plus maximum sales charge) as of the previous business day. The Distributor or the Transfer Agent must be notified at the time of purchase that the investor is entitled to a reduced sales charge. Reduced sales charges will be granted subject to confirmation of the investor's holdings. Rights of accumulation are not available to individual participants in any retirement or group plans.

  LETTERS OF INTENT. Reduced sales charges also are available to investors (or an eligible group of related investors), including retirement and group plans, who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of shares of the Fund and shares of other Prudential Mutual Funds (Investment Letter of Intent). Retirement and group plans may also qualify to purchase Class A shares at net asset value by entering into a Letter of Intent whereby they agree to enroll, within a thirteen-month period, a specified number of eligible employees or participants (Participant Letter of Intent).

  For purposes of the Investment Letter of Intent, all shares of the Fund and shares of Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) which were previously purchased and are still owned are also included in determining the applicable reduction. However, the value of shares held directly with the Transfer Agent, Prudential or its affiliates, and through your broker will not be aggregated to determine the reduced sales charge.

  A Letter of Intent permits a purchaser, in the case of an Investment Letter of Intent, to establish a total investment goal to be achieved by any number of investments over a thirteen-month period and, in the case of a Participant Letter of Intent, to establish a minimum eligible employee or participant enrollment goal over a thirteen-month period. Each investment made during the period, in the case of an Investment Letter of Intent, will receive the reduced sales charge applicable to the amount represented by the goal, as if it were a single investment. In the case of a Participant Letter of Intent, each investment made during the period will be made at net asset value. Escrowed shares totaling 5% of the dollar amount of the Letter of Intent will be held by the Transfer Agent in the name of the purchaser, except in the case of retirement and group plans where the employer or plan sponsor will be responsible for paying any applicable sales charge. The effective date of an Investment Letter of Intent, except in the case of retirement and group plans, may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the purchaser's cost, can be applied to the fulfillment of the Letter of Intent goal.

  The Investment Letter of Intent does not obligate the investor to purchase, or the Fund to sell, the indicated amount. Similarly, the Participant Letter of Intent does not obligate the retirement or group plan to enroll the indicated number of eligible employees or participants. If the Letter of Intent goal is not achieved within the thirteen-month period, the purchaser (or the employer or plan sponsor in the case of any retirement or group plan) must pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain such difference. If the goal is exceeded in an amount which qualifies for a lower sales charge, a price adjustment is made by refunding to the purchaser the amount of excess sales charge, if any, paid during the thirteen-month period. Investors electing to purchase Class A shares of the Fund pursuant to a Letter of Intent should carefully read such Letter of Intent.

  The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will, in the case of an Investment Letter of Intent, be granted subject to confirmation of the investor's holdings or, in the case of a Participant Letter of Intent, subject to confirmation of the number of eligible employees or Participants in the retirement group or plan. Letters of Intent are not available to individual participants in retirement or group plans.

CLASS B SHARES

  The offering price of Class B shares is the NAV next determined following receipt of an order in proper form by the Transfer Agent, your broker or the Distributor. Although there is no sales charge imposed at the time of purchase, redemptions of Class B shares may be subject to a CDSC. See "Contingent Deferred Sales Charge" below.

  The Distributor will pay, from its own resources, sales commissions of up to 4% of the purchase price of Class B shares to brokers, financial advisers and other persons who sell Class B shares at the time of sale. This facilitates the ability of the Fund to sell the Class B shares without an initial sales charge being deducted at the time of purchase. The Distributor anticipates that it will recoup its advancement of sales commissions from the combination of the CDSC and the distribution fee.

CLASS C SHARES

  The offering price of Class C shares is the next determined NAV plus a 1% sales charge. In connection with the sale of Class C shares, the Distributor will pay, from its own resources, brokers, financial advisers and other persons which distribute Class C shares a sales commission of up to 1% of the purchase price at the time of the sale.

WAIVER OF INITIAL SALES CHARGE--CLASS C SHARES

  Benefit Plans. Certain group retirement plans may purchase Class C shares without the initial sales charge. For more information, call Prudential at
(800) 353-2847.

  INVESTMENTS OF REDEMPTION PROCEEDS FROM OTHER INVESTMENT
COMPANIES. Investors may purchase Class C shares at NAV, without the initial sales charge, with the proceeds from the redemption of shares of any unaffiliated registered investment company which were not held through an account with any Prudential affiliate. Such purchases must be made within 60 days of the redemption. Investors eligible for this waiver include: (i) investors purchasing shares through an account at Prudential Securities; (ii) investors purchasing shares through an ADVANTAGE Account or an Investor Account with Pruco Securities Corporation (Prusec); and (iii) investors purchasing shares through other Dealers. This waiver is not available to investors who purchase shares directly from the Transfer Agent. You must notify the Transfer Agent directly or through your Dealer if you are entitled to this waiver and provide the Transfer Agent with such supporting documents as it may deem appropriate.

CLASS Z SHARES

  Benefit Plans. Certain group retirement plans may purchase Class Z shares, provided that they meet the required minimum amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

  Mutual Fund Programs. Class Z shares can also be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate which includes mutual funds as investment options and the Fund as an available option. Class Z shares can also be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:

  . Mutual fund "wrap" or asset allocation programs, where the sponsor places Fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services

  . Mutual fund "supermarket" programs, where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services

  Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

  Other Types of Investors. Class Z shares of the Fund currently are available for purchase by the following categories of investors:

  . certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential Mutual Funds are an available investment option;

  . current and former Directors/Trustees of the Prudential Mutual Funds (including the Fund); and

  .  Prudential with an investment of $10 million or more.

  In connection with the sale of Class Z shares, the Manager, the Distributor or one of their affiliates may pay dealers, financial advisers and other persons who distribute shares a finders' fee, from its own resources, based on a percentage of the net asset value of shares sold by such persons.

SALE OF SHARES

  You can redeem your shares at any time for cash at the NAV next determined after the redemption request is received in proper form (in accordance with procedures established by the Transfer Agent in connection with investors' accounts) by the Transfer Agent, the Distributor or your broker. In certain cases, however, redemption proceeds will be reduced by the amount of any applicable CDSC, as described in "Contingent Deferred Sales Charges" below. If you are redeeming your shares through a broker, your broker must receive your sell order before the Fund computes its NAV for that day (that is, 4:15 p.m., New York time) in order to receive that day's NAV. Your broker will be responsible for furnishing all necessary documentation to the Distributor and may charge you for its services in connection with redeeming shares of the Fund.

  If you hold shares of the Fund through Prudential Securities, you must redeem your shares through Prudential Securities. Please contact your Prudential Securities Financial Advisor.

  If you hold shares in non-certificate form, a written request for redemption signed by you exactly as the account is registered is required. If you hold certificates, the certificates, signed in the name(s) shown on the face of the certificates, must be received by the Transfer Agent, the Distributor or your broker in order for the redemption request to be processed. If redemption is requested by a corporation, partnership, trust or fiduciary, written evidence of authority acceptable to the Transfer Agent must be submitted before such request will be accepted. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services LLC, Attention: Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010, to the Distributor or to your broker.

  Payment for shares presented for redemption will be made by check within seven days after receipt of the certificate and/or written request, by the Transfer Agent, the Distributor or your broker, except as indicated below. If you hold shares through a broker, payment for shares presented for redemption will be credited to your account at your broker unless you indicate otherwise. Such payment may be postponed or the right of redemption suspended at times
(i) when the New York Stock Exchange is closed for other than customary weekends and holidays, (ii) when trading on such Exchange is restricted, (iii) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or
(iv) during any other period when the Commission, by order, so permits; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (ii), (iii) or (iv) exist.

  Payment for redemption of recently purchased shares will be delayed until the Fund or its Transfer Agent has been advised that the purchase check has been honored, which may take up to 10 calendar days from the time of receipt of the purchase check by the Transfer Agent. Such delay may be avoided by purchasing shares by wire or by certified or cashier's check.

  SIGNATURE GUARANTEE. If the proceeds of the redemption (i) exceed $100,000,
(ii) are to be paid to a person other than the record owner, (iii) are to be sent to an address other than the address on the Transfer Agent's records, or
(iv) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution.

  REDEMPTION IN KIND. If the Trustees determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Commission. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the Investment Company Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder.

  INVOLUNTARY REDEMPTION. In order to reduce expenses of the Fund, the Fund may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax-deferred retirement plan, whose account has a net asset value of less than the applicable investment minimum due to a redemption. The Fund will give such shareholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No CDSC will be imposed on any such involuntary redemption.

  90-DAY REPURCHASE PRIVILEGE. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest any portion or all of the proceeds of such redemption in shares of the Fund at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. Any CDSC paid in connection with such redemption will be credited (in shares) to your account. (If less than a full repurchase is made, the credit will be on a pro rata basis.) You must notify the Transfer Agent, either directly or through the Distributor or your broker, at the time the repurchase privilege is exercised to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See "Contingent Deferred Sales Charge" below. Exercise of the repurchase privilege will generally not affect federal tax treatment of any gain realized upon redemption. However, if the redemption was made within a 30 day period of the repurchase and if the redemption resulted in a loss, some or all of the loss, depending on the amount reinvested, may not be allowed for federal income tax purposes.

CONTINGENT DEFERRED SALES CHARGE

  Redemptions of Class B shares will be subject to a contingent deferred sales charge or CDSC declining from 5% to zero over a six-year period. Class C shares redeemed within 18 months of purchase (or one year in the case of shares purchased prior to November 2, 1998), will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption by you which reduces the current value of your Class B or Class C shares to an amount which is lower than the amount of all payments by you for shares during the preceding six years, in the case of Class B shares, and 18 months, in the case of Class C shares (one year for Class C shares purchased before November 2, 1998). A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any CDSC will be paid to and retained by the Distributor.

  The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund.

  The following table sets forth the rates of the CDSC applicable to redemptions of Class B shares:

                                                      CONTINGENT DEFERRED SALES
                                                       CHARGE AS A PERCENTAGE
     YEAR SINCE PURCHASE                               OF DOLLARS INVESTED OR
         PAYMENT MADE                                    REDEMPTION PROCEEDS
     -------------------                              -------------------------
        First........................................            5.0%
        Second.......................................            4.0%
        Third........................................            3.0%
        Fourth.......................................            2.0%
        Fifth........................................            1.0%
        Sixth........................................            1.0%
        Seventh......................................             None

  In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in NAV above the total amount of payments for the purchase of Class B shares made during the preceding six years (five years for Class B shares purchased prior to January 22, 1990) and 18 months for Class C shares (one year for Class C shares bought before November 2, 1998); then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

  For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decided to redeem $500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

  For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

  WAIVER OF CONTINGENT DEFERRED SALES CHARGE--CLASS B SHARES. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy (with rights of survivorship), or a trust, at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability.

  The CDSC will also be waived in the case of a total or partial redemption in connection with certain distributions made without penalty under the Internal Revenue Code from a tax-deferred retirement plan, an IRA or Section 403(b) custodial account. For more information, call Prudential at (800) 353-2847.

  Finally, the CDSC will be waived to the extent that the proceeds from shares redeemed are invested in Prudential Mutual Funds. The Guaranteed Investment Account, the Guaranteed Insulated Separate Account, or units of The Stable Value Fund.

  Systematic Withdrawal Plan. The CDSC will be waived (or reduced) on certain redemptions from a Systematic Withdrawal Plan. On an annual basis, up to 12% of the total dollar amount subject to the CDSC may be redeemed without charge. The Transfer Agent will calculate the total amount available for this waiver annually on the anniversary date of your purchase or, for shares purchased prior to March 1, 1997, on March 1 of the current year. The CDSC will be waived (or reduced) on redemptions until this threshold 12% is reached.

  In addition, the CDSC will be waived on redemptions of shares held by Directors of the Fund.

  You must notify the Fund's Transfer Agent either directly or through your broker, at the time of redemption, that you are entitled to waiver of the CDSC and provide the Transfer Agent with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement.

  In connection with these waivers, the Transfer Agent will require you to submit the supporting documentation set forth below.

CATEGORY OF WAIVER                        REQUIRED DOCUMENTATION

Death A copy of the shareholder's death certificate or, in the case of a trust, a copy of the grantor's death certificate, plus a copy of the trust agreement identifying the grantor.

Disability--An individual will be         A copy of the Social Security
considered disabled if he or she is       Administration award letter or a
unable to engage in any substantial       letter from a physician on the
gainful activity by reason of any         physician's letterhead stating that
medically determinable physical or        the shareholder (or, in the case of
mental impairment which can be            a trust, the grantor) is permanently
expected to result in death or to be      disabled. The letter must also
of long-continued and indefinite          indicate the date of disability.
duration.

Distribution from an IRA or 403(b)        A copy of the distribution form from
Custodial Account                         the custodial firm indicating (i)
                                          the date of birth of the shareholder
                                          and (ii) that the shareholder is
                                          over age 59 1/2 and is taking a
                                          normal distribution--signed by the
                                          shareholder.

Distribution from Retirement Plan         A letter signed by the plan
                                          administrator/trustee indicating the
                                          reason for the distribution.

Excess Contributions                      A letter from the shareholder (for
                                          an IRA) or the plan
                                          administrator/trustee on company
                                          letterhead indicating the amount of
                                          the excess and whether or not taxes
                                          have been paid.

  The Transfer Agent reserves the right to request such additional documents as it may deem appropriate.

QUANTITY DISCOUNT--CLASS B SHARES PURCHASED PRIOR TO AUGUST 1, 1994

  The CDSC is reduced on redemptions of Class B shares of the Fund purchased prior to August 1, 1994, if immediately after a purchase of such shares, the aggregate cost of all Class B shares of the Fund owned by you in a single account exceeded $500,000. For example, if you purchased $100,000 of Class B shares of the Fund and the following year purchased an additional $450,000 of Class B shares with the result that the aggregate cost of your Class B shares of the Fund following the second purchase was $550,000, the quantity discount would be available for the second purchase of $450,000 but not for the first purchase of $100,000. The quantity discount will be imposed at the following rates depending on whether the aggregate value exceeded $500,000 or $1 million:

                                            CONTINGENT DEFERRED SALES CHARGE
                                          AS A PERCENTAGE OF DOLLARS INVESTED
                                                 OR REDEMPTION PROCEEDS
                                         --------------------------------------
      YEAR SINCE PURCHASE
         PAYMENT MADE                    $500,001 TO $1 MILLION OVER $1 MILLION
      -------------------                ---------------------- ---------------
         First..........................          3.0%               2.0%
         Second.........................          2.0%               1.0%
         Third..........................          1.0%                 0%
         Fourth and thereafter..........            0%                 0%

  You must notify the Fund's Distributor or Transfer Agent either directly or through Prudential Securities, at the time of redemption, that you are entitled to the reduced CDSC. The reduced CDSC will be granted subject to confirmation of your holdings.

WAIVER OF CONTINGENT DEFERRED SALES CHARGE--CLASS C SHARES

  Benefit Plans. The CDSC will be waived for redemptions by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or recordkeeping services. The CDSC will also be waived for certain redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call Prudential at (800) 353-2847.

CONVERSION FEATURE--CLASS B SHARES

  Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative net asset value without the imposition of any additional sales charge.

  Since the Fund tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (the Eligible Shares) will be determined on each conversion date in accordance with the following formula: (i) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (ii) multiplied by the total number of Class B shares purchased and then held in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.

  For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different net asset values per share, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (i.e., $1,000 divided by $2,100 or 47.62%, multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

  Since annual distribution-related fees are lower for Class A shares than Class B shares, the per share NAV of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted.

  For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange, or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year would not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.

  The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (i) that the dividends and other distributions paid on Class A, Class B, Class C and Class Z shares will not constitute "preferential dividends" under the Internal Revenue Code and (ii) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of the Fund will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.

                        SHAREHOLDER INVESTMENT ACCOUNT

  Upon the initial purchase of Fund shares, a Shareholder Investment Account is established for each investor under which the shares are held for the investor by the Transfer Agent. If a stock certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the Account at any time. There is no charge to the investor for issuance of a certificate. The Fund makes available to its shareholders the following privileges and plans:

AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS

  For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund at net asset value per share. An investor may direct the Transfer Agent in writing not less than five full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payment will be made directly to the broker. Any shareholder who receives dividends and/or other distributions in cash may subsequently reinvest any such distribution at NAV within 30 days after the payment date. Such reinvestment will be made at the NAV next determined after receipt of the distribution check or proceeds by the Transfer Agent. Shares purchased with reinvested dividends and/or distributions will not be subject to any CDSC upon redemption.

EXCHANGE PRIVILEGE

  The Fund makes available to its shareholders the privilege of exchanging their shares of the Fund for shares of certain other Prudential Mutual Funds, including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Shares of such other Prudential Mutual Funds may also be exchanged for shares of the Fund. All exchanges are made on the basis of the relative NAV next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for tax purposes. Shares may be exchanged for shares of another fund only if shares of such fund may legally be sold under applicable state laws. For retirement and group plans having a limited menu of Prudential Mutual Funds, the exchange privilege is available for those funds eligible for investment in the particular program.

  It is contemplated that the exchange privilege may be applicable to new mutual funds (including new series of the Fund), the shares of which may be distributed by the Distributor.

  In order to exchange shares by telephone, you must elect the telephone exchange privilege on your initial application form or by written notice to the Transfer Agent and hold shares in non-certificate form. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, on weekdays, except holidays, between the hours of 8:00 a.m. and 6:00 p.m., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. Neither the Fund nor its agents will be liable for any loss, liability or cost which results from acting upon instructions reasonably believed to be genuine under the foregoing procedures. All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order.

  If you hold shares through Prudential Securities, you must exchange your shares by contacting your Prudential Securities financial adviser.

  If you hold certificates, the certificates, signed in the name(s) shown on the face of the certificates, must be returned in order for the shares to be exchanged.

  You may also exchange shares by mail by writing to Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

  In periods of severe market or economic conditions, the telephone exchange of shares may be difficult to implement and you should make exchanges by mail by writing to Prudential Mutual Fund Services LLC at the address noted above.

  CLASS A. Shareholders of the Fund may exchange their Class A shares for Class A shares of certain Prudential Mutual Funds, shares of Prudential Government Securities Trust (Short-Intermediate Term Series) and shares of the money market funds specified below. No fee or sales load will be imposed upon the exchange. Shareholders of money market funds who acquired such shares upon exchange of Class A shares may use the Exchange Privilege only to acquire Class A shares of the Prudential Mutual Funds participating in the Exchange Privilege.

  The following money market funds participate in the Class A Exchange
Privilege: Prudential California Municipal Fund (California Money Market Series); Prudential Government Securities Trust (Money Market Series and U.S. Treasury Money Market Series) (Class A shares); Prudential Municipal Series Fund (Connecticut Money Market Series, Massachusetts Money Market Series, New York Money Market Series and New Jersey Money Market Series); Prudential MoneyMart Assets, Inc. (Class A shares); and Prudential Tax-Free Money Fund, Inc.

  CLASS B AND CLASS C. Shareholders of the Fund may exchange their Class B and Class C shares of the Fund for Class B and Class C shares, respectively, of certain other Prudential Mutual Funds. No CDSC will be payable upon such exchange, but a CDSC may be payable upon the redemption of the Class B and Class C shares acquired as a result of an exchange. The applicable sales charge will be that imposed by the fund in which shares were initially purchased and the purchase date will be deemed to be the first day of the month after the initial purchase, rather than the date of the exchange.

  Class B and Class C shares of the Fund may also be exchanged for shares of Prudential Special Money Market Fund, Inc. without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or after re-exchange into the Fund, such shares will be subject to the CDSC calculated without regard to the time such shares were held in the money market fund. In order to minimize the period of time in which shares are subject to a CDSC, shares exchanged out of the money market fund will be exchanged on the basis of their remaining holding periods, with the longest remaining holding periods being transferred first. In measuring the time period shares are held in a money market fund and "tolled" for purposes of calculating the CDSC holding period, exchanges are deemed to have been made on the last day of the month. Thus, if shares are exchanged into the Fund from a money market fund during the month (and are held in the Fund at the end of the month), the entire month will be included in the CDSC holding period. Conversely, if shares are exchanged into a money market fund prior to the last day of the month (and are held in the money market fund on the last day of the month), the entire month will be excluded from the CDSC holding period. For purposes of calculating the seven year holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded.

  At any time after acquiring shares of other funds participating in the Class B or Class C exchange privilege, a shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class B or Class C shares of the Fund without subjecting such shares to any CDSC. Shares of any fund participating in the Class B or Class C exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class B or Class C shares of other funds without being subject to any CDSC.

  CLASS Z. Class Z shares may be exchanged for Class Z shares of other Prudential Mutual Funds.

  SPECIAL EXCHANGE PRIVILEGES. A special exchange privilege is available for shareholders who qualify to purchase Class A shares at NAV and for shareholders who qualify to purchase Class Z shares. Under this exchange privilege, amounts representing any Class B and Class C shares which are not subject to a CDSC held in the account of a shareholder who qualifies to purchase Class A shares at NAV on a quarterly basis will be automatically exchanged for Class A shares unless the shareholder elects otherwise. Similarly, shareholders who qualify to purchase Class Z shares will have their Class B and Class C shares which are not subject to a CDSC and their Class A shares exchanged for Class Z shares on a quarterly basis. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B or Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions, (2) amounts representing the increase in the net asset value above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B or Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through Prudential Securities, Prusec or another broker that they are eligible for this special exchange privilege.

  Participants in any fee-based program for which the Fund is an available option will have their Class A shares, if any, exchanged for Class Z shares when they elect to have those assets become a part of the fee-based program. Upon leaving the program (whether voluntarily or not), such Class Z shares (and, to the extent provided for in the program, Class Z shares acquired through participation in the program) will be exchanged for Class A shares at net asset value. Similarly, participants in Prudential Securities' 401(k) Plan for which the Fund's Class Z shares is an available option and who wish to transfer their Class Z shares out of the Prudential Securities 401(k) Plan following separation from service (i.e., voluntary or involuntary termination of employment or retirement) will have their Class Z shares exchanged for Class A shares at NAV.

  Additional details about the exchange privilege and prospectuses for each of the Prudential Mutual Funds are available from the Fund's Transfer Agent, the Distributor or your broker. The exchange privilege may be modified, terminated or suspended on sixty days' notice, and any fund, including the Fund, or the Distributor, has the right to reject any exchange application relating to such fund's shares.

DOLLAR COST AVERAGING

  Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. An investor buys more shares when the price is low and fewer shares when the price is high. The average cost per share is lower than it would be if a constant number of shares were bought at set intervals.

  Dollar cost averaging may be used, for example, to plan for retirement, to save for a major expenditure, such as the purchase of a home, or to finance a college education. The cost of a year's education at a four-year college today averages around $14,000 at a private college and around $6,000 at a public university. Assuming these costs increase at a rate of 7% a year, as has been projected, for the freshman class beginning in 2011, the cost of four years at a private college could reach $210,000 and over $90,000 at a public university./1/

  The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals./2/

PERIOD OF
MONTHLY INVESTMENTS:                         $100,000 $150,000 $200,000 $250,000
--------------------                         -------- -------- -------- --------
25 years....................................  $  110   $  165   $  220   $  275
20 years....................................     176      264      352      440
15 years....................................     296      444      592      740
10 years....................................     555      833    1,110    1,388
5 years.....................................   1,371    2,057    2,742    3,428

See "Automatic Investment Plan."
----------
/1/Source information concerning the costs of education at public and private universities is available from The College Board Annual Survey of Colleges, 1993. Information about the costs of private colleges is from the Digest of Education Statistics, 1992; The National Center for Educational Statistics; and the U.S. Department of Education. Average costs for private institutions include tuition, fees and room and board for the 1993-1994 academic year.

/2/The chart assumes an effective rate of return of 8% (assuming monthly compounding). This example is for illustrative purposes only and is not intended to reflect the performance of an investment in shares of the Fund. The investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

AUTOMATIC INVESTMENT PLAN (AIP)

  Under AIP, an investor may arrange to have a fixed amount automatically invested in shares of the Fund monthly by authorizing his or her bank account or brokerage account (including a Prudential Securities Command Account) to be debited to invest specified dollar amounts in shares of the Fund. The investor's bank must be a member of the Automatic Clearing House System. Stock certificates are not issued to AIP participants.

  Further information about this program and an application form can be obtained from the Transfer Agent, the Distributor or your broker.

SYSTEMATIC WITHDRAWAL PLAN

  A systematic withdrawal plan is available to shareholders through Prudential Securities or the Transfer Agent. Such withdrawal plan provides for monthly, quarterly, semi-annual or annual redemption checks in any amount, except as provided below, up to the value of the shares in the shareholder's account. Withdrawals of Class B or Class C shares may be subject to a CDSC.

  In the case of shares held through the Transfer Agent (i) a $10,000 minimum account value applies, (ii) withdrawals may not be for less than $100, and
(iii) the shareholder must elect to have all dividends and/or distributions automatically reinvested in additional full and fractional shares at NAV on shares held under this plan.

  The Transfer Agent or the Distributor acts as agents for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the periodic withdrawal payment. The systematic withdrawal plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.

  Withdrawal payments should not be considered as dividends, yield or income. If periodic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

  Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. In addition, withdrawals made concurrently with purchases of additional shares are inadvisable because of the sales charges applicable to (i) the purchase of Class A shares and (ii) the withdrawal of Class B and Class C shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the plan, particularly if used in connection with a retirement plan.

TAX-DEFERRED RETIREMENT PLANS

  Various tax deferred retirement plans, including a 401(k) Plan, self-directed individual retirement accounts and "tax-deferred accounts" under
Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants or a pooled account arrangement. Information regarding the establishment of these plans, their administration, custodial fees and other details are available from the Distributor or the Transfer Agent.

  Investors who are considering the adoption of such a plan should consult with their own legal counsel or tax adviser with respect to the establishment and maintenance of any such plan.

TAX-DEFERRED RETIREMENT ACCOUNTS

  INDIVIDUAL RETIREMENT ACCOUNTS. An individual retirement account (IRA) permits the deferral of federal income tax on income earned in the account until the earnings are withdrawn. The following chart represents a comparison of the earnings in a personal savings account with those in an IRA, assuming a $2,000 annual contribution, an 8% rate of return and a 39.6% federal income tax bracket and shows how much more retirement income can accumulate within an IRA as opposed to a taxable individual savings account.

                          TAX-DEFERRED COMPOUNDING/1/

             CONTRIBUTIONS                   PERSONAL
              MADE OVER:                     SAVINGS                                    IRA
             -------------                   --------                                   ---
               10 years                      $ 26,165                                 $ 31,291
               15 years                        44,675                                   58,649
               20 years                        68,109                                   98,846
               25 years                        97,780                                  157,909
               30 years                       135,346                                  244,692

----------
/1/The chart is for illustrative purposes only and does not represent the performance of the Fund or any specific investment. It shows taxable versus tax-deferred compounding for the periods and on the terms indicated. Earnings in a traditional IRA account will be subject to tax when withdrawn from the account. Distributions from a Roth IRA which meets the conditions required under the Internal Revenue Code will not be subject to tax upon withdrawal from the account.

MUTUAL FUND PROGRAMS

  From time to time, the Fund may be included in a mutual fund program with other Prudential Mutual Funds. Under such a program, a group of portfolios will be selected and thereafter marketed collectively. Typically, these programs are created with an investment theme, such as, to seek greater diversification, protection from interest rate movements or access to different management styles. In the event such a program is instituted, there may be a minimum investment requirement for the program as a whole. The Fund may waive or reduce the minimum initial investment requirements in connection with such a program.

  The mutual funds in the program may be purchased individually or as part of a program. Since the allocation of portfolios included in the program may not be appropriate for all investors, individuals should consult their financial advisor concerning the appropriate blend of portfolios for them. If investors elect to purchase the individual mutual funds that constitute the program in an investment ratio different from that offered by the program, the standard minimum investment requirements for the individual mutual funds will apply.

                                NET ASSET VALUE

  The Fund's net asset value per share or NAV is determined by subtracting its liabilities from the value of its assets and dividing the remainder by the number of outstanding shares. NAV is calculated separately for each class. The Fund will compute its NAV at 4:15 P.M., New York time, on each day the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem Fund shares have been received or days on which changes in the value of the Fund's portfolio securities do not affect NAV. In the event the New York Stock Exchange closes early on any business day, the NAV of the Fund's shares will be determined at a time between such closing and 4:15 P.M., New York time. The New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

  Under the Investment Company Act, the Board of Directors is responsible for determining in good faith the fair value of securities of the Fund. In accordance with procedures adopted by the Board of Directors, the value of investments listed on a securities exchange and NASDAQ National Market System securities (other than options on stock and stock indices) are valued at the last sale price on such exchange or system on the day of valuation or, if there was no sale on such day, the mean between the last bid and asked prices on such day, or at the bid price on such day in the absence of an asked price. Corporate bonds (other than convertible debt securities) and U.S. Government securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Manager in consultation with the Investment Adviser to be over-the-counter, are valued on the basis of valuations provided by an independent pricing agent or principal market maker which uses information with respect to transactions in bonds, quotations from bond dealers, agency ratings, market transactions in comparable securities and various relationships between securities in determining value. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the last reported bid and asked prices provided by principal market makers. Options on stock and stock indices traded on an exchange are valued at the mean between the most recently quoted bid and asked prices on the respective exchange and futures contracts and options thereon are valued at their last sale prices as of the close of trading on the applicable commodities exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the current rate obtained from a recognized bank or dealer and forward currency forward contracts are valued at the current cost of covering or offsetting such contracts. Should an extraordinary event, which is likely to affect the value of the security, occur after the close of an exchange on which a portfolio security is traded, such security will be valued at fair value considering factors determined in good faith by the investment adviser under procedures established by and under the general supervision of the Fund's Board of Directors.

  Securities or other assets for which reliable market quotations are not readily available or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager or Subadviser (or Valuation Committee or Board of Directors) does not represent fair value, are valued by the Valuation Committee or Board of Directors in consultation with the Manager or Investment Adviser including its portfolio manager, traders, and its research and credit analysts, on the basis of the following factors: cost of the security, transactions in comparable securities, relationships among various securities and such other factors as may be determined by the Manager, Subadviser, Board of Directors or Valuation Committee to materially affect the value of the security. Short-term debt securities are valued at cost, with interest accrued or discount amortized to the date of maturity, if their original maturity was 60 days or less, unless this is determined by the Board of Directors not to represent fair value. Short-term securities with remaining maturities of more than 60 days, for which market quotations are readily available, are valued at their current market quotations as supplied by an independent pricing agent or principal market maker. The Fund will compute its NAV at 4:15 P.M., New York time, on each day the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem Fund shares have been received or days on which changes in the value of the Fund's portfolio securities do not affect NAV. In the event the New York Stock Exchange closes early on any business day, the NAV of the Fund's shares shall be determined at the time between such closing and 4:15 P.M., New York time.

  Although the legal rights of each class of shares are substantially identical, the different expenses borne by each class will result in different NAVs and dividends. NAV is calculated separately for each class. The NAV of Class B and Class C shares will generally be lower than the NAV of Class A shares as a result of the larger distribution-related fee to which Class B and Class C shares are subject. The NAV of Class Z shares will generally be higher than the NAV of Class A, Class B or Class C shares as a result of the fact that the Class Z shares are not subject to any distribution or service fee. It is expected, however, that the NAV of the four classes will tend to converge immediately after the recording of dividends, if any, which will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

                      TAXES, DIVIDENDS AND DISTRIBUTIONS

  The Fund has elected to qualify and intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code. As a regulated investment company, the Fund will not be liable for federal income tax on its net investment income and capital gains provided that at least 90% of the Fund's net investment income (including net short-term capital gains) other than long-term capital gains earned in the taxable year is distributed. Qualification as a regulated investment company under the Internal Revenue Code requires, among other things, that the Fund (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. Government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation generally limited, in respect of any one issuer, to an amount not greater than 5% of the market value of the Fund's assets and 10% of the outstanding voting securities of such issuer), and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses. These requirements may limit the Fund's ability to invest in other types of assets. The Fund generally will be subject to a nondeductible excise tax of 4% to the extent that it does not meet certain minimum distribution requirements as of the end of each calendar year. The Fund intends to make timely distributions of its income in compliance with these requirements and anticipates that it will not be subject to the excise tax.

  Under the Internal Revenue Code, any distributions designated as being made from the Fund's net capital gains are taxable to its shareholders as long-term capital gains, regardless of the holding period of such shareholders. Such distributions of net capital gains will be designated by the Fund as a capital gains distribution in a written notice to its shareholders which accompanies the distribution payment. Any loss on the sale of shares held for less than six months will be treated as a long-term capital loss for federal tax purposes to the extent a shareholder receives net capital gain distributions on such shares. The maximum federal income tax rate applicable to long-term capital gains is currently 20% for individual shareholders and 35% for corporate shareholders. Dividends and distributions are taxable as described whether received in cash or reinvested in additional shares of the Fund.

  Any loss realized on a sale, redemption or exchange of shares of the Fund by a shareholder will be disallowed to the extent the shares are replaced within a 61-day period (beginning 30 days before the disposition of shares). Shares purchased pursuant to the reinvestment of a dividend will constitute a replacement of shares.

  A shareholder who acquires shares of the Fund and sells or otherwise disposes of such shares within 90 days of acquisition may not be allowed to include certain sales charges incurred in acquiring such shares for purposes of calculating gain or loss realized upon a sale or exchange of shares of the Fund.

  Gains or losses attributable to foreign currency contracts, or to fluctuations in exchange rates between the time the Fund accrues income, expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or pays such liabilities, are treated as ordinary income or ordinary loss for federal income tax purposes. Similarly, gains or losses on the disposition of debt securities held by the Fund, if any, denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and its disposition dates are also treated as ordinary income or loss.

  Gains or losses on sales of securities by the Fund will generally be treated as long-term capital gains or losses if the securities have been held by it for more than one year except in certain cases where the Fund acquires a put or writes a call thereon or otherwise holds an offsetting position with respect to the securities. Other gains or losses on the sale of securities will be short-term capital gains or losses. Gains and losses on the sale, lapse or other termination of options on securities will generally be treated as gains and losses from the sale of securities. If an option written by the Fund on securities lapses or is terminated through a closing transaction, such as a purchase by the Fund of the option from its holder, the Fund will generally realize short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. If securities are sold by the Fund pursuant to the exercise of a call option written by it, the Fund will include the premium received in the sale proceeds of the securities delivered in determining the amount of gain or loss on the sale. Certain of the Fund's transactions may be subject to wash sale, straddle, constructive sale and short sale provisions of the Internal Revenue Code which may, among other things, require the Fund to defer losses or cause gain to be treated as ordinary income rather than as capital gain. In addition, debt securities acquired by the Fund may be subject to original issue discount rules which may, among other things, cause the Fund to accrue income in advance of the receipt of cash with respect to interest, and market discount rules which may, among other things, cause gains to be treated as ordinary income.

  Special rules apply to most options on stock indices, futures contracts and options thereon, and forward foreign currency exchange contracts in which the Fund may invest. These investments generally will constitute Section 1256 contracts and will be required to be "marked to market" for federal income tax purposes at the end of the Fund's taxable year, i.e., treated as having been sold at market value. Sixty percent of any capital gain or loss recognized on such deemed sales and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss.

  Forward currency contracts, options and futures contracts entered into by the Fund may create "straddles" for federal income tax purposes, which may result in the deferral of losses in positions held by the Fund to the extent of any unrecognized gain on offsetting positions held by the Fund, and the deductibility of interest or other charges incurred to purchase or carry such positions may be limited.

  A "passive foreign investment company" (PFIC) is a foreign corporation that, in general, meets either of the following tests: (a) at least 75% of its gross income is passive or (b) an average of at least 50% of its assets produce, or are held for the production of, passive income. If the Fund acquires and holds stock in a PFIC beyond the end of the year of its acquisition, the Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock or of any gain from disposition of the stock (collectively, PFIC income), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. If the Fund elects to treat any PFIC in which it invests as a "qualified electing fund" then in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the qualified electing funds' annual ordinary earnings and net capital gain, even if they are not distributed to such Fund; those amounts would be subject to the distribution requirements applicable to the Fund described above. Because the election to treat a PFIC as a qualifying fund cannot be made without the provision of certain information by the PFIC, the Fund may not be able to make such an election. If the Fund does not or cannot elect to treat such a PFIC as a "qualified electing fund," the Fund can make a "mark-to-market" election, i.e., treat the shares of the PFIC as sold on the last day of such Funds' taxable year, and thus avoid the special tax and interest charge. The gains the Fund recognizes from the mark-to-market election would be included as ordinary income in the net investment income the Fund must distribute to shareholders, notwithstanding that the Fund would receive no cash in respect of such gains. Any loss from the mark-to-market election may be recognized to the extent of previously reported mark-to-market gains.

  Dividends of net investment income will be taxable to a U.S. shareholder as ordinary income regardless of whether such shareholder receives such dividends in additional shares or in cash. Dividends received from the Fund will be eligible for the dividends-received deduction to corporate shareholders only to the extent that the Fund's income is derived from certain dividends received from domestic corporations. Since the Fund is not likely to have a substantial portion of its assets invested in stock of domestic corporations, the amount of the Fund's dividends eligible for the corporate dividends-received deduction will be minimal. The amount of dividends qualifying for the dividends-received deduction will be designated as such in a written notice to shareholders mailed not later than 60 days after the end of the Fund's taxable year. Distributions of net long-term capital gains, if any, will be taxable as long-term capital gains regardless of whether the shareholder receives such distributions in additional shares or in cash and regardless of how long the shareholder has held the Fund's shares, and will not be eligible for the dividends-received deduction for corporations.

  Shareholders electing to receive dividends and distributions in the form of additional shares will have a cost basis for federal income purposes in each share so received equal to the net asset value of a share of the Fund on the reinvestment date.

  Distributions of net investment income made to a nonresident alien individual, a nonresident alien fiduciary of a foreign estate or trust, foreign corporation or foreign partnership (foreign shareholder) will be subject to U.S. withholding tax at a rate of 30% (or lower treaty rate), unless the dividends are effectively connected with the U.S. trade or business of the shareholder and the shareholder complies with certain filing requirements. Gains realized upon the sale or redemption of shares of the Fund by a foreign shareholder and distributions of net long-term capital gains to a foreign shareholder will generally not be subject to U.S. income tax unless the gain is effectively connected with a trade or business carried on by the shareholder within the United States or, in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the United States for more than 182 days during the taxable year and certain other conditions are met. If distributions are effectively connected with a U.S. trade or business carried on by a foreign shareholder, distributions of net investment income and net long-term capital gains will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens or domestic corporations. Transfers by gift of shares of the Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax, but the value of the shares of the Fund held by such a shareholder at his death will be includable in his gross estate for U.S. federal estate tax purposes. The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

  Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Funds' assets to be invested in various countries is not known.

  If the Fund is liable for foreign taxes, the Fund expects to meet the requirements of the Internal Revenue Code for "passing-through" to its shareholders foreign income taxes paid, but there can be no assurance that the Fund will be able to do so. Under the Internal Revenue Code, if more than 50% of the value of the Funds' total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Fund will be eligible and may file an election with the Internal Revenue Service to "pass-through" to the Fund's shareholders the amount of foreign income taxes paid by the Fund. Pursuant to this election, shareholders will be required to: (i) include in gross income (in addition to taxable dividends actually received) their pro rata share of the foreign income taxes paid by the Fund; (ii) treat their pro rata share of foreign income taxes as paid by them; and (iii) either deduct their pro rata share of foreign income taxes in computing their taxable income or, subject to certain limitations, use it as a foreign tax credit against U.S. income taxes imposed on foreign source income. For this purpose, the portion of dividends paid by the Fund from its foreign source income will be treated as such. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. A shareholder that is a nonresident alien individual or foreign corporation may be subject to U.S. withholding tax on the income resulting from the election described in this paragraph, but may not be able to claim a credit or deduction against such tax for the foreign taxes treated as having been paid by such shareholder. A tax-exempt shareholder will not ordinarily benefit from this election. The amount of foreign taxes for which a shareholder may claim a credit in any year will generally be subject to various limitations including a separate limitation for "passive income," which includes, among other things, dividends, interest and certain foreign currency gains.

  The per share dividends on Class B and Class C shares will be lower than the per share dividends on Class A and Class Z shares as a result of the higher distribution-related fee applicable to the Class B and Class C shares. The per share distributions of net capital gains, if any, will be paid in the same amount for Class A, Class B, Class C and Class Z shares. See "Net Asset Value."

  The Fund may also be subject to state or local taxes in certain other states where it is deemed to be doing business. Further, in those states which have income tax laws, the tax treatment of the Fund and of shareholders of the Fund with respect to distributions by the Fund may differ from federal tax treatment. Distributions to shareholders may be subject to additional state and local taxes. Shareholders should consult their own tax advisers regarding specific questions as to federal, state or local taxes.

                            PERFORMANCE INFORMATION

  AVERAGE ANNUAL TOTAL RETURN. The Fund may from time to time advertise its average annual total return. Average annual total return is determined separately for Class A, Class B, Class C and Class Z shares.

  Average annual total return is computed according to the following formula:

                       P(1+T)to the power of n = ERV

Where: P = a hypothetical initial payment of $1000.
       T = average annual total return.
       n = number of years.
       ERV = ending redeemable value at the end of the 1, 5 or 10 year periods (or fractional portion thereof) of a hypothetical $1000 payment made at the beginning of the 1, 5, or 10 year periods.

  Average annual total return takes into account any applicable initial or contingent deferred sales charges but does not take into account any federal or state income taxes that may be payable upon redemption.

  Below are the average annual total returns for the Fund's share classes for the periods ended May 31, 1999.

                                                  5     10     SINCE
                                        1 YEAR   YEAR  YEAR  INCEPTION
                                        -------  ----  ----- ---------
      Class A.......................... (13.79)% 3.46%   N/A   6.69%   (1-22-90)
      Class B.......................... (14.92)  3.51  6.87%   8.09    (1-29-88)
      Class C.......................... (11.82)   N/A    N/A   3.38     (8-1-94)
      Class Z..........................  (9.01)   N/A    N/A   5.05    (9-16-96)

  AGGREGATE TOTAL RETURN. The Fund may also advertise its aggregate total return. Aggregate total return is determined separately for Class A, Class B, Class C and Class Z shares.

  Aggregate total return represents the cumulative change in the value of an investment in the Fund and is computed according to the following formula:

                           ERV - P
                       T = -------
                              P

Where: P = a hypothetical initial payment of $1000.
       T = aggregate total return.
       ERV = ending redeemable value at the end of the 1, 5 or 10 year periods
             (or fractional portion thereof) of a hypothetical $1000 payment made at the beginning of the 1, 5 or 10 year periods.

  Aggregate total return does not take into account any federal or state income taxes that may be payable upon redemption or any applicable initial or contingent deferred sales charges.

  Below are the aggregate total returns for the Fund's share classes for the periods ended May 31, 1999.

                                         1       5     10      SINCE
                                       YEAR    YEAR   YEAR   INCEPTION
                                       -----   -----  -----  ---------
      Class A......................... (9.25)% 24.76%   N/A    92.93%  (1-22-90)
      Class B......................... (9.92)  20.04  94.08%  141.26%  (1-29-88)
      Class C......................... (9.92)    N/A    N/A    18.61    (8-1-94)
      Class Z......................... (9.01)    N/A    N/A    14.24   (9-16-96)

  The Fund also may include comparative performance information in advertising or marketing the Fund's shares. Such performance information may include data from Lipper Analytical Services, Inc., Morningstar Publications, Inc., other industry publications, business periodicals and market indices. Set forth below is a chart which compares the performance of different types of investments over the long-term and the rate of inflation./1/

           Performance Comparison of Different Types of Investments
                   Over the Long Term (12/31/25 - 12/31/98)



                           [BAR CHART APPEARS HERE]


           11.2%                      5.3%                    3.1%
       --------------             ------------            -----------
       Common Stocks               Long Term               Inflation
                                  Gov't. Bonds


/1/Source: Ibbotson Associates. Used with permission. All rights reserved. Common stock returns are based on the Standard & Poor's 500 Stock Index, a market-weighted, unmanaged index of 500 common stocks in a variety of industry sectors. It is a commonly used indicator of broad stock price movements. This chart is for illustrative purposes only, and is not intended to represent the performance of any particular investment or fund. Investors cannot invest directly in an index. Past performance is not a guarantee of future results.

Portfolio of Investments as
of May 31, 1999                  PRUDENTIAL GLOBAL GENESIS FUND, INC.
------------------------------------------------------------

                                                       Value
Shares      Description                               (Note 1)
------------------------------------------------------------
LONG-TERM INVESTMENTS--97.7%
COMMON STOCKS--96.6%
------------------------------------------------------------
Australia--0.9%
   19,000    Broken Hill Proprietary Co., Ltd.
                (Oil & Gas
                Exploration/Production)             $    194,913
   57,232    Fosters Brewing Group Ltd. (Foods)          162,010
  165,600    Pasminco Ltd. (Oil & Gas
                Exploration/Production)                  162,019
   13,800    Rio Tinto Ltd.(a) (Oil & Gas
                Exploration/Production)                  193,523
                                                    ------------
                                                         712,465
------------------------------------------------------------
Austria--0.3%
    4,875    Boehler-Uddeholm AG (Steel & Metals)        237,907
------------------------------------------------------------
Belgium--0.5%
   10,687    Union Miniere S.A. (Steel & Metals)         391,463
------------------------------------------------------------
Brazil--0.2%
6,300,000    Companhia Siderurgica Nacional(a)
                (Steel & Metals)                         119,307
------------------------------------------------------------
Canada--0.3%
   19,500    Sierra Wireless, Inc.(a)
                (Telecommunications)                     195,794
------------------------------------------------------------
France--5.3%
    2,695    Atos S.A.(a) (Data Processing &
                Reproduction)                            238,719
    9,831    Carbone Lorraine S.A. (Industrial
                Components)                              495,647
    1,588    Castorama Dubois (Industrial
                Components)                              387,236
    5,644    Compagnie Generale de Geophysique
                S.A. (Oil & Gas
                Exploration/Production)             $    259,379
    2,369    Geodis (Transportation/Shipping)            172,564
    2,979    Groupe SEB S.A. (Consumer Goods)            238,264
   22,963    Lagardere S.C.A. (Diversified
                Industries)                              896,169
   16,039    Lectra Systemes(a) (Computer
                Software & Services)                     119,507
    5,862    Pechiney S.A.(a) (Diversified
                Industries)                              227,003
   10,111    Rhodia S.A. (Chemicals)                     171,853
   15,954    Societe Generale D'Enterprises
                S.A.(a) (Construction)                   760,291
    3,294    Vallourec S.A. (Steel & Metals)             115,338
                                                    ------------
                                                       4,081,970
------------------------------------------------------------
Germany--1.8%
   26,643    Fag Kugelfischer Georg Schaefer AG
                (Basic Industries-Manufacturing)         249,882
      328    Linde AG (Machinery & Engineering)          191,071
    1,421    Mobil AG (Oil & Gas Services)               114,023
    2,890    Pfandbriefbank Hypothek (Banking)           249,968
    7,063    SGL Carbon AG (Industrial
                Components)                              493,144
    1,576    Sixt AG (Auto Related)                      115,786
                                                    ------------
                                                       1,413,874
------------------------------------------------------------
Hong Kong--1.0%
  166,000    Amoy Properties Ltd. (Real Estate)          137,000
  278,000    China Merchants Direct Investments
                Ltd. (Holding Company)                   179,245
2,021,000    Lung Kee (Bermuda) Holdings Ltd.
                (Industrial Components)                  252,796
  300,000    Shun Tak Holdings Ltd. (Holding
                Company)                                  93,814
   43,500    Wing Hang Bank Ltd. (Banking)               122,847
                                                    ------------
                                                         785,702

--------------------------------------------------------------------------------
See Notes to Financial Statements.

Portfolio of Investments as
of May 31, 1999                   PRUDENTIAL GLOBAL GENESIS FUND, INC.
------------------------------------------------------------

                                                       Value
Shares      Description                               (Note 1)
------------------------------------------------------------
Indonesia--0.3%
3,839,000    PT Bank Internasional Indonesia
                (Banking)                           $    106,376
  370,000    PT Bank Pan Indonesia Tbk (Banking)          59,237
    2,000    PT Indosat (Persero) Tbk
                (Telecommunication Services)               4,064
   93,500    PT Ramayana Lestari Sentosa Tbk
                (Retail)                                  50,665
   74,900    PT Telekomunikasi Indonesia
                (Telecommunication Services)              34,821
                                                    ------------
                                                         255,163
------------------------------------------------------------
Ireland--1.5%
   19,305    Allied Irish Banks PLC (Banking)            254,691
   42,823    Anglo Irish Bank Corp. PLC (Banking)        116,027
   12,446    CRH PLC (Building & Products)               212,383
   33,004    DCC PLC (Diversified Industries)            268,269
  100,041    Jefferson Smurfit Group PLC
                (Containers & Packaging)                 260,632
                                                    ------------
                                                       1,112,002
------------------------------------------------------------
Italy--1.0%
    2,920    Banca Popolare di Brescia (Banking)         115,175
   43,250    Bulgari SpA (Retail)                        260,960
   17,119    Class Editori SpA (Printing)                143,610
  274,274    Finmeccanica SpA (Aerospace/Defense)        251,236
                                                    ------------
                                                         770,981
------------------------------------------------------------
Japan--8.9%
    5,700    Aucnet, Inc. (Auto Related)                 187,623
    3,600    Avex, Inc. (Consumer Goods)                 349,572
    1,100    Bellsystem, Inc. (Communications)           376,563
   13,000    C Uyemura & Co., Ltd. (Chemicals)           427,913
   21,000    Daikin Industries Ltd. (Diversified
                Industries)                              188,364
    2,900    Fancl Corp. (Consumer Goods)                341,261
   10,900    FP Corp. (Miscellaneous)                    347,128
    2,860    Fuji S Ware ABC (Technology)                144,036
    3,400    Fuji Seal, Inc. (Containers &
                Packaging)                               307,768
   22,000    Ibiden Co., Ltd. (Electronic
                Components)                         $    354,839
    5,800    Itoen Ltd. (Beverages)                      331,715
   25,000    Kawasumi Laboratories, Inc. (Medical
                Technology)                              348,914
   11,518    Ministop Co., Ltd. (Foods)                  295,722
   11,100    Misumi Corp. (Industrial Components)        358,978
    7,400    Nichiha Corp. (Construction)                 79,225
    4,330    Nichii Gakkan Co. (Health Services)         340,285
    6,700    Riso Kagaku Corp. (Office Equipment
                & Supplies)                              308,756
    2,100    Ryohin Keikaku Co., Ltd. (Retail)           411,117
   57,000    S.T. Chemical Co., Ltd. (Chemicals)         399,638
    5,500    Shimamura Co., Ltd. (Retail)                325,420
   28,000    Sumitomo Bakelite Co., Ltd.
                (Chemicals)                              211,982
    6,200    World Co., Ltd. (Textiles & Apparel)        373,980
                                                    ------------
                                                       6,810,799
------------------------------------------------------------
Mexico--0.7%
   21,600    Carso Global Telecom (Finance)              120,123
   80,400    Cifra S.A. de C.V.(a) (Retail)              139,934
   29,200    Geo Puebla S.A. de C.V. (Real
                Estate)                                  111,267
  435,200    Grupo Financiero Bancomer(a)
                (Banking)                                148,802
                                                    ------------
                                                         520,126
------------------------------------------------------------
Netherlands--2.1%
    5,644    Aalberts Industries N.V. (Industrial
                Components)                              123,514
    4,064    Cap Gemini N.V. (Computer Software &
                Services)                                194,603
    5,121    Getronics N.V. (Technology)                 197,454
    6,987    Koninklijke Ahrend N.V. (Office
                Equipment & Supplies)                    125,964
    3,284    Koninklijke Hoogovens N.V. (Steel &
                Metals)                                  126,966
   16,105    Nutreco Holding N.V. (Basic
                Industries-Manufacturing)                595,797
    4,345    United Pan-Europe Communications
                N.V. (Telecommunications)                266,015
                                                    ------------
                                                       1,630,313

--------------------------------------------------------------------------------
See Notes to Financial Statements.

Portfolio of Investments as
of May 31, 1999                     PRUDENTIAL GLOBAL GENESIS FUND, INC.
------------------------------------------------------------

                                                       Value
Shares      Description                               (Note 1)
------------------------------------------------------------
Norway--0.5%
   88,950    Agresso Group ASA (Computer Software
                & Services)                         $    266,641
   11,646    Tandberg Television ASA
                (Telecommunication Services)             119,314
                                                    ------------
                                                         385,955
------------------------------------------------------------
The Philippines--0.2%
  232,400    Ayala Land, Inc. (Real Estate)               74,820
   16,700    Manila Electric Co. (Electrical
                Power)                                    57,495
                                                    ------------
                                                         132,315
------------------------------------------------------------
South Korea--0.7%
    6,400    Housing & Commercial Bank, Korea
                (Banking)                                175,402
   12,250    Kookmin Bank (Banking)                      185,426
    8,800    Samsung Electronics(a) (Electronics)        186,263
                                                    ------------
                                                         547,091
------------------------------------------------------------
Spain--1.8%
    8,095    Aldeasa S.A. (Retail)                       242,529
   33,015    Indra Sistemas S.A.
                (Telecommunications)                     312,053
   34,928    NH Hoteles S.A. (Leisure & Tourism)         445,881
  195,561    Tubacex S.A. (Steel & Metals)               356,640
                                                    ------------
                                                       1,357,103
------------------------------------------------------------
Sweden--1.3%
   14,710    Enator AB (Computer Software &
                Services)                                370,122
   10,554    Mo och Domsjo AB (Containers &
                Packaging)                               250,220
   12,195    NetCom Systems AB (Telecommunication
                Services)                                370,619
                                                    ------------
                                                         990,961
------------------------------------------------------------
Switzerland--2.4%
    1,758    Mikron Holding AG(a) (Machinery &
                Engineering)                             407,419
      326    PubliGroupe S.A. (Advertising)         $    198,481
      580    Saurer AG(a) (Machinery &
                Engineering)                             292,373
      178    Stratec Holding AG(a) (Medical
                Technology)                              309,388
      416    Sulzer AG (Diversified Industries)          243,200
      543    The Swatch Group AG (Consumer Goods)        359,037
                                                    ------------
                                                       1,809,898
------------------------------------------------------------
Thailand--0.5%
    7,300    Banpu Public Co., Ltd. (Oil & Gas
                Exploration/Production)                   17,109
   17,800    BEC World Public Co., Ltd. (Media)           93,508
   64,400    Electricity Generating Co., Ltd.(a)
                (Electrical Power)                       137,058
   34,100    Thai Farmers Bank Public Co., Ltd.
                (Banking)                                 93,701
   32,420    Thai Storage Battery Public Co.,
                Ltd. PLC (Auto Related)                   27,512
                                                    ------------
                                                         368,888
------------------------------------------------------------
United Kingdom--11.7%
  119,612    Aegis Group PLC (Media)                     233,672
  187,273    Aggregate Industries PLC (Building &
                Products)                                235,406
   24,238    Alliance Unichem PLC (Drugs &
                Medical Supplies)                        175,917
   59,328    Arcadia Group PLC (Retail)                  231,805
   49,552    Arriva PLC (Auto Related)                   294,379
   51,525    Associated British Ports Holdings
                PLC (Transportation/Shipping)            227,719
   84,973    Billiton PLC (Steel & Metals)               265,331
   33,183    Bodycote International PLC
                (Diversified Industries)                 446,342
   15,216    Britannic PLC (Insurance)                   239,755
   26,827    British Energy PLC (Electrical
                Power)                                   238,847
   53,100    Capita Group PLC (Merchandising)            525,054
   54,202    Cattles PLC (Financial Services)            297,268
   13,053    Dixons Group PLC(a) (Electrical
                Goods)                                   237,026

--------------------------------------------------------------------------------
See Notes to Financial Statements.

Portfolio of Investments as
of May 31, 1999                  PRUDENTIAL GLOBAL GENESIS FUND, INC.
------------------------------------------------------------

                                                       Value
Shares      Description                               (Note 1)
------------------------------------------------------------
United Kingdom (cont'd.)
   39,254    Dorling Kindersley Holdings PLC
                (Printing)                          $    234,458
   11,652    EMAP PLC (Communications)                   244,238
  112,862    Finelist Group PLC (Auto Related)           361,452
   41,142    First Group PLC (Transportation)            239,147
   31,230    Geest PLC (Foods)                           252,543
   66,524    Headlam Group PLC
                (Distribution/Wholesalers)               407,457
   25,265    ITNET PLC (Technology)                      135,935
   49,258    Jarvis PLC (Construction)                   370,721
   38,359    Kwik-Fit Holdings PLC (Auto Related)        336,605
   39,976    Lex Service PLC (Auto Related)              359,436
  154,630    Mayflower Corp. PLC (Auto Related)          484,075
   84,888    Mowlem (John) & Co. PLC
                (Construction)                           198,459
   21,300    Northern Rock PLC (Financial
                Services)                                176,848
   29,444    NXT PLC (Technology)                        234,330
   70,973    Securicor PLC (Diversified
                Industries)                              636,434
   10,851    Sema Group PLC (Computer Software &
                Services)                                 92,960
   87,902    Skillsgroup PLC (Computer Software &
                Services)                                371,600
  147,614    Skyepharma PLC(a) (Drugs & Medical
                Supplies)                                134,733
                                                    ------------
                                                       8,919,952
------------------------------------------------------------
United States--52.7%
   48,900    Advanced Lighting Solutions, Inc.(a)
                (Building & Construction)                354,525
   12,500    Aerial Communications, Inc.(a)
                (Cellular Communications)                135,938
    5,400    Alpharma, Inc. (Medical Technology)         137,855
   38,800    Alternative Resources Corp.(a)
                (Miscellaneous)                          295,850
   32,600    Alterra Healthcare Corp.(a) (Health
                Services)                                399,350
   30,200    American Management Systems, Inc.(a)
                (Data Processing & Reproduction)         958,850
   15,300    Amerin Corp.(a) (Insurance)                 411,187
   15,500    AmeriSource Health Corp.(a) (Drugs &
                Medical Supplies)                        458,219
   51,800    Amkor Technology, Inc.(a)
                (Semiconductor & Related Devices)        479,150
   15,100    Applied Power, Inc. (Basic
                Industries--Manufacturing)          $    366,175
   25,700    Architel Systems Corp.(a) (Computer
                Software & Services)                     197,568
   22,400    ARM Financial Group, Inc. (Financial
                Services)                                336,000
   26,000    Arrow Electronics, Inc. (Electronic
                Components)                              451,750
   32,400    Billing Concepts Corp. (Commercial
                Services)                                405,000
    5,000    Black Box Corp. (Computer Software &
                Services)                                228,125
  109,600    Brightpoint, Inc.(a)
                (Distribution/Wholesalers)               623,350
   40,400    Capital Senior Living Communities LP
                (Health Services)                        439,350
    5,000    Carramerica Realty Corp. (Real
                Estate)                                  124,688
   11,800    CBRL Group, Inc. (Restaurants)              204,287
   68,300    Cellstar Corp.(a)
                (Distribution/Wholesalers)               533,594
   12,100    Centerpoint Properties Trust (Real
                Estate)                                  434,087
    4,900    CIA de Telecomunicaciones de Chile
                S.A. (ADR) (Telecommunications)          106,575
   74,500    Clearnet Communications, Inc.
                (Cellular Communications)                898,656
   33,300    Commscope, Inc. (Communications)            874,125
    8,700    Compania Anon Nacl Tele De Vez (ADR)
                (Telecommunications)                     202,819
   10,400    Computer Horizons Corp.(a)
                (Technology)                             190,450
   10,300    Cytyc Corp.(a) (Medical Technology)         213,725
   35,900    DENTSPLY International, Inc. (Dental
                Supplies)                                969,300
    8,500    Devon Energy Corp. (Oil & Gas
                Exploration/Production)                  295,375
   11,700    Dollar Tree Stores, Inc.(a) (Retail)        393,412
   30,200    Eaton Vance Corp. (Financial
                Services)                                924,875
    7,500    Electro Scientific Industries,
                Inc.(a) (Electronic Components)          281,250
  106,950    Family Golf Centers, Inc.(a)
                (Leisure & Tourism)                      972,577
   14,700    Financial Security Assurance
                Holdings Ltd. (Financial
                Services)                                834,225

--------------------------------------------------------------------------------
See Notes to Financial Statements.

Portfolio of Investments as
of May 31, 1999                 PRUDENTIAL GLOBAL GENESIS FUND, INC.
------------------------------------------------------------

                                                       Value
Shares      Description                               (Note 1)
------------------------------------------------------------
United States (cont'd.)
   31,700    Foodmaker, Inc.(a) (Restaurants)       $    855,900
   12,800    Galileo Technology Ltd.(a)
                (Semiconductor & Related Devices)        398,400
   33,300    Gaylord Container Corp.(a)
                (Containers & Packaging)                 278,887
   12,900    Graco, Inc. (Machinery &
                Engineering)                             421,669
    6,100    Grupo Televisa S.A. (ADR)(a) (Media)        255,056
   69,950    HA-LO Industries, Inc.(a)
                (Information Services)                   843,772
   12,500    Healthcare Financial Partners, Inc.
                (Financial Services)                     421,875
    9,500    Henry Schein, Inc.(a) (Health Care)         286,781
   15,500    Hollywood Entertainment Corp.(a)
                (Retail)                                 399,125
   15,100    Hyperion Solutions Corp.(a)
                (Computer Software & Services)           234,994
   15,700    ICG Communications, Inc.(a)
                (Telecommunications)                     299,281
   60,900    Imax Corp.(a) (Electronic
                Components)                            1,339,800
   24,500    Invivo Corp.(a) (Health Care)               294,000
      300    Juno Online Services, Inc.(a)
                (Computer Software & Services)             3,675
   20,800    Kilroy Realty Corp.(a) (Real Estate)        514,800
   17,900    Lam Research Corp.(a) (Semiconductor
                & Related Devices)                       496,725
   18,600    Liberty Property Trust (Real Estate)        448,725
   62,400    Mail-Well, Inc.(a) (Printing)               924,300
   14,800    Marine Drilling Co., Inc.(a) (Oil &
                Gas Exploration/Production)              212,750
    3,400    MarketWatch.com, Inc.(a)
                (Information Services)                   176,375
   20,529    Medical Assurance, Inc.(a)
                (Insurance)                              573,529
    3,800    Medical Manager Corp.(a) (Medical
                Technology)                              188,100
   38,900    Merkert American Corp.(a) (Foods)           413,312
   18,700    Modis Professional Services, Inc.
                (Commercial Services)                    275,825
    7,400    Mylan Laboratories, Inc. (Drugs &
                Medical Supplies)                        187,775
   14,800    National Data Corp. (Computer
                Software & Services)                     696,525
   80,400    Natural Microsystems Corp.(a)
                (Telecommunications)                     487,425
   13,700    Network Associates, Inc.(a)
                (Computer Software & Services)      $    201,219
    7,596    New Holland N.V. (Machinery &
                Engineering)                             121,137
   13,600    Newfield Exploration Co.(a) (Oil &
                Gas Exploration/Production)              345,100
   24,800    Nichols Research Corp.(a)
                (Electronics)                            502,200
   22,000    Northwest Pipe Co.(a) (Steel &
                Metals)                                  363,000
    1,800    Novellus Systems, Inc.(a)
                (Semiconductor & Related Devices)         87,863
   20,800    Optimal Robotics Corp.(a)
                (Technology)                             187,200
   48,300    P.Com, Inc. (Network Systems)               212,822
   27,700    Pairgain Technologies, Inc.(a)
                (Telecommunications)                     344,519
   10,300    Parexel International Corp.(a)
                (Medical Technology)                     246,556
   12,200    Parkway Properties, Inc. (Real
                Estate)                                  403,362
    3,700    RCN Corp. (Chemicals)                       153,781
   67,100    Remec, Inc. (Aerospace/Defense)             872,300
   40,800    Renaissance Worldwide, Inc.
                (Information Services)                   295,800
   21,300    Res-Care, Inc.(a) (Health Services)         441,975
    2,400    Safeguard Scientifics, Inc.
                (Technology)                             175,500
   45,600    Scientific Games Holdings Corp.(a)D
                (Consumer Goods)                         817,950
   17,300    Skywest, Inc. (Airlines)                    402,225
   11,200    Stewart Enterprises, Inc.
                (Miscellaneous)                          206,500
   13,600    Synopsys, Inc.(a) (Technology)              603,500
   10,200    Tech Data Corp.(a)
                (Distribution/Wholesalers)               375,169
    3,440    Telebanc Financial Corp.(a)
                (Financial Services)                     228,760
    6,200    Telecomunicacoes Brasileiras S.A.
                (ADR)(a) (Telecommunications)            517,700
    1,800    Telefonos de Mexico S.A. (ADR)(a)
                (Telecommunications)                     143,888
    6,800    Teligent, Inc.(a) (Telecommunication
                Services)                                334,050
   15,800    The BISYS Group, Inc.(a) (Data
                Processing & Reproduction)               867,519
   15,200    The Cheesecake Factory, Inc.
                (Restaurants)                            419,900
    7,500    The PMI Group, Inc. (Insurance)             438,750
    8,300    Tower Automotive, Inc.(a) (Auto
                Related)                                 189,862

--------------------------------------------------------------------------------
See Notes to Financial Statements.

Portfolio of Investments as
of May 31, 1999                 PRUDENTIAL GLOBAL GENESIS FUND, INC.
------------------------------------------------------------

                                                       Value
Shares      Description                               (Note 1)
------------------------------------------------------------
United States (cont'd.)
    5,800    Twinlab Corp. (Foods)                  $     53,288
   11,000    United Natural Foods, Inc. (Foods)          294,250
    7,100    USWeb Corp.(a) (Commercial Services)        180,163
   62,100    Vari-Lite International, Inc.(a)
                (Electrical Equipment)                   143,606
    9,500    Visual Networks, Inc.(a) (Computers)        280,250
    8,000    Voicestream Wireless Corp.(a)
                (Telecommunication Services)             218,500
   21,600    Western Wireless Corp.(a)
                (Telecommunication Services)             529,200
   16,000    Whole Foods Market, Inc. (Foods)            664,000
   14,800    Windmere-Durable Holdings, Inc.
                (Consumer Goods)                         194,250
    4,000    Worldgate Communications, Inc.(a)
                (Technology)                             148,000
    2,500    Zebra Technologies Corp.(a)
                (Commercial Services)                     80,313
                                                    ------------
                                                      40,347,570
                                                    ------------
             Total common stocks
                (cost US$69,665,882)                  73,897,599
                                                    ------------
PREFERRED STOCKS--1.1%
------------------------------------------------------------
Brazil--0.6%
   11,800    Companhia Vale do Rio Doce(a) (Oil &
                Gas Exploration/Production)              207,794
1,980,000    Petroleo Brasileiro S.A.(a) (Oil &
                Gas Exploration/Production)              280,081
                                                    ------------
                                                         487,875
------------------------------------------------------------
Germany--0.5%
    6,118    Fielmann AG (Retail)                        238,446
      677    Fresenius AG (Medical Technology)           105,826
                                                    ------------
                                                         344,272
             Total preferred stocks
                (cost US$887,146)                        832,147
                                                    ------------
WARRANTS(a)--0.0%
    ------------------------------------------------------------
Canada--0.0%
    6,600    Sedna Geotech, Inc.
             Expiring 10/23/99 @ CAD 0 (Oil & Gas
                Exploration/Production)             $          0
------------------------------------------------------------
Hong Kong--0.0%
  149,200    Innovative International Holdings
                Ltd.
             Expiring 8/31/99 @ HKD .01 (Auto
                Related)                                     192
                                                    ------------
             Total warrants
                (cost US$0)                                  192
                                                    ------------
RIGHTS--0.0%
------------------------------------------------------------
Portugal--0.0%
    4,467    BPI-SGPS S.A.
             Expiring 6/18/99 @ EUR 6.97
                (Banking)                                 31,282
------------------------------------------------------------
South Korea--0.0%
    1,745    Samsung Electronics
             Expiring 6/15/99 @ KRW 3,900
                (Electronics)                              5,739
                                                    ------------
             Total rights
                (cost US$0)                               37,021
                                                    ------------
             Total long-term investments
                (cost US$70,553,028)                  74,766,959
                                                    ------------
------------------------------------------------------------
Total Investments--97.7%
             (cost US$70,553,028; Note 4)             74,766,959
             Other assets in excess of
                liabilities--2.3%                      1,754,893
                                                    ------------
             Net Assets--100%                       $ 76,521,852
                                                    ------------
                                                    ------------

---------------
+ All or partial amount of security is segregated as collateral for financial futures transactions. Aggregate market value of $760,550 segregated at
  5/31/99.
(a) Non-income producing security.
ADR-American Depository Receipt.
--------------------------------------------------------------------------------
See Notes to Financial Statements.

Portfolio of Investments as
of May 31, 1999                   PRUDENTIAL GLOBAL GENESIS FUND, INC.
------------------------------------------------------------

The industry classification of portfolio holdings and other net assets in excess of liabilities shown as a percentage of net assets as of May 31, 1999 was as follows:

Financial Services................................     4.2%
Computer Software & Services......................     3.9
Diversified Industries............................     3.8
Telecommunications................................     3.8
Retail............................................     3.5
Electronic Components.............................     3.2
Auto Related......................................     3.1
Consumer Goods....................................     3.0
Real Estate.......................................     2.9
Oil & Gas Exploration/Production..................     2.8
Foods.............................................     2.8
Industrial Components.............................     2.8
Data Processing & Reproduction....................     2.7
Technology........................................     2.6
Steel & Metals....................................     2.6
Distribution/Wholesalers..........................     2.5
Insurance.........................................     2.2
Banking...........................................     2.2
Health Services...................................     2.1
Telecommunication Services........................     2.1
Medical Technology................................     2.0
Communications....................................     2.0
Restaurants.......................................     1.9
Semi-Conductor & Related Devices..................     1.9
Machinery & Engineering...........................     1.9
Leisure & Tourism.................................     1.9
Construction......................................     1.8
Chemicals.........................................     1.8
Information Services..............................     1.7
Printing..........................................     1.7
Basic Industries-Manufacturing....................     1.6%
Aerospace/Defense.................................     1.5
Containers & Packaging............................     1.4
Cellular Communications...........................     1.4
Dental Supplies...................................     1.3
Drugs & Medical Supplies..........................     1.2
Commercial Services...............................     1.2
Miscellaneous.....................................     1.1
Electronics.......................................     0.9
Media.............................................     0.8
Health Care.......................................     0.8
Merchandising.....................................     0.7
Building & Products...............................     0.6
Electrical Power..................................     0.5
Airlines..........................................     0.5
Transportation/Shipping...........................     0.5
Textiles & Apparel................................     0.5
Building & Construction...........................     0.5
Office Equipment and Supplies.....................     0.5
Holding Companies.................................     0.4
Computers.........................................     0.4
Beverages.........................................     0.4
Transportation....................................     0.3
Electrical Goods..................................     0.3
Network Systems...................................     0.3
Advertising.......................................     0.2
Electrical Equipment..............................     0.2
Finance...........................................     0.2
Oil & Gas Services................................     0.1
                                                    ------
Total Investments.................................    97.7
Other assets in excess of liabilities.............     2.3
                                                    ------
Net Assets........................................   100.0%
                                                    ------
                                                    ------
--------------------------------------------------------------------------------
See Notes to Financial Statements.

Statement of Assets and Liabilities         PRUDENTIAL GLOBAL GENESIS FUND, INC.
--------------------------------------------------------------------------------

Assets                                                                                                           May 31, 1999
Investments, at value (cost $70,553,028).....................................................................      $74,766,959
Foreign currency, at value (cost $1,608,637).................................................................        1,594,998
Cash.........................................................................................................          560,185
Receivable for investments sold..............................................................................        2,296,340
Forward currency contracts - net amount receivable from counterparties.......................................          574,599
Dividends and tax reclaim receivable.........................................................................          178,640
Receivable for Fund shares sold..............................................................................           24,261
Prepaid expenses and other assets............................................................................            2,096
                                                                                                                   ------------
   Total assets..............................................................................................       79,998,078
                                                                                                                   ------------
Liabilities
Payable for investments purchased............................................................................        2,633,387
Forward currency contracts - net amount payable to counterparties............................................          311,163
Accrued expenses and other liabilities.......................................................................          252,901
Payable for Fund shares purchased............................................................................          160,194
Management fee payable.......................................................................................           66,412
Distribution fee payable.....................................................................................           46,281
Withholding taxes payable....................................................................................            5,888
                                                                                                                   ------------
   Total liabilities.........................................................................................        3,476,226
                                                                                                                   ------------
Net Assets...................................................................................................      $76,521,852
                                                                                                                   ------------
                                                                                                                   ------------
Net assets were comprised of:
   Common stock, at par......................................................................................      $    59,512
   Paid-in capital in excess of par..........................................................................       88,205,341
                                                                                                                   ------------
                                                                                                                    88,264,853
   Distributions in excess of net investment income..........................................................          (20,003 )
   Accumulated net realized loss on investments and foreign currency transactions............................      (16,175,180 )
   Net unrealized appreciation on investments and foreign currency translations..............................        4,452,182
                                                                                                                   ------------
Net assets, May 31, 1999.....................................................................................      $76,521,852
                                                                                                                   ------------
                                                                                                                   ------------
Class A:
   Net asset value and redemption price per share
      ($30,577,544 / 2,235,891 shares of common stock issued and outstanding)................................           $13.68
   Maximum sales charge (5% of offering price)...............................................................              .72
                                                                                                                   ------------
   Maximum offering price to public..........................................................................           $14.40
                                                                                                                   ------------
                                                                                                                   ------------
Class B:
   Net asset value, offering price and redemption price per share
      ($44,890,291 / 3,632,408 shares of common stock issued and outstanding)................................           $12.36
                                                                                                                   ------------
                                                                                                                   ------------
Class C:
   Net asset value, offering price and redemption price per share
      ($787,033 / 63,689 shares of common stock issued and outstanding)......................................           $12.36
   Maximum sales charge (1% of offering price)...............................................................              .12
                                                                                                                   ------------
   Offering price to public..................................................................................           $12.48
                                                                                                                   ------------
                                                                                                                   ------------
Class Z:
   Net asset value, offering price and redemption price per share
      ($266,984 / 19,218 shares of common stock issued and outstanding)......................................           $13.89
                                                                                                                   ------------
                                                                                                                   ------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.

PRUDENTIAL GLOBAL GENESIS FUND, INC.
Statement of Operations
------------------------------------------------------------

                                                  Year Ended
Net Investment Loss                              May 31, 1999
Income
   Dividends (net of foreign withholding taxes
      of $104,138)............................   $ 1,034,417
   Interest...................................       135,130
                                                 ------------
      Total income............................     1,169,547
                                                 ------------
Expenses
   Management fee.............................       921,415
   Distribution fee--Class A..................        87,947
   Distribution fee--Class B..................       556,786
   Distribution fee--Class C..................         8,954
   Custodian's fees and expenses..............       325,000
   Transfer agent's fees and expenses.........       271,000
   Registration fees..........................        46,000
   Audit fees and expenses....................        32,000
   Directors' fees and expenses...............        20,000
   Reports to shareholders....................        14,000
   Legal fees and expenses....................         5,000
   Miscellaneous..............................         8,018
                                                 ------------
      Total expenses..........................     2,296,120
                                                 ------------
Net investment loss...........................    (1,126,573 )
                                                 ------------
Realized and Unrealized Gain (Loss)
on Investments and Foreign
Currency Transactions
Net realized loss on:
   Investment transactions....................   (12,806,219 )
   Foreign currency transactions..............       101,137
   Financial futures contracts................      (521,817 )
                                                 ------------
                                                 (13,226,899 )
                                                 ------------
Net change in unrealized
   appreciation/depreciation on:
   Investment transactions....................      (940,383 )
   Foreign currency transactions..............      (259,313 )
   Financial futures contracts................       (76,139 )
                                                 ------------
                                                  (1,275,835 )
                                                 ------------
Net loss on investments and foreign
   currencies.................................   (14,502,734 )
                                                 ------------
Net Decrease in Net Assets
Resulting from Operations.....................   $(15,629,307)
                                                 ------------
                                                 ------------

PRUDENTIAL GLOBAL GENESIS FUND, INC.
Statement of Changes in Net Assets
------------------------------------------------------------

Increase (Decrease)                     Year Ended May 31,
in Net Assets                         1999              1998
Operations
   Net investment (loss).......  $   (1,126,573)   $   (1,887,686)
   Net realized gain (loss) on
      investments and foreign
      currency transactions....     (13,226,899)       15,509,133
   Net change in unrealized
      appreciation/depreciation
      on investments and
      foreign currencies.......      (1,275,835)         (393,231)
                                 --------------    --------------
   Net increase (decrease) in
      net assets resulting from
      operations...............     (15,629,307)       13,228,216
                                 --------------    --------------
Distributions from net realized
   gains on investment and
   foreign currency
   transactions
   Class A.....................      (1,572,601)      (14,893,328)
   Class B.....................      (2,669,626)      (32,320,533)
   Class C.....................         (43,207)         (507,925)
   Class Z.....................         (13,402)         (200,133)
                                 --------------    --------------
                                     (4,298,836)      (47,921,919)
                                 --------------    --------------
Fund share transactions (Net of
   share conversions) (Note 5)
   Net proceeds from shares
      subscribed...............      36,835,124       158,861,747
   Net asset value of shares
      issued to shareholders in
      reinvestment of dividends
      and distributions........       4,115,350        44,797,423
   Cost of shares reacquired...     (77,430,853)     (215,610,962)
                                 --------------    --------------
   Net decrease in net assets
      from Fund share
      transactions.............     (36,480,379)      (11,951,792)
                                 --------------    --------------
Total decrease.................     (56,408,522)      (46,645,495)
Net Assets
Beginning of year..............     132,930,374       179,575,869
                                 --------------    --------------
End of year....................  $   76,521,852    $  132,930,374
                                 --------------    --------------
                                 --------------    --------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.

Notes to Financial Statements               PRUDENTIAL GLOBAL GENESIS FUND, INC.
--------------------------------------------------------------------------------
Prudential Global Genesis Fund, Inc., (the 'Fund'), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's investment objective is long-term growth of capital which it seeks to achieve by investing primarily in equity securities of foreign and domestic companies with market capitalizations of less than U.S. $1 billion, as measured at time of purchase.

------------------------------------------------------------
Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation: Securities traded on an exchange are valued at the last reported sales price on the primary exchange on which they are traded. Securities traded in the over-the-counter market (including securities listed on exchanges for which a last sales price is not available) are valued at the average of the last reported bid and asked prices. Securities for which market quotations are not readily available, including restricted securities, are valued at fair value as determined in good faith according to a pricing procedure developed by the Investment Adviser under procedures established by and under the general supervision of the Fund's Board of Directors.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value.

Repurchase Agreements: In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities--at the daily closing rates of exchange.

(ii) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented using the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period.

Net realized gain on foreign currency transactions represents net foreign exchange gains from disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities (other than investments) at May 31, 1999 exchange rates are reflected as a component of net unrealized appreciation on foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and the regulation of foreign securities markets.

Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivable and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.
--------------------------------------------------------------------------------

Notes to Financial Statements               PRUDENTIAL GLOBAL GENESIS FUND, INC.
--------------------------------------------------------------------------------
Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class at the beginning of the day.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments, known as 'variation margin,' are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

The Fund invests in financial futures contracts in order to hedge existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value. Under a variety of circumstances, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and the underlying assets.

Taxes: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign interest, dividends and (realized and unrealized) capital gains have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates. In addition, certain countries impose taxes on capital gains realized on the sale of portfolio securities, and as such, taxes have been accrued on the unrealized gains on such securities.

Dividends and Distributions: The Fund expects to pay dividends of net investment income and distributions of net realized capital gains, if any, at least annually. Dividends and distributions are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of wash sales, accounting for passive foreign investment companies and foreign currency transactions.

Reclassification of Capital Accounts: The Fund accounts and reports for distributions to shareholders in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to decrease accumulated net investment loss by $1,106,570, increase accumulated net realized loss on investments and foreign currency transactions by $1,293,403 and increase paid-in capital in excess of par by $186,833 for redemptions utilized as distributions for federal income tax purposes and net operating loss for the year ended May 31, 1999. Net realized losses and net assets were not affected by this change.

------------------------------------------------------------
Note 2. Agreements
The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadvisor's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'); PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the services of PIC, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PIFM is computed daily and payable monthly, at an annual rate of 1% of the average daily net assets of the Fund.

The Fund had distribution agreements with Prudential Securities Incorporated ('PSI'), which acted as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund through June 30, 1998. Effective July 1, 1998, Prudential Investment Management Services LLC ('PIMS') became the distributor of the Fund and serves the Fund under the same terms and conditions as under the arrangement with PSI. The Fund compensates the distributors for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PSI as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for its distribution related activities at an annual rate of up to .30 of 1%, 1%
--------------------------------------------------------------------------------

Notes to Financial Statements               PRUDENTIAL GLOBAL GENESIS FUND, INC.
--------------------------------------------------------------------------------
and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, Class B and Class C shares, respectively, for the year ended May 31, 1999.

PSI and PIMS have advised the Fund that they received approximately $16,900 and $900 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the year ended May 31, 1999. From these fees, PSI and PIMS paid such sales charges to dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PSI and PIMS have advised the Fund that for the year ended May 31, 1999, they received approximately $116,300 and $400 in contingent deferred sales charges imposed upon redemptions by certain Class B and Class C shareholders, respectively.

PIC, PSI, PIFM and PIMS are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America.

As of March 11, 1999, the Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. The Funds pay a commitment fee at an annual rate of .065 of 1% on the unused portion of the credit facility, which is accrued and paid quarterly on a pro rata basis by the Funds. The SCA expires on March 9, 2000. Prior to March 11, 1999, the Funds had a credit agreement with a maximum commitment of $200,000,000. The commitment fee was .055 of 1% on the unused portion of the credit facility. The Fund did not borrow any amounts pursuant to either agreement during the year ended May 31, 1999. The purpose of the agreements is to serve as an alternative source of funding for capital share redemptions.

------------------------------------------------------------
Note 3. Other Transactions With Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent and during the year ended May 31, 1999, the Fund incurred fees of approximately $267,000 for the services of PMFS. As of May 31, 1999, approximately $20,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

------------------------------------------------------------
Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the year ended May 31, 1999 aggregated $135,679,343 and $174,038,431, respectively.

The federal income tax basis of the Fund's investments at May 31, 1999 was $71,918,015 and accordingly, net unrealized depreciation for federal income tax purposes was $2,848,944 (gross unrealized appreciation--$8,204,092; gross unrealized depreciation--$5,355,148).

For federal income tax purposes, the Fund has a capital loss carryforward as of May 31, 1999, of approximately $12,061,400 which expires in 2007. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of this amount. In addition, the Fund will elect to treat net capital losses of approximately $2,483,800 incurred in the seven month period ended May 31, 1999 as having been incurred in the following fiscal year.

At May 31, 1999 the Fund had outstanding forward currency contracts both to purchase and sell foreign currencies as follows:

                              Value at
Forward Currency             Settlement          Current
Purchase Contracts          Date Payable          Value        Depreciation
------------------------   ---------------     -----------     -------------
Japanese Yen
 expiring 7/6/99 -
 7/13/99                     $ 3,000,000       $ 2,688,837       $  (311,163)
                           ---------------     -----------     -------------
                           ---------------     -----------     -------------
                              Value at
Forward Currency             Settlement          Current
Sale Contracts             Date Receivable        Value        Appreciation
------------------------   ---------------     -----------     -------------
Euro Currency
 expiring 9/2/99             $ 5,600,000       $ 5,275,671       $   324,329
Hong Kong Dollar
 expiring 4/26/00                894,083           891,938             2,145
Japanese Yen
 expiring 6/21/99 -
 12/1/99                       5,237,711         4,989,586           248,125
                           ---------------     -----------     -------------
                             $11,731,794       $11,157,195       $   574,599
                           ---------------     -----------     -------------
                           ---------------     -----------     -------------

During the fiscal year ended May 31, 1999, the Fund entered into financial futures contracts. Details of open contracts at May 31, 1999 are as follows:

                                              Value at       Value at
Number of                     Expiration      May 31,         Trade         Unrealized
Contracts         Type           Date           1999           Date        Appreciation
-----------    -----------    -----------    ----------     ----------     ------------
Long Position:
1                Hang Seng      June 1999     1,205,000      1,205,000          --

------------------------------------------------------------
Note 5. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Prior to November 2, 1998 Class C shares were sold with a contingent deferred sales charge of 1%
--------------------------------------------------------------------------------

Notes to Financial Statements               PRUDENTIAL GLOBAL GENESIS FUND, INC.
--------------------------------------------------------------------------------
during the first year. Effective November 2, 1998 Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Effective September 16, 1996 the Fund commenced offering Class Z shares. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

The Fund has authorized 500 million shares of common stock at $.01 par value per share equally divided into four classes, designated Class A, Class B, Class C and Class Z common stock.

Transactions in shares of common stock were as follows:

Class A                                 Shares        Amount
------------------------------------  ----------   -------------
Year ended May 31, 1999:
Shares sold.........................   1,307,033   $  17,119,393
Shares issued in reinvestment of
  dividends and distributions.......     125,209       1,518,783
Shares reacquired...................  (2,413,140)    (31,601,691)
                                      ----------   -------------
Net decrease in shares outstanding
  before conversion.................    (980,898)    (12,963,515)
Shares issued upon conversion from
  Class B...........................     229,265       3,092,944
                                      ----------   -------------
Net decrease in shares
  outstanding.......................    (751,633)  $  (9,870,571)
                                      ----------   -------------
                                      ----------   -------------
Year ended May 31, 1998:
Shares sold.........................   5,019,452   $ 105,272,172
Shares issued in reinvestment of
  dividends and distributions.......   1,015,441      14,134,947
Shares reacquired...................  (6,145,726)   (127,189,388)
                                      ----------   -------------
Net decrease in shares outstanding
  before conversion.................    (110,833)     (7,782,269)
Shares issued upon conversion from
  Class B...........................     421,183       8,102,359
                                      ----------   -------------
Net increase in shares
  outstanding.......................     310,350   $     320,090
                                      ----------   -------------
                                      ----------   -------------
Class B
------------------------------------
Year ended May 31, 1999:
Shares sold.........................   1,636,557   $  19,242,095
Shares issued in reinvestment of
  dividends and distributions.......     231,285       2,544,131
Shares reacquired...................  (3,767,958)    (44,643,135)
                                      ----------   -------------
Net decrease in shares outstanding
  before conversion.................  (1,900,116)    (22,856,909)
Shares reacquired upon conversion
  into Class A......................    (251,572)     (3,092,944)
                                      ----------   -------------
Net decrease in shares
  outstanding.......................  (2,151,688)  $ (25,949,853)
                                      ----------   -------------
                                      ----------   -------------
Class B                                 Shares        Amount
------------------------------------  ----------   -------------
Year ended May 31, 1998:
Shares sold.........................   2,217,860   $  41,493,238
Shares issued in reinvestment of
  dividends and distributions.......   2,349,000      29,996,731
Shares reacquired...................  (4,280,118)    (75,664,364)
                                      ----------   -------------
Net decrease in shares outstanding
  before conversion.................     286,742      (4,174,395)
Shares reacquired upon conversion
  into Class A......................    (450,967)     (8,102,359)
                                      ----------   -------------
Net decrease in shares
  outstanding.......................    (164,225)  $ (12,276,754)
                                      ----------   -------------
                                      ----------   -------------
Class C
------------------------------------
Year ended May 31, 1999:
Shares sold.........................      19,424   $     223,833
Shares issued in reinvestment of
  dividends and distributions.......       3,823          42,055
Shares reacquired...................     (44,892)       (538,422)
                                      ----------   -------------
Net decrease in shares
  outstanding.......................     (21,645)  $    (272,534)
                                      ----------   -------------
                                      ----------   -------------
Year ended May 31, 1998:
Shares sold.........................     557,352   $  11,511,610
Shares issued in reinvestment of
  dividends and distributions.......      36,604         467,431
Shares reacquired...................    (601,469)    (12,299,491)
                                      ----------   -------------
Net decrease in shares
  outstanding.......................      (7,513)  $    (320,450)
                                      ----------   -------------
                                      ----------   -------------
Class Z
------------------------------------
Year ended May 31, 1999:
Shares sold.........................      19,195   $     249,803
Shares issued in reinvestment of
  dividends and distributions.......         844          10,381
Shares reacquired...................     (48,824)       (647,605)
                                      ----------   -------------
Net decrease in shares
  outstanding.......................     (28,785)  $    (387,421)
                                      ----------   -------------
                                      ----------   -------------
Year ended May 31, 1998:
Shares sold.........................      32,016   $     584,727
Shares issued in reinvestment of
  dividends and distributions.......      14,095         198,314
Shares reacquired...................     (26,276)       (457,719)
                                      ----------   -------------
Net increase in shares
  outstanding.......................      19,835   $     325,322
                                      ----------   -------------
                                      ----------   -------------

--------------------------------------------------------------------------------

Financial Highlights                        PRUDENTIAL GLOBAL GENESIS FUND, INC.
--------------------------------------------------------------------------------

                                                                 Class A
                                         --------------------------------------------------------
                                                            Year Ended May 31,
                                         --------------------------------------------------------
                                         1999(b)       1998        1997       1996(b)     1995(b)
                                         --------     -------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year...    $ 15.82      $ 21.30     $ 21.74     $ 18.44     $ 18.75
                                         --------     -------     -------     -------     -------
Income from investment operations
Net investment income (loss).........       (.10)        (.20)       (.14)        .05(a)       --
Net realized and unrealized gain
   (loss) on investment and foreign
   currency transactions.............      (1.44)        1.37        1.45        3.34        (.21)
                                         --------     -------     -------     -------     -------
   Total from investment
      operations.....................      (1.54)        1.17        1.31        3.39        (.21)
                                         --------     -------     -------     -------     -------
Less distributions
Dividends in excess of net investment
   income............................         --           --          --        (.09)       (.08)
Distributions from net realized gains
   on investment transactions........       (.60)       (6.65)      (1.75)         --        (.02)
                                         --------     -------     -------     -------     -------
   Total distributions...............       (.60)       (6.65)      (1.75)       (.09)       (.10)
                                         --------     -------     -------     -------     -------
Net asset value, end of year.........    $ 13.68      $ 15.82     $ 21.30     $ 21.74     $ 18.44
                                         --------     -------     -------     -------     -------
                                         --------     -------     -------     -------     -------
TOTAL RETURN (c):....................      (9.25)%       9.81%       6.74%      18.41%      (0.95)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)........    $30,578      $47,259     $57,032     $47,617     $44,051
Average net assets (000).............    $35,179      $50,309     $47,563     $45,070     $32,430
Ratios to average net assets:
   Expenses, including distribution
      fees...........................       2.03%        1.88%       1.91%       1.79%(a)    1.42%(a)
   Expenses, excluding distribution
      fees...........................       1.78%        1.63%       1.66%       1.54%(a)    1.17%(a)
   Net investment income (loss)......       (.77)%       (.71)%      (.49)%       .26%(a)     .02%(a)
For Class A, B, C and Z shares:
Portfolio turnover rate..............        156%         198%         60%         44%         64%

---------------
(a) Net of expense subsidies and/or fee waivers.
(b) Calculated based upon average shares outstanding.
(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.
--------------------------------------------------------------------------------
See Notes to Financial Statements.

Financial Highlights                        PRUDENTIAL GLOBAL GENESIS FUND, INC.
--------------------------------------------------------------------------------

                                                                   Class B
                                         ------------------------------------------------------------
                                                              Year Ended May 31,
                                         ------------------------------------------------------------
                                         1999(b)        1998         1997       1996(b)      1995(b)
                                         --------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year...    $ 14.47      $  20.18     $  20.87     $  17.84     $  18.22
                                         --------     --------     --------     --------     --------
Income from investment operations
Net investment (loss)................       (.18)         (.26)        (.33)        (.09)(a)     (.13)(a)
Net realized and unrealized gain
   (loss) on investment and foreign
   currency transactions.............      (1.33)         1.20         1.39         3.21         (.19)
                                         --------     --------     --------     --------     --------
   Total from investment
      operations.....................      (1.51)          .94         1.06         3.12         (.32)
                                         --------     --------     --------     --------     --------
Less distributions
Dividends in excess of net investment
   income............................         --            --           --         (.09)        (.03)
Distributions from net realized gains
   on investment transactions........       (.60)        (6.65)       (1.75)          --         (.03)
                                         --------     --------     --------     --------     --------
   Total distributions...............       (.60)        (6.65)       (1.75)        (.09)        (.06)
                                         --------     --------     --------     --------     --------
Net asset value, end of year.........    $ 12.36      $  14.47     $  20.18     $  20.87     $  17.84
                                         --------     --------     --------     --------     --------
                                         --------     --------     --------     --------     --------
TOTAL RETURN (c):....................      (9.92)%        9.04%        5.83%       17.51%       (1.73)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)........    $44,890      $ 83,669     $120,067     $155,292     $153,670
Average net assets (000).............    $55,679      $101,836     $133,073     $154,566     $173,591
Ratios to average net assets:
   Expenses, including distribution
      fees...........................       2.78%         2.63%        2.66%        2.54%(a)     2.17%(a)
   Expenses, excluding distribution
      fees...........................       1.78%         1.63%        1.66%        1.54%(a)     1.17%(a)
   Net investment (loss).............      (1.51)%       (1.48)%      (1.26)%       (.48)%(a)     (.77)%(a)

---------------
(a) Net of expense subsidies and/or fee waivers.
(b) Calculated based upon average shares outstanding.
(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.
--------------------------------------------------------------------------------
See Notes to Financial Statements.

Financial Highlights                        PRUDENTIAL GLOBAL GENESIS FUND, INC.
--------------------------------------------------------------------------------

                                                                 Class C                                    Class Z
                                         --------------------------------------------------------     -------------------
                                                                                        August 1,
                                                                                         1994(d)
                                                     Year Ended May 31,                  Through      Year Ended May 31,
                                         ------------------------------------------      May 31,      -------------------
                                         1999(b)       1998       1997      1996(b)      1995(b)      1999(b)       1998
                                         --------     ------     ------     -------     ---------     --------     ------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
   period............................     $14.47      $20.18     $20.87     $17.84       $ 18.44       $16.01      $21.39
                                         --------     ------     ------     -------     ---------     --------     ------
Income from investment operations
Net investment income (loss).........       (.18)       (.26)      (.27)      (.08 )(a)     (.12)(a)     (.06)       (.38)
Net realized and unrealized gain
   (loss) on investment and foreign
   currency transactions.............      (1.33)       1.20       1.33       3.20          (.44)       (1.46)       1.65
                                         --------     ------     ------     -------     ---------     --------     ------
   Total from investment
      operations.....................      (1.51)        .94       1.06       3.12          (.56)       (1.52)       1.27
                                         --------     ------     ------     -------     ---------     --------     ------
Less distributions
Dividends in excess of net investment
   income............................         --          --         --       (.09 )        (.03)          --          --
Distributions from net realized gains
   on investment transactions........       (.60)      (6.65)     (1.75)        --          (.01)        (.60)      (6.65)
                                         --------     ------     ------     -------     ---------     --------     ------
   Total distributions...............       (.60)      (6.65)     (1.75)      (.09 )        (.04)        (.60)      (6.65)
                                         --------     ------     ------     -------     ---------     --------     ------
Net asset value, end of period.......     $12.36      $14.47     $20.18     $20.87       $ 17.84       $13.89      $16.01
                                         --------     ------     ------     -------     ---------     --------     ------
                                         --------     ------     ------     -------     ---------     --------     ------
TOTAL RETURN (c):....................      (9.92)%      9.04%      5.83%     17.51 %       (2.90)%      (9.01)%     10.22%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)......     $  787      $1,234     $1,874     $2,275       $ 1,307       $  267      $  768
Average net assets (000).............     $  895      $1,739     $1,958     $1,809       $   862       $  388      $  662
Ratios to average net assets:
   Expenses, including distribution
      fees...........................       2.78%       2.63%      2.66%      2.54 %(a)     2.27%(a)(f)    1.78%     1.63%
   Expenses, excluding distribution
      fees...........................       1.78%       1.63%      1.66%      1.54 %(a)     1.27%(a)(f)    1.78%     1.63%
   Net investment (loss).............      (1.53)%     (1.43)%    (1.24)%     (.44 )%(a)    (.90)(a)(f)    (.46)%    (.43)%


                                          Class Z
                                        ----------
                                       September 16,
                                          1996(e)
                                          Through
                                          May 31,
                                            1997
                                       --------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
   period............................      $20.46
                                            -----
Income from investment operations
Net investment income (loss).........         .03
Net realized and unrealized gain
   (loss) on investment and foreign
   currency transactions.............        2.65
                                            -----
   Total from investment
      operations.....................        2.68
                                            -----
Less distributions
Dividends in excess of net investment
   income............................          --
Distributions from net realized gains
   on investment transactions........       (1.75)
                                            -----
   Total distributions...............       (1.75)
                                            -----
Net asset value, end of period.......      $21.39
                                            -----
                                            -----
TOTAL RETURN (c):....................       13.90%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)......      $  603
Average net assets (000).............      $  188
Ratios to average net assets:
   Expenses, including distribution
      fees...........................        1.66%(f)
   Expenses, excluding distribution
      fees...........................        1.66%(f)
   Net investment (loss).............        (.87)%(f)

---------------
(a) Net of expense subsidies and/or fee waivers.
(b) Calculated based upon average shares outstanding.
(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than one full year are not annualized.
(d) Commencement of offering of Class C shares.
(e) Commencement of offering of Class Z shares.
(f) Annualized.
--------------------------------------------------------------------------------
See Notes to Financial Statements.

Report of Independent Accountants           PRUDENTIAL GLOBAL GENESIS FUND, INC.
--------------------------------------------------------------------------------
To the Board of Directors and Shareholders of Prudential Global Genesis Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Global Genesis Fund, Inc. (the 'Fund') at May 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
July 20, 1999
--------------------------------------------------------------------------------

Tax Information (Unaudited)                 PRUDENTIAL GLOBAL GENESIS FUND, INC.
--------------------------------------------------------------------------------
We are required by the Internal Revenue Code to advise you within 60 days of the Fund's fiscal year end (May 31, 1999) as to the federal income tax status of dividends paid during such fiscal year. Accordingly, we are advising you that during its fiscal year ended May 31, 1999, the Fund paid a long-term capital gain distribution of $.05 which is taxable as 20% rate gains, and a short-term capital gain distribution of $.55 which is taxable as ordinary income. The Fund utilized redemptions as distributions in the amount of $0.20 and $0.01 per Class A, B, C and Z share of short-term capital gains and long-term capital gains respectively. Further, we wish to advise you that 0% of the ordinary income dividend paid in the fiscal year ended May 31, 1999 qualified for the corporate dividends received deduction available to corporate taxpayers.
In January 2000, you will be advised on IRS Form 1099 DIV or substitute Form 1099, as to the federal tax status of the distributions received by you in calendar 1999. The amounts that will be reported on such form 1099 DIV will be the amounts to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended May 31, 1999.
--------------------------------------------------------------------------------

                  APPENDIX I--DESCRIPTION OF SECURITY RATINGS

DESCRIPTION OF S&P CORPORATE BOND RATINGS:

  AAA: Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

  AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

  A: Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

  BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

  BB,B,CCC,CC,C: Bonds rated BB,B,CCC,CC, or C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

DESCRIPTION OF MOODY'S CORPORATE BOND RATINGS:

  AAA: Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of these issues.

  AA: Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

  A: Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

  BAA: Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  BA: Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well-safeguarded during both good and bad times over the future. Uncertainty of position characterize bonds in this class.

  B: Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  CAA: Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

  CA: Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

  C: Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded a having extremely poor prospects of ever attaining any real investment standing.

  Moody's applies the numerical modifiers 1, 2, and 3 in the Aa and A rating categories. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF DUFF & PHELPS BOND RATINGS:

  AAA: Bonds rated AAA by Duff & Phelps are considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

  AA+, AA, AA-: Bonds rated A+, AA, or AA- are considered to be of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

  A+, A, A-: Bonds rated A+, A, or A- have protection factors which are average but adequate; however, risk factors are more variable and greater in periods of economic stress.

  BBB+, BBB, BBB-: Bonds rated BBB+, BBB, or BBB- have below average protection factors but are still considered sufficient for prudent investment. These bonds demonstrate considerable variability in risk during economic cycles.

  BB+, BB, BB-: Bonds rated BB+, BB, or BB- are below investment grade but are still deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

  B+, B, B-: Bonds rated B+, B, or B- are below investment grade and possess the risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

  CCC: Bonds rated CCC are well below investment grade securities. Considerable uncertainty exists as to timely payment of principal, interest, or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

  DD: Bonds rated DD are defaulted debt obligations. The issuer failed to meet scheduled principal and/or interest payments.

DESCRIPTION OF S&P COMMERCIAL PAPER RATINGS:

  Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is strong, but the relative degree of safety is not as high as for issues designated A-1.

DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS:
  The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issues rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

DESCRIPTION OF DUFF & PHELPS COMMERCIAL PAPER RATING:

  Duff & Phelps commercial paper ratings are divided into three categories, ranging from "1" for the highest quality obligations to "3" for the lowest. No ratings are issued for companies whose paper is not deemed investment grade. Issues assigned the Duff 1 rating are considered top grade. This category is further divided into three gradations as follows: Duff 1 plus--highest certainty of timely payment, short-term liquidity, including internal operating factors and/or ready access to alternative sources of funds, is clearly outstanding and safety is just below risk-free U.S. Treasury short-term obligations; Duff 1--very high certainty of timely payment, liquidity factors are excellent and supported by strong fundamental protection factors, risk factors are minor; Duff 1 minus--high certainty of timely payment, liquidity factors are strong and supported by good fundamental protection factors, risk factors are very small. Issues rated Duff 2 represent a good certainty of timely payment; liquidity factors and company fundamentals are sound; although ongoing internal funds needs may enlarge total financing requirements, access to capital markets is good; risk factors are small. Duff 3 represents a satisfactory grade; satisfactory liquidity and other protection factors qualify issue as to investment grade; risk factors are larger and subject to more variation; nevertheless timely payment is expected.

                  APPENDIX II--GENERAL INVESTMENT INFORMATION

  The following terms are used in mutual fund investing.

ASSET ALLOCATION

  Asset allocation is a technique for reducing risk and providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also a strategy to gain exposure to better performing asset classes while maintaining investment in other asset classes.

DIVERSIFICATION

  Diversification is a time-honored technique for reducing risk, providing "balance" to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks (and general returns) of any one type of security.

DURATION

  Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer term bonds are generally more sensitive to changes interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.

  Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, i.e., principal and interest rate payments. Duration is expressed as a measure of time in years-the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks, such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).

MARKET TIMING

  Market timing--buying securities when prices are low and selling them when prices are relatively higher--may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors off-set short-term price volatility and realize positive returns.

POWER OF COMPOUNDING

  Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.

STANDARD DEVIATION

  Standard Deviation is an absolute (non-relative) measure of volatility which, for a mutual fund, depicts how widely the returns varied over a certain period of time. When a fund has a high standard deviation, its range of performance has been very wide, implying greater volatility potential. Standard deviation is only one of several measures of a fund's volatility.

                   APPENDIX III--HISTORICAL PERFORMANCE DATA

  The historical performance data contained in this Appendix relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. The information has not been independently verified by the Manager.

  This following chart shows the long-term performance of various asset classes and the rate of inflation.

   EACH INVESTMENT PROVIDES A DIFFERENT OPPORTUNITY (VALUE OF $1 INVESTED ON
                                   12/31/25)

                           [LINE GRAPH APPEARS HERE]

Source:Ibbotson Associates. Used with permission. All rights reserved. This chart is for illustrative purposes only and is not indicative of the past, present, or future performance of any asset class or any Prudential Mutual Fund.

Generally, stock returns are due to capital appreciation and the reinvestment of distributions. Bond returns are due mainly to the reinvestment of interest. Also, stock prices usually are more volatile than bond prices over the long-term. Small stock returns for 1926-1980 are those of stocks comprising the 5th quintile of the New York Stock Exchange. Thereafter, returns are those of the Dimensional Fund Advisors (DFA) Small Company Fund. Common stock returns are based on the S&P Composite Index, a market-weighted, unmanaged index of 500 stocks (currently) in a variety of industries. It is often used as a broad measure of stock market performance.

Long-term government bond returns are measured using a constant one-bond portfolio with a maturity of roughly 20 years. Treasury bill returns are for a one-month bill. Treasuries are guaranteed by the government as to the timely payment of principal and interest; equities are not. Inflation is measured by the consumer price index (CPI).

                                     III-1

  Set forth below is historical performance data relating to various sectors of the fixed-income securities markets. The chart shows the historical total returns of U.S. Treasury bonds, U.S. mortgage securities, U.S. corporate bonds, U.S. high yield bonds and world government bonds on an annual basis from 1988 through 1998. The total returns of the indices include accrued interest, plus the price changes (gains or losses) of the underlying securities during the period mentioned. The data is provided to illustrate the varying historical total returns and investors should not consider this performance data as an indication of the future performance of the Fund or of any sector in which the Fund invests.

  All information relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. Such information has not been verified. The figures do not reflect the operating expenses and fees of a mutual fund. See "Risk/Return Summary--Fees and Expenses" in the prospectus. The net effect of the deduction of the operating expenses of a mutual fund on the historical total returns, including the compounded effect over time, could be substantial.

           Historical Total Returns of Different Bond Market Sectors


YEAR                  1988     1989     1990     1991     1992     1993     1994     1995     1996     1997     1998
----------------------------------------------------------------------------------------------------------------------
U.S. Government
Treasury
Bonds/1/               7.0%    14.4%     8.5%    15.3%     7.2%   10.7%     (3.4)%  18.4%     2.7%     9.6%    10.0%
----------------------------------------------------------------------------------------------------------------------
U.S. Government
Mortgage
Securities/2/          8.7%    15.4%    10.7%    15.7%     7.0%    6.8%     (1.6)%  16.8%     5.4%     9.5%     7.0%
----------------------------------------------------------------------------------------------------------------------
U.S. Investment Grade
Corporate Bonds/3/     9.2%    14.1%     7.1%    18.5%     8.7%   12.2%     (3.9)%  22.3%     3.3%    10.2%     8.6%
----------------------------------------------------------------------------------------------------------------------
U.S. High Yield
Bonds/4/              12.5%     0.8%    (9.6)%   46.2%    15.8%   17.1%     (1.0)%  19.2%    11.4%    12.8%     1.6%
----------------------------------------------------------------------------------------------------------------------
World Government
Bonds/5/               2.3%    (3.4)%   15.3%    16.2%     4.8%   15.1%      6.0%   19.6%     4.1%    (4.3)%    5.3%
----------------------------------------------------------------------------------------------------------------------
Difference between
highest and lowest
returns percent       10.2%    18.8%    24.9%    30.9%    11.0%   10.3%      9.9%    5.5%     8.7%    17.1%     8.4%
----------------------------------------------------------------------------------------------------------------------

---------
/1/ Lehman Brothers Treasury Bond Index is an unmanaged index made up of over 150 public issues of the U.S. Treasury having maturities of at least one year.
/2/ Lehman Brothers Mortgage-Backed Securities Index is an unmanaged index that includes over 600 15- and 30-year fixed-rate mortgaged-backed securities of the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC).
/3/ Lehman Brothers Corporate Bond Index includes over 3,000 public fixed-rate, nonconvertible investment-grade bonds. All bonds are U.S. dollar-denominated issues and include debt issued or guaranteed by foreign sovereign governments, municipalities, governmental agencies or international agencies. All bonds in the index have maturities of at least one year.
/4/ Lehman Brothers High Yield Bond Index is an unmanaged index comprising over
    750 public, fixed-rate, nonconvertible bonds that are rated Ba1 or lower by Moody's Investors Service (or rated BB+ or lower by S&P or Fitch Investors Service). All bonds in the index have maturities of at least one year. Data retrieved from Lipper, Inc.
/5/ Salomon Smith Barney Brothers World Government Index (Non U.S.) include 800 bonds issued by various foreign governments or agencies, excluding those in the U.S., but including those in Japan, Germany, France, the U.K., Canada, Italy, Australia, Belgium, Denmark, the Netherlands, Spain, Sweden, and Austria. All bonds in the index have maturities of at least one year.


                                     III-2

This chart illustrates the performance of major world stock markets for the period from 12/31/85 through 12/31/98. It does not represent the performance of any Prudential Mutual Fund.

Average Annual Total Returns of
Major World Stock Markets 12/31/85-
12/31/98 (in U.S. Dollars)


Belgium                 22.7%
Spain                   22.5%
The Netherlands         20.8%
Sweden                  19.9%
Switzerland             18.3%
USA                     18.1%
Hong Kong               17.8%
France                  17.4%
UK                      16.7%
Germany                 13.4%
Austria                  8.9%
Japan                    6.5%

Source: Morgan Stanley Capital International (MSCI) and Lipper, Inc. as of 12/31/98. Used with permission. Morgan Stanley Country indices are unmanaged indices which include those stocks making up the largest two-thirds of each country's total stock market capitalization. Returns reflect the reinvestment of all distributions. This chart is for illustrative purposes only and is not indicative of the past, present or future performance of any specific investment. Investors cannot invest directly in stock indices.


This chart shows the growth of a hypothetical $10,000 investment made in the stocks representing the S&P 500 stock index with and without reinvested dividends.


                            [MAC CHART APPEARS HERE]

Source: Lipper, Inc. Used with permission. All rights reserved. This chart is used for illustrative purposes only and is not intended to represent the past, present or future performance of any Prudential Mutual Fund. Common stock total return is based on the Standard & Poor's 500 Stock Index, a market-value-weighted index made up of 500 of the largest stocks in the U.S. based upon their stock market value. Investors cannot invest directly in indices.

                                     III-3

                  ------------------------------------------

                  WORLD STOCK MARKET CAPITALIZATION BY REGION
                          WORLD TOTAL: $15.8 TRILLION

                                  [PIE GRAPH]

                              Canada          1.8%
                              U.S.           51.0%
                              Europe         34.7%
                              Pacific Basin  12.5%



                    Source: Morgan Stanley Capital
                    International, December 31, 1998. Used
                    with permission. This chart represents
                    the capitalization of major world stock
                    markets as measured by the Morgan
                    Stanley Capital International (MSCI)
                    World Index. The total market
                    capitalization is based on the value of
                    approximately 1577 companies in 22
                    countries (representing approximately
                    60% of the aggregate market value of
                    the stock exchanges). This chart is for
                    illustrative purposes only and does not
                    represent the allocation of any
                    Prudential Mutual Fund.

                                     III-4

  This chart below shows the historical volatility of general interest rates as measured by the long U.S. Treasury Bond.

           Long Term U.S. Treasury Bond Yield in Percent (1926-1998)

                           [LINE GRAPH APPEARS HERE]

------------------------------------------
Source: Ibbotson Associates. Used with permission. All rights reserved. The chart illustrates the historical yield of the long-term U.S. Treasury Bond from 1926-1998. Yields represent that of an annually renewed one-bond portfolio with a remaining maturity of approximately 20 years. This chart is for illustrative purposes and should not be construed to represent the yields of any Prudential Mutual Fund.

                                     III-5

                APPENDIX IV--INFORMATION RELATING TO PRUDENTIAL

  Set forth below is information relating to The Prudential Insurance Company of America (Prudential) and its subsidiaries as well as information relating to the Prudential Mutual Funds. See "Management of the Fund--Manager" in the Prospectus. The data will be used in sales materials relating to the Prudential Mutual Funds. Unless otherwise indicated, the information is as of December 31, 1997 and is subject to change thereafter. All information relies on data provided by The Prudential Investment Corporation (PIC) or from other sources believed by the Manager to be reliable. Such information has not been verified by the Fund.

INFORMATION ABOUT PRUDENTIAL

  The Manager and PIC/1/ are subsidiaries of Prudential, which is one of the largest diversified financial services institutions in the world and, based on total assets, the largest insurance company in North America as of December 31, 1997. Principal products and services include life and health insurance, other healthcare products, property and casualty insurance, securities brokerage, asset management, investment advisory services and real estate brokerage. Prudential (together with its subsidiaries) employs more than 81,000 persons worldwide, and maintains a sales force of approximately 11,500 agents and 6,400 domestic and international financial advisors. Prudential is a major issuer of annuities, including variable annuities. Prudential seeks to develop innovative products and services to meet consumer needs in each of its business areas. Prudential uses the rock of Gibraltar as its symbol. The Prudential rock is a recognized brand name throughout the world.

  Insurance. Prudential has been engaged in the insurance business since 1875. It insures or provides financial services to nearly 50 million people worldwide. Long one of the largest issuers of life insurance, Prudential has 22 million life insurance policies in force today with a face value of almost $1 trillion. Prudential has the largest capital base ($12.1 billion) of any life insurance company in the United States. The Prudential provides auto insurance for more than 1.6 million cars and insures more than 1.2 million homes.

  Money Management. Prudential is one of the largest pension fund managers in the country, providing pension services to 1 in 3 Fortune 500 firms. It manages $36 billion of individual retirement plan assets, such as 401(k) plans. As of December 31, 1997, Prudential had more than $370 billion in assets under management. Prudential Investments, a business group of Prudential (of which Prudential Mutual Funds is a key part), manages over $211 billion in assets of institutions and individuals. In Institutional Investor, July 1998, Prudential was ranked eighth in terms of total assets under management as of December 31, 1997.

  Real Estate. The Prudential Real Estate Affiliates, is one of the leading real estate brokerage networks in North America and has more than 37,000 real estate brokers and agents and more than 1,400 offices throughout the United States.

  Healthcare. Over two decades ago, Prudential introduced the first federally-funded, for-profit HMO in the country. Today, approximately 4.9 million Americans receive healthcare from a Prudential managed care membership/2/.

  Financial Services. The Prudential Savings Bank FSB, a wholly-owned subsidiary of Prudential, has nearly $1 billion in assets and serves nearly
1.5 million customers across 50 states.

INFORMATION ABOUT THE PRUDENTIAL MUTUAL FUNDS

  As of November 30, 1998 Prudential Investments Fund Management is the 18th largest mutual fund company in the country, with over 2.5 million shareholders invested in more than 50 mutual fund portfolios and variable annuities with more than 3.7 million shareholder accounts.

  The Prudential Mutual Funds have over 30 portfolio managers who manage over $55 billion in mutual fund and variable annuity assets. Some of Prudential's portfolio managers have over 20 years of experience managing investment portfolios.
----------
/1/ Prudential Investments serves as the Subadvisor to substantially all of the Prudential Mutual Funds. Wellington Management Company serves as the subadvisor to Global Utility Fund, Inc., Nicholas-Applegate Capital Management as the subadviser to Nicholas-Applegate Fund, Inc., Jennison Associates Capital Corp., as one of the subadvisors to Prudential Investment Portfolios, Inc., and Mercator Asset Management LP as the Subadvisor to International Stock Series, a portfolio of Prudential World Fund, Inc. There are multiple subadvisors for The Target Portfolio Trust.
/2/ On December 10, 1998, Prudential announced its intention to sell
    Prudential Health Care to Aetna, Inc. for $1 billion.

  From time to time, there may be media coverage of portfolio managers and other investment professionals associated with the Manager and the Subadviser in national and regional publications, on television and in other media. Additionally, individual mutual fund portfolios are frequently cited in surveys conducted by national and regional publications and media organizations such as The Wall Street Journal, The New York Times, Barron's and USA Today.

  Equity Funds. Prudential Equity Fund is managed with a "value" investment style by PIC. In 1995, Prudential Securities introduced Prudential Jennison Growth Fund, a growth-style equity fund managed by Jennison Associates Capital LLC, a premier institutional equity manager and a subsidiary of Prudential.

  High Yield Funds. Investing in high yield bonds is a complex and research intensive pursuit. A separate team of high yield bond analysts monitor approximately 200 issues held in the Prudential High Yield Fund (currently the largest fund of its kind in the country) along with 100 or so other high yield bonds, which may be considered for purchase./3/ Non-investment grade bonds, also known as junk bonds or high yield bonds, are subject to a greater risk of loss of principal and interest including default risk than higher-rated bonds. Prudential high yield portfolio managers and analysts meet face-to-face with almost every bond issuer in the High Yield Fund's portfolio annually, and have additional telephone contact throughout the year.

  Prudential's portfolio managers are supported by a large and sophisticated research organization. Investment grade bond analysts monitor the financial viability of different bond issuers in the investment grade corporate and municipal bond markets--from IBM to small municipalities, such as Rockaway Township, New Jersey. These analysts consider among other things sinking fund provisions and interest coverage ratios.

  Prudential's portfolio managers and analysts receive research services from almost 200 brokers and market service vendors. They also receive nearly 100 trade publications and newspapers--from Pulp and Paper Forecaster to Women's Wear Daily--to keep them informed of the industries they follow.

  Prudential Mutual Funds' traders scan over 100 computer monitors to collect detailed information on which to trade. From natural gas prices in the Rocky Mountains to the results of local municipal elections, a Prudential portfolio manager or trader is able to monitor it if its important to a Prudential Mutual Fund.

  Prudential Mutual Funds trades billions in U.S. and foreign government securities a year. PIC seeks information from government policy makers. Prudential's portfolio managers met with several senior U.S. and foreign government officials, on issues ranging from economic conditions in foreign countries to the viability of index-linked securities in the United States.

INFORMATION ABOUT PRUDENTIAL SECURITIES

  Prudential Securities is the fifth largest retail brokerage firm in the United States with approximately 6,000 financial advisors. It offers to its clients a wide range of products, including Prudential Mutual Funds and Annuities. As of December 31, 1998, assets held by Prudential Securities for its clients approximated $268 billion. During 1998, over 31,000 new customer accounts were opened each month at Prudential Securities.

  Prudential Securities has a two-year Financial Advisor training program plus advanced education programs, including Prudential Securities "university," which provides advanced education in a wide array of investment areas.

  In addition to training, Prudential Securities provides its financial advisors with access to firm economists and market analysts. It has also developed proprietary tools for use by financial advisors, including the Financial Architects Financial Advisors to evaluate a client's objectives and overall financial plan, and a comprehensive mutual fund information and analysis system that compares different mutual funds.

  For more complete information about any of the Prudential Mutual Funds, including changes and expenses, call your Prudential Securities financial adviser or Pruco/Prudential representative for a free prospectus. Read it carefully before you invest or send money.
----------
/3/ The number of bonds and the size of the Fund are subject to change.

                                     IV-2